Nuveen Investments Equity Funds

PROSPECTUS     NOVEMBER 28, 2007

For investors seeking long-term capital appreciation.

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Rittenhouse Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Section 1 The Funds
This section provides you with an overview of the funds, including investment objectives, risk factors, expense information and historical performance information.

Introduction	1

Nuveen Santa Barbara Dividend Growth Fund	2

Nuveen Santa Barbara Growth Fund	4

Nuveen Santa Barbara Growth Opportunities Fund	6

Nuveen Rittenhouse Growth Fund	8

Section 2 How We Manage Your Money
This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds	10

What Types of Securities We Invest In	16

How We Select Investments	18

What the Risks Are	19

How We Manage Risk	22

Section 3 How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account.

What Share Classes We Offer	23

How to Reduce Your Sales Charge	24

How to Buy Shares	26

Systematic Investing	27

Systematic Withdrawal	28

Special Services	28

How to Sell Shares	29

Section 4 General Information
This section summarizes the funds’ distribution policies and other general fund information.

Dividends, Distributions and Taxes	31

Distribution and Service Plans	32

Net Asset Value	33

Frequent Trading	34

Fund Service Providers	35

Section 5 Financial Highlights
This section provides the funds’ financial performance.	36

Section 6 Glossary
This section provides definitions for certain terms included in the prospectus.	40

November 28, 2007

Section 1    The Funds

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Rittenhouse Growth Fund

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1    The Funds

1

Nuveen Santa Barbara Dividend Growth Fund

Fund Overview

Investment Objective

The investment objective of the fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation.

How the Fund Pursues Its Objective

Under normal market conditions, the Nuveen Santa Barbara Dividend Growth Fund (the “Dividend Growth Fund”) will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The fund seeks to provide income from dividends that is tax-advantaged, subject to holding period requirements.

Nuveen Asset Management (“NAM”), the fund’s investment adviser, has selected Santa Barbara Asset Management (“SBAM”), an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. Reflecting the fund’s focus on dividend-paying securities, SBAM begins the investment process for this fund by applying a screen for dividend-paying common and preferred stocks. From this group of stocks, SBAM focuses on those companies growing their dividends faster and/or yielding more than the S&P 500 Index. SBAM then employs bottom-up, fundamental analysis to select the companies in which to invest.

The fund invests primarily in equity securities of companies domiciled in the U.S. but may invest up to 25% of its net assets in U.S. dollar-denominated equity securities of non-U.S. companies, including ADRs and other types of dollar-denominated depositary receipts of such companies.

Companies in certain economic sectors of the market, such as the financial services, utilities and energy sectors, have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the fund’s focus on dividend-paying securities, the fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market.

What Are the Risks of Investing in the Fund?

Equity Market Risk—The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Preferred Security Risk—There are special risks associated with investing in preferred securities. Generally, preferred security holders (such as the fund) have no voting rights with respect to the issuing company unless certain events occur. Also in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the fund. In addition, preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments.

Non-U.S. Risk—The fund’s potential investment in non-U.S. stocks (up to 25% of net assets) also presents additional risk. Non-U.S. risk is the risk that non-U.S. stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Currency Risk—Currency risk is the risk that the value of the fund’s portfolio will be more volatile due to the impact that changes in non-U.S. currency exchange rates will have on the fund’s investments in non-U.S. stocks.

As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

•	long-term total returns from a growth-oriented equity investing strategy;

•	exposure to dividend-paying stocks; or

•	to meet long-term financial goals.

You should not invest in this fund if you are:

•	unwilling to accept share price fluctuations, including the possibility of sharp price declines; or

•	investing to meet short-term financial goals.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Section 1    The Funds

2

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses1

Paid Directly From Your Investment

Share Class	A		B		C		R2
Maximum Sales Charge Imposed on Purchases	5.75%	[3]	None		None		None

Maximum Sales Charge Imposed on Reinvested Dividends	None		None		None		None

Exchange Fees	None		None		None		None

Deferred Sales Charge[4]	None	[3]	5%	[5]	1%	[6]	None

Annual Fund Operating Expenses

Paid From Fund Assets

Share Class	A	B	C	R
Management Fees	.78%	.78%	.78%	.78%

12b-1 Distribution and Service Fees[7]	.25%	1.00%	1.00%	—

Other Expenses	3.58%	4.00%	3.56%	3.36%

Total Annual Fund Operating Expenses—Gross	4.61%	5.78%	5.34%	4.14%

Expense Reimbursements	(3.33%)	(3.75%)	(3.30%)	(3.10%)

Custodian Fee Credits[8]	(.18%)	(.18%)	(.19%)	(.19%)

Total Annual Fund Operating Expenses—Net*	1.10%	1.85%	1.85%	.85%

*	The Total Annual Fund Operating Expenses-Net provided in the table reflect the contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses. The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2009, in order to prevent Total Annual Fund Operating Expenses-Net (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.05% (1.30% after November 30, 2009) of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. The expense reimbursements reduce the operating expenses for the year ended July 31, 2007 to 1.28%, 2.03%, 2.04% and 1.04%, for Class A, B, C and R, respectively.

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses-Net are 1.05% through November 30, 2009 and 1.30% after November 30, 2009 (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). Your actual returns and costs may be higher or lower.

	Redemption				No Redemption
Share Class	A	B	C	R	A	B	C	R
1 Year	$700	$608	$208	$107	$700	$208	$208	$107

3 Years	$989	$969	$669	$361	$989	$669	$669	$361

5 Years	$1,325	$1,284	$1,184	$664	$1,325	$1,184	$1,184	$664

10 Years	$2,273	$2,407	$2,596	$1,523	$2,273	$2,407	$2,596	$1,523

1.	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
2.	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can Buy and Sell Shares.”
3.	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”
4.	As a percentage of the lesser of purchase price or redemption proceeds.
5.	Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.
6.	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
7.	Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority’s (“FINRA”) Conduct Rules.
8.	The fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. There is no guarantee that the fund will earn such credits in the future.

Section 1    The Funds

3

Nuveen Santa Barbara Growth Fund

Fund Overview

Investment Objective

The investment objective of the fund is to seek long-term capital appreciation.

How the Fund Pursues Its Objective

Under normal market conditions, the Nuveen Santa Barbara Growth Fund (the “Growth Fund”) will generally invest in equity securities of companies with mid- to large-sized market capitalizations at the time of purchase. For this fund, companies with mid- to large sized market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index.

NAM, the fund’s investment adviser, has selected SBAM, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. SBAM employs bottom-up, fundamental analysis when selecting companies in which to invest. SBAM favors companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management, and low dependence on capital markets. SBAM believes that companies exhibiting stable growth characteristics will perform through various business and economic cycles. Although stable growth companies are not immune from earnings and valuation declines during economic and market slowdowns, the fund’s management believes that they are better suited to grow in periods of recovery and to reach new earnings peaks with each subsequent business cycle. The fund’s management adopts a long-term view and, notwithstanding major disruptions to management and business strategy, expects to maintain investments on average a minimum of three years.

The fund invests primarily in equity securities of companies domiciled in the U.S. but may invest up to 25% of its net assets in U.S. dollar-denominated equity securities of non-U.S. companies, including American Depositary Receipts (“ADRs”) and other types of dollar-denominated depositary receipts of such companies.

What Are the Risks of Investing in the Fund?

Equity Market Risk—The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Non-U.S. Risk—The fund’s potential investment in non-U.S. stocks (up to 25% of net assets) also presents additional risk. Non-U.S. risk is the risk that non-U.S. stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Currency Risk—Currency risk is the risk that the value of the fund’s portfolio will be more volatile due to the impact that changes in non-U.S. currency exchange rates will have on the fund’s investments in non-U.S. stocks.

As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

•	long-term capital appreciation potential from a growth-oriented equity investing strategy; or

•	to meet long-term financial goals.

You should not invest in this fund if you are:

•	unwilling to accept share price fluctuation, including the possibility of sharp price declines; or

•	investing to meet short-term financial goals.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Section 1    The Funds

4

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses1

Paid Directly From Your Investment

Share Class	A		B		C		R2
Maximum Sales Charge Imposed on Purchases	5.75%	[3]	None		None		None

Maximum Sales Charge Imposed on Reinvested Dividends	None		None		None		None

Exchange Fees	None		None		None		None

Deferred Sales Charge[4]	None	[3]	5%	[5]	1%	[6]	None

Annual Fund Operating Expenses

Paid From Fund Assets

Share Class	A	B	C	R
Management Fees	.88%	.88%	.88%	.88%

12b-1 Distribution and Service Fees[7]	.25%	1.00%	1.00%	—

Other Expenses	2.35%	3.02%	2.27%	2.91%

Total Annual Fund Operating Expenses—Gross	3.48%	4.90%	4.15%	3.79%

Expense Reimbursements	(2.09%)	(2.76%)	(2.00%)	(2.66%)

Custodian Fee Credits[8]	(.24%)	(.25%)	(.24%)	(.24%)

Total Annual Fund Operating Expenses—Net*	1.15%	1.89%	1.91%	.89%

*	The Total Annual Fund Operating Expenses-Net provided in the table reflect the contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses. The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2009, in order to prevent Total Annual Fund Operating Expenses-Net (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.15% (1.40% after November 30, 2009) of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. The expense reimbursements reduce the operating expenses for the year ended July 31, 2007 to 1.39%, 2.14%, 2.15% and 1.13%, for Classes A, B, C and R, respectively.

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses-Net are 1.15% through November 30, 2009 and 1.40% after November 30, 2009 (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). Your actual returns and costs may be higher or lower.

	Redemption				No Redemption
Share Class	A	B	C	R	A	B	C	R
1 Year	$709	$618	$218	$117	$709	$218	$218	$117

3 Years	$1,018	$1,000	$700	$393	$1,018	$700	$700	$393

5 Years	$1,375	$1,334	$1,234	$717	$1,375	$1,234	$1,234	$717

10 Years	$2,376	$2,510	$2,697	$1,635	$2,376	$2,510	$2,697	$1,635

1.	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
2.	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can Buy and Sell Shares.”
3.	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”
4.	As a percentage of the lesser of purchase price or redemption proceeds.
5.	Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.
6.	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
7.	Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the FINRA’s Conduct Rules.
8.	The fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. There is no guarantee that the fund will earn such credits in the future.

Section 1    The Funds

5

Nuveen Santa Barbara Growth Opportunities Fund

Fund Overview

Investment Objective

The investment objective of the fund is to seek long-term capital appreciation.

How the Fund Pursues Its Objective

Under normal circumstances, the Nuveen Santa Barbara Growth Opportunities Fund (the “Growth Opportunities Fund”) will be invested in equity securities of companies with small- to mid-sized market capitalizations at the time of purchase (currently from $50 million to $20 billion).

NAM, the fund’s investment adviser, has selected SBAM, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. SBAM employs bottom-up, fundamental analysis when selecting companies in which to invest. SBAM invests opportunistically in small and mid-cap companies that it believes demonstrate growth potential and are reasonably priced. As a result of its opportunistic approach, the portfolio may include companies with stable, sustainable earnings, “fallen angels” that SBAM believes are near a turnaround and companies that provide higher dividend yields. In seeking attractive growth potential, SBAM will look for, among other factors, but not limited to: new management; near-term catalysts; and companies that are potential acquisition candidates.

The fund invests primarily in equity securities of companies domiciled in the U.S. but may invest up to 25% of its net assets in U.S. dollar-denominated equity securities of non-U.S. companies, including ADRs and other types of dollar-denominated depositary receipts of such companies.

What Are the Risks of Investing in the Fund?

Equity Market/Smaller Company Risk—The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are greater for small and medium market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be more dependent on a smaller management group than larger more established companies. These companies are also typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time or price that the fund would like.

Non-U.S. Risk—The fund’s potential investment in non-U.S. stocks (up to 25% of net assets) also presents additional risk. Non-U.S. risk is the risk that non-U.S. stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Currency Risk—Currency risk is the risk that the value of the fund’s portfolio will be more volatile due to the impact that changes in non-U.S. currency exchange rates will have on the fund’s investments in non-U.S. stocks.

As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

•	Long-term capital appreciation potential from a growth-oriented equity investing strategy; or

•	To meet long-term financial goals.

You should not invest in this fund if you are:

•	Unwilling to accept share price fluctuation, including the possibility of sharp price declines; or

•	Investing to meet short-term financial goals.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Section 1    The Funds

6

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses1

Paid Directly From Your Investment

Share Class	A		B		C		R2
Maximum Sales Charge Imposed on Purchases	5.75%	[3]	None		None		None

Maximum Sales Charge Imposed on Reinvested Dividends	None		None		None		None

Exchange Fees	None		None		None		None

Deferred Sales Charge[4]	None	[3]	5%	[5]	1%	[6]	None

Annual Fund Operating Expenses

Paid From Fund Assets

Share Class	A	B	C	R
Management Fees	.98%	.98%	.98%	.98%

12b-1 Distribution and Service Fees[7]	.25%	1.00%	1.00%	—

Other Expenses	5.11%	5.10%	5.10%	5.11%

Total Annual Fund Operating Expenses—Gross	6.34%	7.08%	7.08%	6.09%

Expense Reimbursements	(4.86%)	(4.84%)	(4.84%)	(4.86%)

Custodian Fee Credits[8]	(.18%)	(.19%)	(.19%)	(.19%)

Total Annual Fund Operating Expenses—Net*	1.30%	2.05%	2.05%	1.04%

*	The Total Annual Fund Operating Expenses-Net provided in the table reflect the contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses. The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2009, in order to prevent Total Annual Fund Operating Expenses-Net (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.25% (1.50% after November 30, 2009) of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. The expense reimbursements reduce the operating expenses for the year ended July 31, 2007 to 1.48%, 2.24%, 2.24% and 1.23% for Classes A, B, C and R, respectively.

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses-Net are 1.25% through November 30, 2009 and 1.50% after November 30, 2009 (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). Your actual returns and costs may be higher or lower.

	Redemption				No Redemption
Share Class	A	B	C	R	A	B	C	R
1 Year	$719	$628	$228	$127	$719	$228	$228	$127

3 Years	$1,047	$1,030	$730	$424	$1,047	$730	$730	$424

5 Years	$1,424	$1,384	$1,284	$770	$1,424	$1,284	$1,284	$770

10 Years	$2,479	$2,612	$2,797	$1,747	$2,479	$2,612	$2,797	$1,747

1.	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
2.	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can Buy and Sell Shares.”
3.	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”
4.	As a percentage of the lesser of purchase price or redemption proceeds.
5.	Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.
6.	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
7.	Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the FINRA’s Conduct Rules.
8.	The fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. There is no guarantee that the fund will earn such credits in the future.

Section 1    The Funds

7

Nuveen Rittenhouse Growth Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide long-term growth of capital by investing in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large-capitalization companies that have a history of consistent earnings and dividend growth.

How the Fund Pursues Its Objective

The Nuveen Rittenhouse Growth Fund (the “Rittenhouse Growth Fund”) ordinarily will invest at least 65% of its total assets in the equity securities of high quality companies—those large-capitalization companies with a high financial strength rating and a history of consistent and predictable earnings growth.

NAM, the fund’s investment adviser, has selected Rittenhouse Asset Management, Inc. (“Rittenhouse”), an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. Rittenhouse will supplement fundamental research with a greater emphasis on quantitative analysis in the security selection and portfolio construction processes. Through this combination of fundamental and quantitative analysis, Rittenhouse seeks to invest in the 50-80 companies that it believes have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.

What Are the Risks of Investing in the Fund?

Equity Market Risk—The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Non-U.S. Risk—The fund’s potential investment in non-U.S. stocks also presents additional risk. Non-U.S. risk is the risk that non-U.S. stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

•	a conservative growth stock fund as the core of a diversified investment plan;

•	to build and protect wealth over time through prudent capital management;

•	to meet long-term financial goals.

You should not invest in this fund if you are:

•	unwilling to accept share price fluctuation, including the possibility of sharp price declines;

•	investing to meet short-term financial goals.

How the Fund Has Performed

The chart and table that follow illustrate annual fund calendar year returns for each of the past nine years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2006. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund’s performance compares with the returns of broad measures of market performance and a peer group of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

Total Returns1

1.	The Class A year-to-date return on net asset value as of 9/30/07 was 10.88%.

Section 1    The Funds

8

During the nine-year period ended December 31, 2006, the highest and lowest quarterly returns were 21.21% and -17.60%, respectively for the quarters ended 12/31/98 and 3/31/01. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does reflect sales charges.

	Average Annual Total Returns for the Periods Ended December 31, 2006
Class	1 Year	5 Year	Since Inception (12/31/97)
Class A (Offer)	3.40%	-1.34%	0.83%
Class B	4.84%	-1.12%	0.82%
Class C	8.89%	-0.92%	0.74%
Class R	9.96%	0.07%	1.74%
Class A (Offer) Returns:
After Taxes on Distributions	3.40%	-1.34%	0.82%
After Taxes on Distributions and Sale of Shares	2.21%	-1.13%	0.70%
Russell 1000 Growth Index[2]	9.07%	2.69%	5.44%
Russell Top 200 Growth Index[2]	8.56%	1.11%	4.78%
Lipper Peer Group[2]	4.72%	2.01%	4.72%

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses3

Paid Directly From Your Investment

Share Class	A		B		C		R4
Maximum Sales Charge Imposed on Purchases	5.75%	[5]	None		None		None

Maximum Sales Charge Imposed on Reinvested Dividends	None		None		None		None

Exchange Fees	None		None		None		None

Deferred Sales Charge[6]	None	[5]	5%	[7]	1%	[8]	None

Annual Fund Operating Expenses

Paid From Fund Assets

Share Class	A	B	C	R
Management Fees	0.83%	0.83%	0.83%	0.83%

12b-1 Distribution and Service Fees[9]	0.25%	1.00%	1.00%	—

Other Expenses	0.42%	0.43%	0.43%	0.42%

Total Annual Fund Operating Expenses—Gross*	1.50%	2.26%	2.26%	1.25%

*	The Total Annual Fund Operating Expenses-Gross provided in the table above do not reflect a voluntary commitment by the fund’s investment adviser to waive fees and reimburse expenses. The investment adviser agreed to waive fees and reimburse expenses through November 30, 2008 in order to prevent Total Annual Fund Operating Expense-Net (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.22%, of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. The expense limitation may be modified at any time. The expense limitations reduced the actual operating expenses for the most recent fiscal year to the levels provided below.

After Expense Reimbursements	A		B		C		R

Expense Reimbursements	(0.05%	)	(0.06%	)	(0.05%	)	(0.05%	)

Total Annual Fund Operating Expenses—Net	1.45%		2.20%		2.21%		1.20%

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses-Gross remain the same. Your actual returns and costs may be higher or lower.

	Redemption				No Redemption
Share Class	A	B	C	R	A	B	C	R
1 Year	$719	$629	$229	$127	$719	$229	$229	$127

3 Years	$1,022	$1,006	$706	$397	$1,022	$706	$706	$397

5 Years	$1,346	$1,310	$1,210	$686	$1,346	$1,210	$1,210	$686

10 Years	$2,263	$2,404	$2,595	$1,511	$2,263	$2,404	$2,595	$1,511

2.	Lipper Peer Group returns reflect the performance of the Lipper Large-Cap Growth Index. See “Glossary” for index descriptions.
3.	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
4.	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can Buy and Sell Shares.”
5.	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”
6.	As a percentage of the lesser of purchase price or redemption proceeds.
7.	Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
8.	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
9.	Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the FINRA’s Conduct Rules.

Section 1    The Funds

9

Section 2    How We Manage Your Money

To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

                                    [GRAPHIC]

          WHO MANAGES THE FUNDS

NAM, the funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM has overall responsibility for management of the funds. NAM oversees the management of the funds’ portfolios, managing the funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $170 billion in assets under management, as of September 30, 2007.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), which is a private equity investment firm based in Chicago, Illinois. The investor group led by Madison Dearborn includes affiliates of Merrill Lynch. As a result of the merger, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of NAM and the funds. As a result, the funds will generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM and the funds do not believe that any such prohibition or limitation will have a materially adverse effect on the funds’ ability to pursue its investment objective and policies.

NAM has selected SBAM, 200 E. Carrillo St., Santa Barbara, California 93101, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the Dividend Growth Fund, the Growth Fund and the Growth Opportunities Fund (collectively, the “Santa Barbara Funds”). SBAM manages and supervises the investment of the Santa Barbara Funds’ assets on a discretionary basis, subject to the supervision of NAM. SBAM has provided investment management services since 1988. SBAM managed over $5 billion in assets as of September 30, 2007. Nuveen Investments purchased SBAM in October 2005. SBAM is organized as a Delaware limited liability company, with Nuveen Investments as its sole managing member. Prior to its acquisition by Nuveen Investments in 2005, SBAM was owned by the principals of the firm.

The portfolio manager for the Dividend Growth Fund is James Boothe. The portfolio managers for the Growth Fund are Michael Mayfield, George Tharakan, Mr. Boothe and Britton Smith. The portfolio manager for the Growth Opportunities Fund is Mr. Tharakan.

Michael G. Mayfield, President and Chief Investment Officer, joined SBAM in 1995. Prior to SBAM, Mr. Mayfield led the structuring and initial fund for the Scudder Latin American Trust for Independent Power at NatWest Markets in New York. Mr. Mayfield also was with Drexel Burnham Lambert where he founded and managed Drexel’s Special Equity Transaction Department. He earned a B.S. in business administration/finance and business economics from the University of Southern California.

Section 2    How We Manage Your Money

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George Tharakan, CFA, Director of Research, joined SBAM in 2003. He was previously a Senior Vice President at Vantis Capital, and prior to that he was a Senior Vice President at Roxbury Capital Management, and a Senior Design Engineer for Intel Corporation. Mr. Tharakan is an honors graduate of the Indian Institute of Technology, has an M.S. in computer engineering from the University of Illinois, and received an MBA in finance with honors from the Anderson School of Business (UCLA).

James Boothe, CFA, joined SBAM in 2002. His investment management career began in 1978. His prior affiliations include: USAA Investment Management Co., San Juan Asset Management, Bradford & Marzec and Farmers Insurance Group. He earned a BBA in Finance from Kent State University and an MBA from Loyola Marymount University.

Britton Smith, CFA, joined SBAM in 2001. Prior to SBAM, Mr. Smith was a Senior Research Analyst with Peritus Asset Management. Mr. Smith also worked as a Project Scientist for Larry Walker Associates and as a Research Assistant at the University of California Toxic Substances Research and Teaching Program. Mr. Smith earned a BA from Amherst College and a MESM in biogeochemistry from the University of California Santa Barbara.

NAM has selected Rittenhouse, Five Radnor Corporate Center, Suite 300, Radnor, Pennsylvania 19087-9570, as sub-adviser to manage the investment portfolio of the Rittenhouse Growth Fund. Rittenhouse, a wholly owned subsidiary of Nuveen Investments, is an institutional investment management firm with over 20 years of experience and approximately $3.26 billion in assets under management as of September 30, 2007. Rittenhouse’s investment management strategy and portfolio purchase and sale determinations are set through a team approach, with all of its investment professionals contributing. Members of the investment team are described below.

James J. Jolinger has been a Managing Director and Portfolio Manager of Rittenhouse since 2004 and has been a member of the research and investment team since 2004. He previously was a Portfolio Manager and Executive Director of Morgan Stanley Investment Management, Inc. from 1997 to 2003.

Daniel C. Roarty, CFA, has been a Managing Director since 2004 and Portfolio Manager of Rittenhouse and is a member of the research and investment team since 2001.

Nancy M. Crouse, CFA, has been a Managing Director and Portfolio Manager since April 2005 of Rittenhouse. She was previously Senior Vice President/Senior Portfolio Manager at Delaware Investment Advisers from 1993 to 2005.

Robert A. Norton, Jr., CFA, has been a Vice President and Portfolio Manager of Rittenhouse since 2002 and has been a member of the research and investment team. Prior to 2002, he was with Delaware Investments for 17 years as a Vice President.

The investment team meets regularly to review pertinent information from internal and external sources and make decisions regarding all Rittenhouse investment positions. The activities of the investment team are overseen by an investment oversight group at NAM, which regularly reviews the investment strategy, market sectors, and individual security holdings of the funds.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds, is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com/MF/resources/eReports.aspx.

Section 2    How We Manage Your Money

11

How SBAM Has Performed

The tables and charts below illustrate the historical performance of the SBAM’s Dividend Growth Composite, which consists of SBAM’s separately managed accounts that have essentially the same investment objective and policies as the Dividend Growth Fund, SBAM’s Stable Growth Composite, which consists of SBAM’s separately managed accounts that have essentially the same investment objective and policies as the Growth Fund, and SBAM’s Small/Mid Cap Equity Composite, which consists of SBAM’s separately managed accounts that have essentially the same investment objective and policies as the Growth Opportunities Fund.

As of June 30, 2007, the Santa Barbara Dividend Growth Composite consisted of fifteen accounts totaling $14.0 million in assets, the Santa Barbara Stable Growth Composite consisted of 724 accounts totaling $2.2 billion in assets, and the Santa Barbara Small/Mid Cap Equity Composite consisted of nine accounts totaling $7.0 million in assets.

The separately managed accounts reflected below are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the Santa Barbara Funds, which affect fund performance. The managed accounts are not subject to the diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected performance. The Santa Barbara Dividend Growth, Stable Growth, and Small/Mid Cap Equity Composite returns shown here reflect historical returns before fees and expenses, adjusted to show the effect of the maximum Class A operating expenses of 1.55% for the Dividend Growth Fund, 1.65% for the Growth Fund, and 1.75% for the Growth Opportunities Fund. Performance on Offer Price also assumes deduction of the maximum Class A sales charge of 5.75%. This expense level is consistent with the expense cap committed to by the Santa Barbara Funds’ investment adviser. These returns would be different for Class B, C or R shares because of their different sales charges and operating expenses. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Equity Income Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Equity Income Category. The Lipper Multi-Cap Core Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Category. The Lipper Mid-Cap Core Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Category. You cannot invest directly in an index. All of the indexes assume reinvestment of dividends, but do not reflect any sales charges.

As provided below in the charts and tables that reference standard deviations, SBAM’s Dividend Growth Composite, Stable Growth Composite and Small/Mid Cap Equity Composite have historically had investment returns with lower risk than the S&P 500 Index, Russell 1000 Growth Index and Russell 2500 Growth Index, respectively. Standard deviation represents the variability of returns (risk) throughout the measurement period.

Of course, past performance is no indication of future results, and the tables and charts presented here represent the performance of managed accounts and not actual fund performance.

Section 2    How We Manage Your Money

12

Comparative Returns

	Average Annual Total Returns as of June 30, 2007
	1 year	3 years	Since Inception (3/31/04)

Santa Barbara Dividend Growth Composite (NAV)	20.84%	15.34%	13.82%

Santa Barbara Dividend Growth Composite (Offer)	13.90%	13.09%	11.77%

S&P 500 Index	20.59%	11.67%	11.30%

Lipper Equity-Income Index	21.40%	13.69%	12.99%

Santa Barbara Dividend Growth Composite Based on Separately Managed Accounts

Growth of a $10,000 Investment 3/04–6/07

Greater Returns With Less Volatility

Than The Benchmark

Annualized*	Santa Barbara Dividend Growth Composite	S&P 500 Index	Lipper Equity Income Index

1-Year Standard Deviation	6.40%	6.65%	5.91%

1-Year Return	20.84%	20.59%	21.40%

3-Year Standard Deviation	6.15%	7.40%	6.70%

3-Year Return	15.34%	11.67%	13.69%

Since Inception (3/31/04) Standard Deviation	6.29%	7.26%	6.65%

Since Inception (3/31/04) Return	13.82%	11.30%	12.99%
*	Returns based on NAV

Section 2    How We Manage Your Money

13

Comparative Returns

	Average Annual Total Returns as of June 30, 2007
	1 Year	3 Years	5 Years	10 Years

Santa Barbara Growth Composite (NAV)	12.18%	6.56%	7.32%	10.21%

Santa Barbara Growth Composite (Offer)	5.73%	4.47%	6.06%	9.56%

Russell 1000 Growth Index	19.06%	8.72%	9.29%	4.39%

Lipper Multi-Cap Core Index	20.75%	13.25%	12.17%	7.72%

Santa Barbara Stable Growth Composite Based on Separately Managed Accounts

Growth of a $10,000 Investment 6/97–6/07

Greater Returns With Less Volatility

Than The Benchmark

*	Returns based on NAV

Annualized*	Santa Barbara Stable Growth Composite	Russell 1000 Growth Index	Lipper Multi-Cap Core Index

1-Year Standard Deviation	5.76%	7.99%	6.53%

1-Year Return	12.18%	19.06%	20.75%

3-Year Standard Deviation	7.66%	8.95%	8.26%

3-Year Return	6.56%	8.72%	13.25%

5-Year Standard Deviation	10.08%	11.74%	11.40%

5-Year Return	7.32%	9.29%	12.17%

10-Year Standard Deviation	15.40%	18.98%	14.88%

10-Year Return	10.21%	4.39%	7.72%

Section 2    How We Manage Your Money

14

Comparative Returns

	Average Annual Total Returns (as of 6/30/07)
	1 Year	3 Year	Since Inception (10/03/03)

SBAM Small/Mid Cap Equity Composite (NAV)	20.64%	13.61%	16.38%

SBAM Small/Mid Cap Equity Composite (Offer)	13.70%	11.39%	14.56%

Russell 2500 Growth Index	19.03%	13.60%	14.33%

Lipper Mid-Cap Core Index	20.81%	14.71%	15.82%

Santa Barbara Small/Mid Cap Equity Composite Based on Separately Managed Accounts

Growth of a $10,000 Investment 10/03/03-6/30/07

Greater Returns With Less Volatility

Than The Benchmark

Annualized*	Santa Barbara Small/Mid Cap Equity Composite	Russell 2500 Growth Index	Lipper Mid-Cap Growth Index

1-Year Standard Deviation	8.88%	9.62%	6.73%

1-Year Return	20.64%	19.03%	20.81%

3-Year Standard Deviation	10.75%	13.46%	9.58%

3-Year Return	13.61%	13.60%	14.71%

Since Inception (10/03/03) Standard Deviation	10.25%	12.57%	9.08%

Since Inception (10/03/03) Return	16.38%	14.33%	15.82%

*	Returns based on NAV

Section 2    How We Manage Your Money

15

Management Fee

The management fee schedule for each fund is composed of two components—a fund-level component, based only on the amount of assets within each individual fund, and a complex-level component, based on the aggregate amount of all fund assets managed by NAM and its affiliates.

The annual fund-level fee, payable monthly, for each of the funds is based upon the average daily net assets of each fund as follows:

Average Daily Net Assets	Dividend Growth Fund	Growth Fund	Growth Opportunities Fund	Rittenhouse Growth Fund
For the first $125 million	.6000%	.7000%	.8000%	.6500%
For the next $125 million	.5875%	.6875%	.7875%	.6375%
For the next $250 million	.5750%	.6750%	.7750%	.6250%
For the next $500 million	.5625%	.6625%	.7625%	.6125%
For the next $1 billion	.5500%	.6500%	.7500%	.6000%
For net assets over $2 billion	.5250%	.6250%	.7250%	.5750%

The complex-level component is the same for each fund and begins at a maximum rate of 0.20% of each fund’s net assets, based upon complex-level assets of $55 billion with breakpoints for assets above that level. Therefore, the maximum management fee rate for any Nuveen fund is the fund-level component plus 0.20%. As of September 30, 2007, complex-level assets were approximately $73.1 billion and the effective complex-level component for each Nuveen fund was .1831% of fund net assets. For the Santa Barbara Funds, NAM waived fees and reimbursed expenses in excess of the management fees earned for the fiscal years ended July 31, 2007. The Rittenhouse Growth Fund paid NAM management fees (net of waived fees and reimbursed expenses) of .78% of average net assets for the fiscal year ended July 31, 2007.

Information regarding the Board of Trustees’ approval of investment advisory contracts is currently available in the funds’ annual report for the fiscal years ended July 31, 2007.

Each fund’s investment objective may not be changed without shareholder approval. The funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Equity Securities

Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures and other securities with equity characteristics. For the Rittenhouse Growth Fund, convertible bonds and debentures must be rated A or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Ratings when purchased.

Non-U.S. Investments

The Rittenhouse Growth Fund may invest in equity securities of non-U.S. issuers traded in U.S. security markets or in ADRs or other instruments denominated in U.S. dollars (limited to 15% of net assets). The Santa Barbara Funds primarily invest in equity securities of companies domiciled in the United States. However, the Santa Barbara Funds may invest up to 25% of their net assets in dollar-denominated securities of non-U.S. issuers, including ADRs and other types of depositary receipts. ADRs are certificates issued by a U.S.

Section 2    How We Manage Your Money

16

bank that represent a bank’s holdings of a stated number of shares of a non-U.S. corporation. An ADR is typically bought and sold in the same manner as U.S. securities (although investors can also purchase the non-U.S. securities overseas and convert them to ADRs, and likewise can convert an ADR to its underlying non-U.S. security and sell it overseas) and is priced in U.S. dollars. ADRs carry most of the risks of investing directly in non-U.S. equity securities, including currency risk.

All non-U.S. investments involve certain risks in addition to those associated with U.S. investments (see “What the Risks Are—Non-U.S. investment risk”).

Short-Term Investments

The Growth Opportunities Fund may invest in short-term investments, including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

Cash Equivalents and Short-Term Fixed-Income Securities

Normally, the funds will invest substantially all of their assets to meet their investment objectives. The funds may invest the remainder of their assets in securities with maturities of less than one year, cash equivalents or may hold cash. The percentage of each fund invested in such holdings will vary and depends on several factors, including market conditions. For temporary defensive purposes, including during periods of high cash inflows, the funds may depart from their principal investment strategies and invest part or all of their assets in these securities or may hold cash. During such periods, the funds may not be able to achieve their investment objectives. The funds intend to adopt a defensive strategy when the portfolio manager believes securities in which the funds normally invest have elevated risks due to political or economic factors and in other extraordinary circumstances.

Delayed Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ Statement of Additional Information. Certain portfolio securities information for each fund is available on the funds’ website—www.nuveen.com—by clicking the “Individual Investors—Mutual Funds” section of the home page and following the applicable link for each fund in the “Find A Fund” section. By following these links, you can obtain a top ten list and a complete list of portfolio securities of each fund as of the end of the most recent month. The complete list of portfolio securities holdings information is generally made available on the funds’ website following the end of each month with an approximately one-month lag. This information will remain available on the funds’ website until the funds file with the Securities and Exchange Commission their annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Section 2    How We Manage Your Money

17

Santa Barbara Funds

SBAM believes that, over time, well-managed growth companies will find their performance reflected in their stock prices. As a result, SBAM’s investment focus centers on accurately assessing the longer-term prospects of a given business and industry sector.

Starting with a universe of more than 5,000 companies, SBAM looks at a series of both quantitative and qualitative factors in a bottom-up approach designed to narrow the list to a more manageable level before making final investment decisions.

Some of the factors that SBAM uses to identify potential investments include:

•	Above average earnings growth over the long term

•	Consistent earnings growth over the long term

•	Earnings growth momentum

•	Proven management track records

•	Position as industry leader

•	Sustainable competitive advantage(s)

For the Dividend Growth Fund, SBAM also looks for dividend-paying companies that distribute qualified dividend income, show attractive dividend growth rates and have a minimum market capitalization of $3 billion, which is a universe of approximately 1000 companies. Additional screens for the Dividend Growth Fund include:

•	A positive assessment of management’s commitment to pay cash dividends

•	Fundamentals which support growth of a company’s dividends

For the Growth Opportunities Fund, some of the factors that SBAM uses to identify potential investments include:

•	Stable, sustainable earnings growth at a reasonable price

•	New management creating opportunities

•	A near-term catalyst that will fix under-performing businesses

•	“Fallen angels” on the verge of a turn-around

•	High dividend yields

•	Moderate projected growth rates at compelling valuations

•	Potential for the company to be acquired at a premium to current prices

Companies that pass these quantitative and qualitative reviews then are subjected to price risk analysis and a macroeconomic review to judge the likelihood that a company will be able to continue the success it has experienced in the past. In particular, the research is focused on evaluating a company’s competitive advantage and the steps its management has taken to defend its margins and markets.

This analysis results in an investment universe of approximately 30 to 50 companies for the Dividend Growth Fund, 40 to 50 companies for the Growth Fund and 40 to 60 companies for the Growth Opportunities Fund.

Rittenhouse Growth Fund

The Rittenhouse Growth Fund will ordinarily invest at least 65% of its total assets in the equity securities of high quality companies. High quality companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management.

Section 2    How We Manage Your Money

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Quality Growth Investing

From the universe of all stocks traded in the U.S. securities markets, Rittenhouse first identifies companies with an aggregate market capitalization of at least $5 billion under current market conditions. Also, it then selects companies that meet at least one of the following criteria 1) earnings quality rating of “A-” or better by Standard & Poor’s; 2) financial strength rating of “A-” or better from Value Line; or 3) high quality companies identified by the Rittenhouse Quality Model, a proprietary multi-factor model designed to monitor the quality of individual companies. Rittenhouse believes this constitutes an attractive investment universe from which to select individual securities for purchase using thorough fundamental research. Rittenhouse will supplement fundamental research with a greater emphasis on quantitative analysis in the security selection and portfolio construction processes. Using a long-term perspective and a disciplined investment process, Rittenhouse seeks to invest in 50-80 stocks where growth potential exceeds market expectations.

Certain of the Rittenhouse Growth Fund’s investment policies may result in reduced taxable distributions and enhanced after-tax returns. Because it tends to invest in stocks with lower dividend yields, the fund expects to distribute little, if any, taxable dividend income. The fund seeks to reduce realized short-term and long-term capital gains as a result of its relatively low portfolio turnover rate and generally long investment holding periods. When selling portfolio securities, Rittenhouse will generally seek to minimize the gains realized by the fund by taking into account the tax implications associated with selling specific securities.

Portfolio Turnover

Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund’s investment portfolio that is sold and replaced during a year is known as the fund’s portfolio turnover rate. The portfolio turnover rate of the Dividend Growth Fund will generally be between 15% and 30%. The portfolio turnover rate of the Growth Fund will generally be between 15% and 35%. The portfolio turnover rate of the Growth Opportunities Fund will generally be between 70% and 100%. The Rittenhouse Growth Fund expects its portfolio turnover to be between 40% and 100%. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the funds of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds’ performance.

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds’ investment styles may not be successful in realizing the funds’ investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

Equity market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to equity market risk. Equity market risk is the

Section 2    How We Manage Your Money

19

risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

Non-U.S. investment risk: The Santa Barbara Funds may invest up to 25% of their assets in securities of non-U.S. issuers, and the Rittenhouse Growth Fund may invest up to 15% of its assets in such securities. Equity securities of non-U.S. issuers present risks beyond those of domestic securities. The prices of non-U.S. securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

•

Non-U.S. securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities (“currency risk”). An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in a fund’s holdings whose value is tied to the affected non-U.S. currency. ADRs and non-U.S. securities denominated in U.S. dollars are also subject to currency risk.

Preferred security risk: For the Dividend Growth Fund, there are special risks associated with investing in preferred securities:

Limited Voting Rights. Generally, preferred security holders (such as the fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred security holders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

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For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the fund.

In addition, preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments.

Interest rate risk: Because the Dividend Growth Fund invests in preferred securities, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of a fund’s portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: To the extent the Dividend Growth Fund invests in preferred securities, the fund is subject to income risk. Income risk is the risk that the income from a fund’s portfolio will decline because of falling market interest rates. This can result when a fund invests the new proceeds at market interest rates that are below the portfolio’s current earnings rate.

Credit risk: To the extent the Dividend Growth Fund invests in preferred securities, the fund is subject to credit risk. Credit risk is the risk that an issuer will be unable to meet its obligation to make dividend and principal payments when due as a result of changing financial or market conditions.

Small and medium sized company risk: The Dividend Growth Fund and the Growth Fund may invest a portion of their assets in medium sized companies. The Growth Opportunities Fund will invest in equity securities of small and medium sized companies. Small and medium sized company equity securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on a smaller management group than large capitalization companies. In addition, such companies are typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time and the price that the funds would like. The funds may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

Although the following risk factors are not a principal risk, it may still affect your investment in a fund:

Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund’s assets can decline as can the value of a fund’s distributions.

Correlation risk: The U.S. and non-U.S. equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. stocks. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

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A variety of risk management strategies are utilized to help protect your capital during periods of market uncertainty or weakness. These strategies include broad portfolio diversification and investment limitations, and may include hedging. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.

Investment Limitations

Each fund has adopted certain investment limitations (based on a percentage of total assets) that cannot be changed without shareholder approval and that are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

•	5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund’s total assets);

•	25% in any one industry (except U.S. government securities).

Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

A Focus on High Quality companies (Rittenhouse Growth Fund)

The Rittenhouse Growth Fund invests primarily in equity securities of high quality companies. High quality companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure. As a result, high quality companies have historically exhibited less risk and price volatility than companies lacking these high quality characteristics. In addition, the large market of publicly held shares for these companies and substantial trading volume create a high degree of liquidity for their stocks.

Hedging, Use of Derivatives and Other Investment Strategies

Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions. In addition, a fund may invest in cash equivalents and short-term investments to keep cash on hand fully invested. During these periods, the funds may not achieve their investment objectives.

Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to reduce transaction costs, to manage cash flows, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to enhance returns, to limit the risk of price fluctuations, to preserve capital or to hedge against interest changes.

These hedging strategies include using derivatives, such as financial futures contracts, options on financial futures, or stock index options. To protect against non-U.S. currency exchange rate risk, the funds may enter into non-U.S. currency hedging transactions, including forward currency exchange contracts, non-U.S. currency futures contracts and options on non-U.S. currency futures contracts. However, a fund could lose money on futures transactions or an option can expire and have no value. These funds may also buy or sell non-U.S. currencies. These strategies may reduce fund returns and will benefit a fund largely to the extent we are able to use them successfully.

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Section 3    How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. For further details, please see the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of .25% of your fund’s average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen Investments LLC (“Nuveen”), a wholly-owned subsidiary of Nuveen Investments, and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price		Sales Charge as % of Net Amount Invested	Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%		6.10%	5.00%

$50,000 but less than $100,000	4.50		4.71	4.00

$100,000 but less than $250,000	3.75		3.90	3.25

$250,000 but less than $500,000	2.75		2.83	2.50

$500,000 but less than $1,000,000	2.00		2.04	1.75

$1,000,000 and over	—	[1]	—	—[1]

[1]

You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays financial intermediaries a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund’s average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year’s service fee. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within six years of purchase, you will normally have to pay a CDSC as shown in the schedule below. The CDSC is based on your purchase price or redemption price, whichever amount is lower.

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You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	4%	4%	3%	2%	1%	None

The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor. See the Statement of Additional Information for more information.

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund’s average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year’s service and distribution fees to your financial advisor. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. Class C shares do not convert.

The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the Statement of Additional Information for more information.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in “How to Reduce Your Sales Charge” (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

•	Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group’s aggregate purchases.

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For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies Representing Reinvestment of Nuveen Defined Portfolios and Nuveen Mutual Fund Distributions.

•	Certain Employer-Sponsored Retirement Plans.

•

Certain Employees and Affiliates of Nuveen. Purchases by any officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, and subsidiaries thereof, and such employees’ immediate family members (as defined in the Statement of Additional Information).

•

Financial Intermediary Personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

•

Certain Trust Departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.

•

Additional Categories of Investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

Class R Eligibility

Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:

•	Certain trustees, directors, employees, and affiliates of Nuveen.

•	Certain financial intermediary personnel.

•	Certain bank or broker-affiliated trust departments.

•	Certain employer-sponsored retirement plans.

•

Certain additional categories of investors, including certain advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

Please refer to the Statement of Additional Information for more information about Class A and Class R shares, including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.

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Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business and normally ends at 4:00 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day’s closing share price; otherwise you will receive the next business day’s price.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing on-going investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

On-line

Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds’ website. To access your account,

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follow the links under “Individual Investors” on www.nuveen.com to “Account Access” and choose “Mutual Funds.” The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction.

By Telephone

Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares via the telephone, you must have established Fund Direct privileges on your account prior to the requested transaction.

Investment Minimums

The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and is lower for accounts opened through certain fee-based programs as described in the Statement of Additional Information. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund’s systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

From Your Bank Account

You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

From Your Paycheck

With your employer’s consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging

You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

Benefits of Systematic Investing

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

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If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Special Services—Fund Direct”), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The funds may change or cancel their exchange policy at any time upon 60 days’ notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

See “General Information—Frequent Trading” below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

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An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day’s price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. You may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

By Telephone

If you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record); and

•	Any required signature guarantees.

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An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days’ written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

On-line

You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under “Individual Investors” on www.nuveen.com to “Account Access” and choose “Mutual Funds.” The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

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Section 4    General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

The Dividend Growth Fund intends to pay income dividends on a quarterly basis and any taxable gains annually. The other funds intend to pay income dividends and any taxable gains annually.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Non-U.S. Income Tax Considerations

Investment income that the funds receive from any non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund’s long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

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Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Nuveen serves as the selling agent and distributor of the funds’ shares. In this capacity, Nuveen manages the offering of the funds’ shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to financial intermediaries and other entities, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. (See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to financial intermediaries and other entities, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate financial intermediaries and other entities, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to financial intermediaries as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that Nuveen is willing to provide to particular financial intermediaries may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2006, these payments in the aggregate were approximately .015% to ..020% of the assets in the Nuveen Funds, although payments to particular financial intermediaries can be significantly higher. Please see the Statement of Additional Information for more information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

Section 4    General Information

32

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The price you pay for your shares is based on each fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or the NASDAQ National Market are valued at the mean between the bid and asked prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair value based on various factors including prices of comparable securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities. In particular, for non-U.S.-traded securities whose principal local markets close before the time as of which the funds’ shares are priced, the funds on certain days may adjust the local closing price based upon such factors (which may be evaluated by an outside pricing service) as

Section 4    General Information

33

developments in non-U.S. markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities. See the Statement of Additional Information for details.

If a fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A ”round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The Nuveen Funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy. In addition, the funds may permit certain financial intermediaries, including broker dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the Statement of Additional Information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in

Section 4    General Information

34

connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

Each fund reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. Each fund also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs—Frequent Trading Policy” in the Statement of Additional Information.

The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

35

Section 5    Financial Highlights

The financial highlights table is intended to help you understand a fund’s financial performance for the past five fiscal years, or the life of the Fund, if shorter. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for each of the last five fiscal years, or the life of the Fund, if shorter, has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds’ financial statements, are included in the annual report, which is available upon request.

Nuveen Santa Barbara Dividend Growth Fund

Class (Inception Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended July 31,	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Investment Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Portfolio Turnover Rate

Class A (3/06)
2007	$21.27	$.43	$2.63	$3.06	$(.54)	$(.01)	$(.55)	$23.78	14.49%	$776	1.28%		1.66%		21%
2006(d)	20.00	.15	1.12	1.27	—	—	—	21.27	6.35	266	1.29	*	2.10	*	4

Class B (3/06)
2007	21.22	.28	2.61	2.89	(.33)	(.01)	(.34)	23.77	13.68	366	2.03		1.04		21
2006(d)	20.00	.10	1.12	1.22	—	—	—	21.22	6.10	265	2.04	*	1.35	*	4

Class C (3/06)
2007	21.22	.24	2.64	2.88	(.33)	(.01)	(.34)	23.76	13.63	806	2.04		.84		21
2006(d)	20.00	.10	1.12	1.22	—	—	—	21.22	6.10	265	2.04	*	1.35	*	4

Class R (3/06)
2007	21.29	.46	2.66	3.12	(.61)	(.01)	(.62)	23.79	14.77	1,163	1.04		1.77		21
2006(d)	20.00	.17	1.12	1.29	—	—	—	21.29	6.45	266	1.04	*	2.35	*	4

*	Annualized.

(a)	Per share Net Investment Income is calculated using the average daily shares method.

(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2007 are 1.10%, 1.85%, 1.85% and .85% for classes A, B, C and R, respectively and the Ratios of Net Investment Income to Average Net Assets for 2007 are 1.84%, 1.22%, 1.03% and 1.96% for classes A, B, C and R, respectively.

(d)	For the period ended March 28, 2006 (commencement of operations) through July 31, 2006.

Section 5    Financial Highlights

36

Nuveen Santa Barbara Growth Fund

Class (Inception Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended July 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Investment Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate

Class A (3/06)
2007	$18.86	$(.04)	$2.26	$2.22	$—	$—	$—	$21.08	11.77%	$1,991	1.39%		(.43)%		48%
2006(d)	20.00	—	(1.14)	(1.14)	—	—	—	18.86	(5.70)	236	1.39	*	(.12	)*	6

Class B (3/06)
2007	18.81	(.18)	2.25	2.07	—	—	—	20.88	11.00	319	2.14		(1.14)		48
2006(d)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81	(5.95)	235	2.14	*	(.87	)*	6

Class C (3/06)
2007	18.81	(.19)	2.25	2.06	—	—	—	20.87	10.95	2,182	2.15		(1.18)		48
2006(d)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81	(5.95)	235	2.14	*	(.87	)*	6

Class R (3/06)
2007	18.88	.02	2.26	2.28	(.02)	—	(.02)	21.14	12.06	2,217	1.13		(.15)		48
2006(d)	20.00	.01	(1.13)	(1.12)	—	—	—	18.88	(5.60)	1,180	1.14	*	.13	*	6

*	Annualized.

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2007 are 1.15%, 1.89%, 1.91% and .89% for classes A, B, C and R, respectively and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2007 are (.19)%, (.89)%, (.93)% and .09% for classes A, B, C and R, respectively.

(d)	For the period ended March 28, 2006 (commencement of operations) through July 31, 2006.

Section 5    Financial Highlights

37

Nuveen Santa Barbara Growth Opportunities Fund

Class (Inception Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended July 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Investment Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate

Class A (3/06)
2007	$19.00	$.08	$3.54	$3.62	$—	$(.32)	$(.32)	$22.30	19.20%	$279	1.48%		.17%		71%
2006(d)	20.00	—	(1.00)	(1.00)	—	—	—	19.00	(5.00)	237	1.49	*	(.13	)*	14

Class B (3/06)
2007	18.95	(.09)	3.54	3.45	—	(.32)	(.32)	22.08	18.34	276	2.24		(.59)		71
2006(d)	20.00	(.05)	(1.00)	(1.05)	—	—	—	18.95	(5.25)	237	2.24	*	(.88	)*	14

Class C (3/06)
2007	18.95	(.09)	3.54	3.45	—	(.32)	(.32)	22.08	18.34	276	2.24		(.59)		71
2006(d)	20.00	(.05)	(1.00)	(1.05)	—	—	—	18.95	(5.25)	237	2.24	*	(.88	)*	14

Class R (3/06)
2007	19.02	.13	3.55	3.68	(.03)	(.32)	(.35)	22.35	19.50	279	1.23		.42		71
2006(d)	20.00	.02	(1.00)	(.98)	—	—	—	19.02	(4.90)	238	1.24	*	.13	*	14

*	Annualized.

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2007 are 1.30%, 2.05%, 2.05% and 1.04% for classes A, B, C and R, respectively and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2007 are .36%, (.40)%, (.40)% and .61% for classes A, B, C and R, respectively.

(d)	For the period ended March 28, 2006 (commencement of operations) through July 31, 2006.

Section 5    Financial Highlights

38

Nuveen Rittenhouse Growth Fund

Class (Inception Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended July 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate

Class A (12/97)
2007	$20.59	$.03	$3.25	$3.28	$—	$—	$—	$23.87	15.93%	$44,322	1.45%	.11%	37%
2006	20.92	(.02)	(.31)	(.33)	—	—	—	20.59	(1.58)	37,129	1.51	(.07)	73
2005	19.43	.06	1.43	1.49	—	—	—	20.92	7.67	41,139	1.48	.32	25
2004	18.53	(.06)	.96	.90	—	—	—	19.43	4.86	53,804	1.43	(.28)	19
2003	17.48	(.07)	1.12	1.05	—	—	—	18.53	6.01	64,680	1.57	(.41)	27	*

Class B (12/97)
2007	19.32	(.13)	3.02	2.89	—	—	—	22.21	14.96	21,002	2.20	(.59)	37
2006	19.77	(.16)	(.29)	(.45)	—	—	—	19.32	(2.28)	41,445	2.27	(.82)	73
2005	18.50	(.08)	1.35	1.27	—	—	—	19.77	6.86	80,600	2.23	(.43)	25
2004	17.78	(.19)	.91	.72	—	—	—	18.50	4.05	114,954	2.18	(1.04)	19
2003	16.89	(.19)	1.08	.89	—	—	—	17.78	5.27	137,213	2.32	(1.16)	27	*

Class C (12/97)
2007	19.33	(.13)	3.03	2.90	—	—	—	22.23	15.00	34,870	2.21	(.62)	37
2006	19.79	(.16)	(.30)	(.46)	—	—	—	19.33	(2.32)	40,849	2.27	(.82)	73
2005	18.51	(.08)	1.36	1.28	—	—	—	19.79	6.92	64,103	2.23	(.43)	25
2004	17.79	(.19)	.91	.72	—	—	—	18.51	4.05	86,376	2.18	(1.04)	19
2003	16.90	(.19)	1.08	.89	—	—	—	17.79	5.27	103,318	2.32	(1.16)	27	*

Class R (12/97)
2007	21.04	.09	3.31	3.40	—	—	—	24.44	16.16	14,823	1.20	.37	37
2006	21.32	.04	(.32)	(.28)	—	—	—	21.04	(1.31)	13,052	1.26	.18	73
2005	19.75	.11	1.46	1.57	—	—	—	21.32	7.95	16,082	1.22	.55	25
2004	18.79	—	.96	.96	—	—	—	19.75	5.11	16,052	1.17	(.02)	19
2003	17.68	(.02)	1.13	1.11	—	—	—	18.79	6.28	13,785	1.31	(.14)	27	*

*	The cost of securities acquired in the acquisition of Nuveen Innovation Fund of $20,085,610 was excluded from the portfolio turnover rate calculation.

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable.

Section 5    Financial Highlights

39

Section 6    Glossary

•

Russell 1000 Growth Index: an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. You cannot invest directly in an index.

•

Russell 1000 Index: a widely used benchmark for large-cap stock performance. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. You cannot invest directly in an index.

•

Russell Top 200 Growth Index: an index that measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. You cannot invest directly in an index.

•

Lipper Large-Cap Growth Index: an index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Fund Category. The returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Section 6    Glossary

40

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Value

Nuveen Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

Growth

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Rittenhouse Growth Fund

Core

Nuveen Symphony Optimized Alpha Fund

Balanced

Nuveen Balanced Stock and Bond Fund

Nuveen Balanced Municipal and Stock Fund

Global/International

Nuveen Global Value Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

Taxable Fixed Income

Nuveen Short Duration Bond Fund

Nuveen Multi-Strategy Income Fund

Nuveen High Yield Bond Fund

Nuveen Preferred Securities Fund

Municipal Bond

National Funds

Nuveen High Yield Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Insured Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

State Funds

Arizona	Louisiana	North Carolina
California[1]	Maryland	Ohio
Colorado	Massachusetts[2]	Pennsylvania
Connecticut	Michigan	Tennessee
Florida Preference	Missouri	Virginia
Georgia	New Jersey	Wisconsin
Kansas	New Mexico
Kentucky	New York[2]

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments, NAM, Rittenhouse and SBAM. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds’ investments is available in the annual and semi-annual reports to shareholders. In the funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year. The funds’ most recent Statement of Additional Information, annual and semi-annual reports and certain other information are available free of charge by calling Nuveen at (800)257-8787, on the funds’ website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The funds are series of Nuveen Investment Trust II, whose Investment Company Act file number is 811-08333.

1.	Long-term, insured long-term and high yield portfolios.
2.	Long-term and insured long-term portfolios.

MPR-SANTB-1107D NA

Distributed by

Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 I (800) 257-8787 I www.nuveen.com

Nuveen Investments

Equity Funds

PROSPECTUS     NOVEMBER 28, 2007

For investors seeking long-term capital appreciation.

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Section 1 The Funds
This section provides you with an overview of the funds, including investment objectives, risk factors, expense information and historical performance information.

Introduction	1

Nuveen Tradewinds International Value Fund	2

Nuveen Tradewinds Global All-Cap Fund	4

Section 2 How We Manage Your Money
This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds	6

What Types of Securities We Invest In	8

How We Select Investments	9

What the Risks Are	10

How We Manage Risk	12

Section 3 How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account.

What Share Classes We Offer	13

How to Reduce Your Sales Charge	14

How to Buy Shares	16

Systematic Investing	17

Systematic Withdrawal	18

Special Services	18

How to Sell Shares	19

Section 4 General Information
This section summarizes the funds’ distribution policies and other general fund information.

Dividends, Distributions and Taxes	21

Distribution and Service Plans	22

Net Asset Value	23

Frequent Trading	24

Fund Service Providers	25

Section 5 Financial Highlights
This section provides the funds’ financial performance.	26

Section 6 Glossary
This section provides definitions for certain terms included in the prospectus.	28

November 28, 2007

Section 1    The Funds

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

NOT FDIC OR GOVERNMENT INSUREDMAY LOSE VALUENO BANK GUARANTEE

Section 1    The Funds

1

Nuveen Tradewinds International Value Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide long-term capital appreciation.

How the Fund Pursues Its Objective

The fund invests in non-U.S. equity securities, including non-U.S. equity securities traded on non-U.S. exchanges and American Depositary Receipts. The fund’s investment strategy is not designed to track the performance of any standard international benchmark.

Nuveen Asset Management (“NAM”), the fund’s investment adviser, has selected Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. Tradewind’s research-driven investment process seeks to add value through active management and through research focused on selecting companies that possess opportunities underappreciated or misperceived by the market.

What Are the Risks of Investing in the Fund?

Equity Market Risk—The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value.

Non-U.S. Risk—The fund’s investment in stocks of non-U.S. issuers also presents additional risk. Non-U.S. risk is the risk that non-U.S. stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Emerging markets are generally more volatile than countries with more mature economies.

Currency Risk—Currency risk is the risk that the value of the fund’s portfolio will be more volatile due to the impact that changes in non-U.S. currency exchange rates will have on the fund’s investments in non-U.S. stocks.

As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

•	to invest in non-U.S. stocks;

•	long-term capital appreciation potential from a value-driven equity investing strategy;

•	to meet long-term financial goals; or

•	to diversify your otherwise U.S.-oriented equity portfolio.

You should not invest in this fund if you are:

•	unwilling to accept share price fluctuation, including the possibility of sharp price declines;

•	unwilling to accept the risks of non-U.S. investment; or

•	investing to meet short-term financial goals.

How the Fund Has Performed

The chart and table that follow illustrate annual fund calendar year returns for each of the past seven years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2006. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund’s performance compares with the returns of a broad measure of market performance and a peer group of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

Total Returns1

1.	Effective October 7, 2002, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Fund’s sub-adviser and

Section 1    The Funds

2

primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. On March 1, 2006, Tradewinds assumed all of the subadvisory responsibilities for the Fund. Effective June 30, 2006, the Fund changed its name from Nuveen NWQ International Value Fund to Nuveen Tradewinds International Value Fund. There have been no changes in the Funds’ portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices. The Class A year-to-date return on net assets value as of 9/30/07 was 12.87%.

During the seven-year period ended December 31, 2006, the highest and lowest quarterly returns were 19.42% and -19.48%, respectively for the quarters ended 3/31/00 and 3/31/01. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does reflect sales charges.

	Average Annual Total Returns for the Periods Ended December 31, 2006

Class	1 Year	5 Year	Since Inception (12/20/99)
Class A (Offer)	11.15%	15.31%	6.92%
Class B	13.05%	15.59%	6.94%
Class C	17.04%	15.72%	6.95%
Class R	18.18%	16.86%	8.01%
Class A (Offer) Returns:
After Taxes on Distributions	10.94%	15.31%	6.92%
After Taxes on Distributions and Sale of Shares	7.92%	13.63%	6.13%
MSCI EAFE Index[2]	26.34%	14.98%	7.67%
Lipper Peer Group[2]	27.54%	17.28%	10.44%

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses3

Paid Directly From Your Investment

Share Class	A		B		C		R4
Maximum Sales Charge Imposed on Purchases	5.75%	[5]	None		None		None

Maximum Sales Charge Imposed on Reinvested Dividends	None		None		None		None

Exchange Fees	None		None		None		None

Deferred Sales Charge[6]	None	[5]	5%	[7]	1%	[8]	None

Redemption Fee[9]	2%		2%		2%		2%

Annual Fund Operating Expenses

Paid From Fund Assets

Share Class	A	B	C	R
Management Fees	1.01%	1.01%	1.01%	1.01%

12b-1 Distribution and Service Fees[10]	.25%	1.00%	1.00%	—

Other Expenses	.26%	.26%	.26%	.25%

Total Annual Fund Operating Expenses[11]	1.52%	2.27%	2.27%	1.26%

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses remain the same. Your actual returns and costs may be higher or lower.

	Redemption				No Redemption
Share Class	A	B	C	R	A	B	C	R
1 Year	$721	$630	$230	$128	$721	$230	$230	$128

3 Years	$1,028	$1,009	$709	$400	$1,028	$709	$709	$400

5 Years	$1,356	$1,315	$1,215	$692	$1,356	$1,215	$1,215	$692

10 Years	$2,283	$2,417	$2,605	$1,523	$2,283	$2,417	$2,605	$1,523

2.	Lipper Peer Group returns reflect the performance of the Lipper International Multi-Cap Value Funds Index. See “Glossary” for index descriptions.
3.	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
4.	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can Buy and Sell Shares.”
5.	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”
6.	As a percentage of the lesser of purchase price or redemption proceeds.
7.	Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
8.	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
9.	As a percentage of total redemption or exchange proceeds. The fund imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. The redemption fee may be waived in certain circumstances. See “How to Sell Shares” for further information.
10.	Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority’s (“FINRA”) Conduct Rules.
11.	The investment adviser has voluntarily agreed to waive fees and reimburse expenses through November 30, 2008 in order to prevent Total Annual Fund Operating Expenses (excluding any 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.50% of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time.

Section 1    The Funds

3

Nuveen Tradewinds Global All-Cap Fund

Fund Overview

Investment Objective

The investment objective of the fund is to seek long-term capital appreciation.

                                    [GRAPHIC]
How the Fund Pursues Its Objective

Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of U.S. and non-U.S. companies with varying market capitalizations. Eligible equity securities will include convertible securities. The fund’s investment strategy is not designed to track the performance of any specific benchmark.

NAM, the fund’s investment adviser, has selected Tradewinds, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. Tradewinds opportunistically seeks to identify under-valued companies considering absolute valuation and security pricing in the context of industry and market conditions. The investment process seeks to add value through bottom-up research aimed at selecting under-valued securities that are believed to be mispriced, misperceived or under-followed, and that have the prospect of strong or improving business fundamentals. Tradewinds’ disciplined, value-oriented investment strategy focuses on rigorous financial statements and valuation analysis, qualitative factors and portfolio downside protection.

The fund may invest up to 75% of its net assets in equity securities of non-U.S. companies that are denominated in local currencies or U.S. dollars, including American Depositary Receipts (“ADRs”) of such companies. Up to 20% of the fund’s net assets may be invested in equity securities of companies domiciled in emerging markets. However, no more than 25% of its net assets may be invested in the securities of companies in a single non-U.S. country.

What Are the Risks of Investing in the Fund?

Equity Market/Smaller Company Risk—The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. These risks are generally greater for medium and smaller market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Non-U.S. Risk—The fund’s investment in equity securities of non-U.S. issuers also presents additional risk. Non-U.S. risk is the risk that non-U.S. stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Emerging markets are generally more volatile than countries with more mature economies.

Currency Risk—Currency risk is the risk that the value of the fund’s portfolio will be more volatile due to the impact that changes in non-U.S. currency exchange rates will have on the fund’s investments in non-U.S. stocks.

As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

•	long-term capital appreciation from a value-driven equity investing strategy;

•	exposure to both U.S. and non-U.S. securities; or

•	to meet long-term financial goals.

You should not invest in this fund if you are:

•	unwilling to accept share price fluctuation, including the possibility of sharp price declines;

•	unwilling to accept the risks associated with investing in non-U.S. securities; or

•	investing to meet short-term financial goals.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses1

Paid Directly From Your Investment

Share Class	A		B		C		R2
Maximum Sales Charge Imposed on Purchases	5.75%	[3]	None		None		None

Maximum Sales Charge Imposed on Reinvested Dividends	None		None		None		None

Exchange Fees	None		None		None		None

Deferred Sales Charge[4]	None	[3]	5%	[5]	1%	[6]	None

Redemption Fee[7]	2%		2%		2%		2%

Section 1    The Funds

4

Annual Fund Operating Expenses

Paid From Fund Assets

Share Class	A	B	C	R
Management Fees	.93%	.93%	.93%	.93%

12b-1 Distribution and Service Fees[8]	.25%	1.00%	1.00%	—

Other Expenses	.11%	.11%	.11%	.12%

Total Annual Fund Operating Expenses[9]	1.29%	2.04%	2.04%	1.05%

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses remain the same. Your actual returns and costs may be higher or lower.

	Redemption				No Redemption
Share Class	A	B	C	R	A	B	C	R
1 Year	$699	$607	$207	$107	$699	$207	$207	$107

3 Years	$960	$940	$640	$334	$960	$640	$640	$334

5 Years	$1,242	$1,198	$1,098	$579	$1,242	$1,098	$1,098	$579

10 Years	$2,042	$2,176	$2,369	$1,283	$2,042	$2,176	$2,369	$1,283

1.	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
2.	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can Buy and Sell Shares.”
3.	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”
4.	As a percentage of the lesser of purchase price or redemption proceeds.
5.	Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
6.	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
7.	As a percentage of total redemption or exchange proceeds. The fund imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. The redemption fee may be waived in certain circumstances. See “How to Sell Shares”.
8.	Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the FINRA’s Conduct Rules.
9.	The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2009, in order to prevent Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.30% (1.55% after November 30, 2009), of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee.

Section 1    The Funds

5

Section 2    How We Manage Your Money

To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

NAM, the funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM has overall responsibility for management of the funds. NAM oversees the management of the funds’ portfolios, managing the funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $170 billion in assets under management, as of September 30, 2007.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), which is a private equity investment firm based in Chicago, Illinois.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the investment management agreement between each fund and NAM, investment manager to each fund, and the sub-advisory agreements of each fund with Tradewinds. The merger resulted in the automatic termination of each agreement. The new investment management and sub-advisory agreements have been submitted to shareholders of the funds and will take effect upon shareholder approval, which has not yet occurred. Interim agreements for each of these funds are in effect until such approval is obtained.

The investor group led by Madison Dearborn includes affiliates of Merrill Lynch. As a result of the merger, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the 1940 Act) of NAM and the funds. As a result, the funds will generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM and the funds do not believe that any such prohibition or limitation will have a materially adverse effect on the funds’ ability to pursue their investment objectives and policies.

NAM has selected Tradewinds, 2049 Century Park East, 20th Floor, Los Angeles, California 90067, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the funds. Tradewinds manages and supervises the investment of the funds’ assets on a discretionary basis, subject to the supervision of NAM. Most of Tradewinds’ personnel, including each fund’s portfolio manager, were affiliated with NWQ Investment Management Company, LLC (“NWQ”) until March 2006, when NWQ reorganized into two distinct entities: NWQ and Tradewinds.

On March 1, 2006, Tradewinds assumed all of the subadvisory responsibilities for the Nuveen Tradewinds International Value Fund (the “International Value

Section 2    How We Manage Your Money

6

Fund”). Effective June 30, 2006, the International Value Fund changed its name from Nuveen NWQ International Value Fund to Nuveen Tradewinds International Value Fund and the Nuveen NWQ Global All-Cap Fund changed its name to Nuveen Tradewinds Global All-Cap Fund. There have been no changes in the funds’ portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

Tradewinds specializes in international, global all-cap and small- and mid-cap value equity strategies. Tradewinds serves as sub-adviser to two other Nuveen mutual funds, with combined assets of approximately $35.1 billion as of September 30, 2007.

Tradewinds is organized as a member-managed limited liability company, with Nuveen Investments as its sole managing member.

Dave Iben, CFA, Chief Investment Officer, Managing Director and Portfolio Manager at Tradewinds since March 2006, is the portfolio manager of the Nuveen Tradewinds Global All-Cap Fund (the “Global All-Cap Fund”) and has held such position since the fund’s inception. Prior to March 2006, Mr. Iben was a Managing Director and Portfolio Manager at NWQ since November 2000. Mr. Iben also manages the Nuveen Tradewinds Value Opportunities Fund and the Nuveen Global Value Opportunities Fund, a diversified, closed-end management investment company.

Paul J. Hechmer is the portfolio manager of the International Value Fund and has held such position since 2002. Mr. Hechmer joined NWQ in 2001 as Vice President and Portfolio Manager, became Senior Vice President in 2003 and was named Managing Director in 2005. Since March 2006, he has served as Managing Director and Portfolio Manager at Tradewinds.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com/MF/resources/eReports.aspx.

For the most recent fiscal period, the funds paid NAM the following management fees (net of expense reimbursements) as a percentage of average net assets, where applicable:

Nuveen Tradewinds International Value Fund	1.01%

Nuveen Tradewinds Global All-Cap Fund	.93%

The management fee schedule for each fund is composed of two components—a fund-level component, based only on the amount of assets within each individual fund, and a complex-level component, based on the aggregate amount of all fund assets managed by NAM and its affiliates.

The annual fund-level fee, payable monthly, for each of the funds is based upon the average daily net assets of each fund as follows:

Average Daily Net Assets	International Value Fund	Global All-Cap Fund
For the first $125 million	.8500%	.7500%

For the next $125 million	.8375%	.7375%

For the next $250 million	.8250%	.7250%

For the next $500 million	.8125%	.7125%

For the next $1 billion	.8000%	.7000%

For net assets over $2 billion	.7750%	.6750%

Section 2     How We Manage Your Money

7

The complex-level component is the same for each fund and begins at a maximum rate of 0.20% of each fund’s net assets, based upon complex-level assets of $55 billion with breakpoints for assets above that level. Therefore, the maximum management fee rate for any Nuveen fund is the fund-level component plus 0.20%. As of September 30, 2007, complex-level assets were approximately $73.1 billion and the effective complex-level component for each Nuveen fund was .1831% of fund net assets.

Information regarding the Board of Trustees’ approval of investment advisory contracts is currently available in the funds’ annual report for the fiscal year ended July 31, 2007.

Each fund’s investment objective may not be changed without shareholder approval. The funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Equity Securities

Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; securities of non-U.S. companies and other securities with equity characteristics.

Non-U.S. Investments

The funds may invest in a variety of non-U.S. equity securities including direct investment in stocks of non-U.S. companies traded overseas, as well as American Depositary Receipts (“ADRs”) and other types of depositary receipts. ADRs are certificates issued by a U.S. bank that represent a bank’s holdings of a stated number of shares of a non-U.S. company. ADRs carry most of the risks of investing directly in non-U.S. equity securities, including currency risk. All non-U.S. investments involve certain risks in addition to those associated with U.S. investments (see “What the Risks Are—Non-U.S. investment risk”). Although the funds will concentrate their investments in developed countries, they may invest up to 20% of their assets in companies located in emerging markets.

In managing the Funds, Tradewinds will select non-U.S. securities according to the same standards it applies to U.S. securities.

Cash Equivalents and Short-Term Fixed-Income Securities

Normally, the funds will invest substantially all of their assets to meet their investment objectives. The funds may invest the remainder of their assets in securities with maturities of less than one year, cash equivalents or may hold cash. The percentage of each fund invested in such holdings will vary and depends on several factors, including market conditions. For temporary defensive purposes, including during periods of high cash inflows, the funds may depart from their principal investment strategies and invest part or all of their assets in these securities or may hold cash. During such periods, the funds may not be able to achieve their investment objectives. The funds intend to adopt a defensive strategy when the portfolio manager believes securities in which the funds normally invest have elevated risks due to political or economic factors and in other extraordinary circumstances.

Use of Derivatives and Hedging

We may use various investment techniques designed to hedge against changes in the values of securities the funds own or expect to purchase, to reduce

Section 2    How We Manage Your Money

8

transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to manage cash flows, to enhance returns, to limit risk of price fluctuations, to limit exposure to losses due to changes to non-U.S. currency exchange rates, to preserve capital or to hedge against interest rate changes.

These hedging strategies include using derivatives, such as financial futures contracts, options on financial futures, credit default swaps, interest rate swaps, futures, over-the counter options and swaps. These strategies may reduce fund returns and will benefit the funds largely to the extent we are able to use them successfully. However, the funds could lose money on futures transactions or an option can expire worthless.

Delayed Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ Statement of Additional Information. Certain portfolio securities information for each fund is available on the funds’ website—www.nuveen.com—by clicking the “Individual Investors—Mutual Funds” section of the home page and following the applicable link for each fund in the “Find A Fund” section. By following these links, you can obtain a top ten list and a complete list of portfolio securities of each fund as of the end of the most recent month. The portfolio securities holdings information is generally made available on the funds’ website following the end of each month with an approximately one-month lag. This information will remain available on the funds’ website until the funds file with the Securities and Exchange Commission their annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

We adhere to disciplined, value-driven investment strategies whose aim is to achieve each fund’s investment objective. We emphasize securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

Tradewinds selects equity securities through bottom-up fundamental research focusing on both fundamental valuation and qualitative measures. The research-driven investment process seeks to add value through active management and through research focused on selecting companies that possess opportunities underappreciated or misperceived by the market. Tradewinds considers absolute valuation and security pricing in the context of industry and market conditions, and makes use of convertible securities on an opportunistic basis as an alternative to the underlying equity.

Tradewinds applies a sell discipline emphasizing elimination of positions that no longer possess favorable risk/reward characteristics, attractive valuations or when superior investment alternatives are identified. Tradewinds will also reduce positions as price appreciation or less favorable risk/reward

Section 2    How We Manage Your Money

9

characteristics dictate. Tradewinds maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations.

Portfolio Turnover

Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund’s investment portfolio that is sold and replaced during a year is known as the fund’s portfolio turnover rate. The Global All-Cap Fund expects its annual portfolio turnover to be between 40% and 110% under normal market conditions. The International Value Fund expects its annual portfolio turnover rate to be between 25% and 45%. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the funds of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds’ performance.

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds’ investment style may not be successful in realizing the funds’ investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

Equity market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to equity market risk. Equity market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

Non-U.S. investment risk: The Global All-Cap Fund may invest up to 75% of its assets in securities of non-U.S. issuers, and the International Value Fund may invest up to 100% of its assets in such securities. Equity securities of non-U.S. issuers present risks beyond those of domestic securities. The prices of non-U.S. securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

Section 2    How We Manage Your Money

10

•

Non-U.S. securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities (“currency risk”). An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in a fund’s non-U.S. holdings whose value is tied to the affected non-U.S. currency. ADRs and non-U.S. securities are also subject to currency risk.

Emerging Markets risk: The funds may invest a portion of their assets in companies located in emerging market countries. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in non-U.S. securities described above are heightened by investing in emerging markets countries.

Small and medium sized company risk: The Global All-Cap Fund may invest in small and medium sized companies. Small and medium sized company equity securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on a smaller management group than large capitalization companies. In addition, such companies are typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time and the price that the fund would like. The Global All-Cap Fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

Although the following risk factors are not principal risks, they may still affect your investment in a fund:

Convertible Security risk: Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

Interest rate risk: Because the funds may invest in convertible securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund’s portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund’s portfolio, the greater its interest rate risk.

Credit risk: The funds’ potential investment in convertible securities also exposes the funds to credit risk. Credit risk is the risk that an issuer of a

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security is unable to meet its obligation to make dividend and principal payments when due as a result of changing financial or market conditions. Generally, lower quality securities provide higher current income but are considered to carry greater credit risk than higher quality securities.

Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund’s assets can decline as can the value of a fund’s distributions.

Correlation risk: The U.S. and non-U.S. equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. stocks. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

A variety of risk management strategies are utilized to help protect your capital during periods of market uncertainty or weakness. These strategies include broad portfolio diversification and investment limitations, and may include hedging. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.

Each funds’ investment philosophy and process stress the importance of attractive risk/reward characteristics, solid balance sheets and cash flow strength, providing a measure of protection in adverse markets. The funds generally purchase undervalued stocks with what the sub-adviser believes are attractive risk/reward characteristics. The prices of these types of stocks frequently decline less than more fully valued stocks during equity market downturns.

Investment Limitations

Each fund has adopted certain investment limitations (based on a percentage of total assets) that cannot be changed without shareholder approval and that are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

•	5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund’s total assets);

•	25% in any one industry (except U.S. government securities).

Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

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Section 3    How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. For further details, please see the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of .25% of your fund’s average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen Investments LLC (“Nuveen”), a wholly-owned subsidiary of Nuveen Investments, and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price		Sales Charge as % of Net Amount Invested		Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%		6.10%		5.00%

$50,000 but less than $100,000	4.50		4.71		4.00

$100,000 but less than $250,000	3.75		3.90		3.25

$250,000 but less than $500,000	2.75		2.83		2.50

$500,000 but less than $1,000,000	2.00		2.04		1.75

$1,000,000 and over	—	[1]	—	[1]	—	[1]

[1]

You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays financial intermediaries a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund’s average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year’s service fee. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule

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below. The CDSC is based on your purchase or redemption price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	4%	4%	3%	2%	1%	None

The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor. See the Statement of Additional Information for more information.

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund’s average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year’s service and distribution fees to your financial advisor. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. Class C shares do not convert.

The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the Statement of Additional Information for more information.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in “How to Reduce Your Sales Charge” (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

                                    [GRAPHIC]

          HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

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•	Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group’s aggregate purchases.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies Representing Reinvestment of Nuveen Defined Portfolios and Nuveen Mutual Fund Distributions.

•	Certain Employer-Sponsored Retirement Plans.

•

Certain Employees and Affiliates of Nuveen. Purchases by any officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, and subsidiaries thereof, and such employees’ immediate family members (as defined in the Statement of Additional Information).

•

Financial Intermediary Personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

•

Certain Trust Departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.

•

Additional Categories of Investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

Class R Eligibility

Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:

•	Certain trustees, directors, employees, and affiliates of Nuveen.

•	Certain financial intermediary personnel.

•	Certain bank or broker-affiliated trust departments.

•	Certain employer-sponsored retirement plans.

•

Certain additional categories of investors, including certain advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

Please refer to the Statement of Additional Information for more information about Class A and Class R shares, including more detailed program descriptions and eligibility requirements. The Statement of Additional

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Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.

Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business and normally ends at 4:00 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day’s closing share price; otherwise you will receive the next business day’s price.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

On-line

Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing,

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identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds’ website. To access your account, follow the links under “Individual Investors” on www.nuveen.com to “Account Access” and choose “Mutual Funds.” The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction.

By Telephone

Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares via the telephone, you must have established Fund Direct privileges on your account prior to the requested transaction.

Investment Minimums

The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and is lower for accounts opened through certain fee-based programs as described in the Statement of Additional Information. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund’s systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

From Your Bank Account

You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

From Your Paycheck

With your employer’s consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging

You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

Benefits of Systematic Investing

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

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If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Special Services—Fund Direct”), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The funds may change or cancel their exchange policy at any time upon 60 days’ notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See “General Information—Frequent Trading” below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

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An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day’s price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. You may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

By Telephone

If you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record); and

•	Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than

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An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days’ written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

$50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

On-line

You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under “Individual Investors” on www.nuveen.com to “Account Access” and choose “Mutual Funds.” The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

Redemption Fee Policy

The funds charge a 2% redemption fee on the proceeds of fund shares redeemed or exchanged within 30 days of acquisition. Investors making purchases into the funds through a systematic investment plan will need to discontinue that plan at least 30 days before redeeming in full in order to avoid the redemption fee on recently purchased shares. The redemption fee is intended to offset the trading costs and fund operating expenses associated with frequent trading. The funds may waive the redemption fee on share redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans only if the plan sponsor or administrator certifies that the plan does not have the operational capability to assess the fee.

The funds also may waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where the fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in fund shares.

The funds may waive the redemption fee in other specified circumstances reasonably determined by the funds not to relate to inappropriate trading activity, and reserve the right to modify or eliminate redemption fee waivers at any time. For additional information, see “General Information—Frequent Trading” in this prospectus, and “Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs—Frequent Trading Policy” and “Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs—Redemption Fee Policy” in the Statement of Additional Information regarding the funds’ policies.

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Section 4    General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

The funds intend to pay income dividends and any taxable gains annually.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Non-U.S. Income Tax Considerations

Investment income that the funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund’s long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

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Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Nuveen serves as the selling agent and distributor of the funds’ shares. In this capacity, Nuveen manages the offering of the funds’ shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to financial intermediaries and other entities, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. (See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to financial intermediaries and other entities, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate financial intermediaries and other entities, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to financial intermediaries as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that Nuveen is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2006, these payments in the aggregate were approximately .015% to ..020% of the assets in the Nuveen Funds, although payments to particular financial intermediaries can be significantly higher. Please see the Statement of Additional Information for more information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to financial intermediaries in

Section 4    General Information

22

connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The price you pay for your shares is based on each fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or the NASDAQ National Market are valued at the mean between the bid and asked prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair value based on various factors including prices of comparable securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of securities. In particular, for non-U.S.-traded securities whose principal local markets close before the time as of which the funds’ shares are

Section 4    General Information

23

priced, the funds on certain days may adjust the local closing price based upon such factors (which may be evaluated by an outside pricing service) as developments in non-U.S. markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities. See the Statement of Additional Information for details.

If a fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The Nuveen Funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy. In addition, the funds may permit certain financial intermediaries, including broker dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the Statement of Additional Information. These include, among others, redemptions pursuant to systematic withdrawals plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of

Section 4    General Information

24

law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

Each fund reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. Each fund also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs—Frequent Trading Policy” in the Statement of Additional Information.

The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

25

Section 5    Financial Highlights

The financial highlights table is intended to help you understand each fund’s financial performance for the past five fiscal years, or the life of the fund, if shorter. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for each of the last five fiscal years, or the life of the Fund, if shorter, has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds’ financial statements, are included in the annual report, which is available upon request.

Nuveen Tradewinds International Value Fund

Class (Inception Date)		Investment Operations			Less Distributions							Ratios/Supplemental Data
Year Ended July 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Redemption Fees(a)		Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate

Class A (12/99)
2007	$30.05	$.36	$4.76	$5.12	$(.27)	$(.48)	$(.75)	$—	**	$34.42	17.19%	$369,845	1.52%	1.08%	56%
2006	25.43	.57	4.21	4.78	(.17)	—	(.17)	.01		30.05	18.88	266,781	1.63	1.95	28
2005	20.82	.35	4.44	4.79	(.18)	—	(.18)	—		25.43	23.02	60,131	1.59	1.43	24
2004	16.01	.24	4.72	4.96	(.18)	—	(.18)	.03		20.82	31.21	5,580	1.74	1.24	41
2003	13.95	.20	1.82	2.02	—	—	—	.04		16.01	14.77	3,898	1.75	1.43	172	*

Class B (12/99)
2007	28.98	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.16	16.33	16,574	2.27	.32	56
2006	24.56	.27	4.14	4.41	—	—	—	.01		28.98	18.00	15,258	2.33	.96	28
2005	20.13	.08	4.37	4.45	(.02)	—	(.02)	—		24.56	22.10	9,781	2.33	.33	24
2004	15.53	.08	4.58	4.66	(.06)	—	(.06)	—		20.13	30.00	5,378	2.50	.42	41
2003	13.68	.11	1.74	1.85	—	—	—	—		15.53	13.52	3,819	2.50	.80	172	*

Class C (12/99)
2007	29.00	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.18	16.31	151,462	2.27	.32	56
2006	24.58	.33	4.08	4.41	—	—	—	.01		29.00	17.98	117,016	2.37	1.17	28
2005	20.14	.12	4.34	4.46	(.02)	—	(.02)	—		24.58	22.08	27,515	2.35	.49	24
2004	15.55	.08	4.57	4.65	(.06)	—	(.06)	—		20.14	29.96	6,133	2.50	.44	41
2003	13.68	.09	1.77	1.86	—	—	—	.01		15.55	13.67	4,004	2.50	.63	172	*

Class R (12/99)
2007	30.19	.47	4.76	5.23	(.35)	(.48)	(.83)	—	**	34.59	17.49	437,863	1.26	1.43	56
2006	25.55	.68	4.19	4.87	(.24)	—	(.24)	.01		30.19	19.14	322,653	1.39	2.31	28
2005	20.91	.29	4.58	4.87	(.23)	—	(.23)	—		25.55	23.33	30,089	1.32	1.18	24
2004	16.10	.28	4.75	5.03	(.22)	—	(.22)	—		20.91	31.31	20,705	1.49	1.44	41
2003	14.04	.27	1.79	2.06	—	—	—	—		16.10	14.67	14,051	1.50	1.90	172	*

*	The cost of securities acquired in the acquisition of Nuveen European Value Fund of $4,173,965 was excluded from the portfolio turnover rate calculation.

**	Per share Redemption Fees round to less than $.01 per share.

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.

(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable.

Section 5    Financial Highlights

26

Nuveen Tradewinds Global All-Cap Fund

Class (Inception Date)		Investment Operations			Less Distributions							Ratios/Supplemental Data
Year Ended July 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Redemption Fees(a)		Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate

Class A (3/06)
2007	$20.80	$.18	$4.77	$4.95	$(.15)	$(.06)	$(.21)	$—	**	$25.54	23.88%	$211,912	1.29%		.77%		22%
2006(d)	20.00	.04	.76	.80	—	—	—	—		20.80	4.00	66,065	1.48	*	.56	*	5

Class B (3/06)
2007	20.74	.02	4.75	4.77	(.02)	(.06)	(.08)	—	**	25.43	23.06	762	2.04		.07		22
2006(d)	20.00	.01	.73	.74	—	—	—	—		20.74	3.70	341	2.27	*	.14	*	5

Class C (3/06)
2007	20.75	.01	4.77	4.78	(.02)	(.06)	(.08)	—	**	25.45	23.10	27,666	2.04		.03		22
2006(d)	20.00	(.01)	.76	.75	—	—	—	—		20.75	3.75	5,397	2.28	*	(.08	)*	5

Class R (3/06)
2007	20.81	.26	4.77	5.03	(.19)	(.06)	(.25)	—	**	25.59	24.22	6,213	1.05		1.09		22
2006(d)	20.00	.08	.73	.81	—	—	—	—		20.81	4.10	1,564	1.27	*	1.16	*	5

*	Annualized.

**	Per share Redemption Fees round to less than $.01 per share.

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.

(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable.

(d)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.

Section 5    Financial Highlights

27

Section 6    Glossary

•

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada.

•

Lipper International Multi-Cap Value Funds Index: a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds Category. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. The returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Section 6    Glossary

28

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Value

Nuveen Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

Growth

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Rittenhouse Growth Fund

Core

Nuveen Symphony Optimized Alpha Fund

Balanced

Nuveen Balanced Stock and Bond Fund

Nuveen Balanced Municipal and Stock Fund

Global/International

Nuveen Global Value Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

Taxable Fixed Income

Nuveen Short Duration Bond Fund

Nuveen Multi-Strategy Income Fund

Nuveen High Yield Bond Fund

Nuveen Preferred Securities Fund

Municipal Bond

National Funds

Nuveen High Yield Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Insured Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

State Funds

Arizona	Louisiana	North Carolina
California[1]	Maryland	Ohio
Colorado	Massachusetts[2]	Pennsylvania
Connecticut	Michigan	Tennessee
Florida Preference	Missouri	Virginia
Georgia	New Jersey	Wisconsin
Kansas	New Mexico
Kentucky	New York[2]

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments, NAM and Tradewinds. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds’ investments is available in the annual and semi-annual reports to shareholders. In the funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year. The funds’ most recent Statement of Additional Information, annual and semi-annual reports and certain other information are available free of charge by calling Nuveen at (800)257-8787, on the funds’ website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The funds are series of Nuveen Investment Trust II, whose Investment Company Act file number is 811-08333.

1.	Long-term, insured long-term and high yield portfolios.
2.	Long-term and insured long-term portfolios.

MPR-GRW-1107D NA

Distributed by

Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | (800) 257-8787 | www.nuveen.com

Nuveen Tradewinds Global Resources Fund

PROSPECTUS    NOVEMBER 28, 2007

For Investors Seeking Long-term Capital Appreciation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Section 1 The Fund
This section provides you with an overview of the fund, including the investment objective, risk factors and expense information.

Introduction	1

Nuveen Tradewinds Global Resources Fund	2

Section 2 How We Manage Your Money
This section gives you a detailed discussion of our investment and risk management strategies

Who Manages the Fund	4

What Securities We Invest In	6

How We Select Investments	8

What the Risks Are	8

Section 3 How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account

What Share Classes We Offer	11

How to Reduce Your Sales Charge	12

How to Buy Shares	14

Systematic Investing	15

Systematic Withdrawal	16

Special Services	16

How to Sell Shares	17

Section 4 General Information
This section summarizes the fund’s distribution policies and other general fund information

Dividends, Distributions and Taxes	20

Distribution and Service Plan	21

Net Asset Value	22

Frequent Trading	23

Fund Service Providers	24

Section 5 Financial Highlights

November 28, 2007

Section 1    The Fund

Nuveen Tradewinds Global Resources Fund

This prospectus is intended to provide important information to help you evaluate whether the fund may be right for you. Please read it carefully before investing and keep it for future reference.

NOT FDIC OR GOVERNMENT INSUREDMAY LOSE VALUENO BANK GUARANTEE

Section 1    The Fund

1

Nuveen Tradewinds Global Resources Fund

Fund Overview

Investment Objective

The investment objective of the fund is to seek long-term capital appreciation.

How the Fund Pursues Its Objective

Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The global energy and natural resources sector can include companies that own, produce, refine, process, transport and market energy and natural resources, and companies that provide related services. The sector includes, but is not limited to, areas such as metals & mining, oil, gas & consumable fuels, paper & forest products, machinery, road & rail, and food products. Associated businesses can include companies in areas such as chemicals, electrical equipment, and utilities (gas, water, cable, electrical and telecommunications utilities). The fund may invest without limit in companies located anywhere in the world and, under normal market conditions, will invest at least 40% of its net assets in non-U.S. companies. The fund may invest up to 40% of its net assets in companies in emerging markets.

Nuveen Asset Management (“NAM”), the fund’s investment adviser, has selected Tradewinds Global Investors, LLC (“Tradewinds”) to serve as sub-adviser to the fund. In managing the Fund’s portfolio, Tradewinds will apply its value-oriented investment strategy, through which it opportunistically seeks to identify undervalued securities in the context of major themes shaping opportunities in the global market. Tradewinds’ investment process employs rigorous bottom-up research aimed at selecting under-valued securities that are believed to be mispriced, misperceived or under-followed, and that have the prospect of strong or improving business fundamentals. Tradewinds also applies a strong sell discipline in which it considers selling a security when it shows deteriorating fundamentals, falls short of expectations and/or has reached a valuation Tradewinds believes is no longer compelling. Portfolio position limits, along with other risk management tools, play an important role in Tradewinds’ overall investment process.

To identify attractive investment opportunities, Tradewinds couples the development of strategic global investment themes with its value-oriented investment process. Examples of strategic themes include: differential GDP growth between countries and regions; corporate restructuring and cross-border merger and acquisition trends; deregulation and privatization of infrastructure; globalization of labor; outsourcing; global resource and production scarcities; and other factors that create comparative advantage. Tradewinds believes its approach enables it to seize undervalued opportunities that result from structural and market changes associated with the strategic themes.

What are the Risks of Investing in the Fund?

Equity market/small company risk—The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are greater for small and medium market capitalization companies because they tend to have younger and more limited product lines, markets and financial resources and may be more dependent on a smaller management group than larger more established companies. These companies are also typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time or price that the fund would like. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests.

Energy and natural resources companies risk—The fund’s strategy of investing primarily in energy and natural resources companies and companies in associated businesses, including utilities, means that its performance will be closely tied to the performance of that market segment. Because the fund focuses in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Stocks of energy and natural resources companies are especially affected by variations in the commodities markets, the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, economic conditions, events relating to international political developments, energy conservation and the success of exploration projects.

Utilities risk—The fund invests in the stocks of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

Section 1    The Fund

2

Non-U.S. risk—The fund’s investment in equity securities of non-U.S. companies also presents additional risk. Non-U.S. risk is the risk that non-U.S. securities will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Emerging markets are generally more volatile than countries with more mature economies.

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative - involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.

Is this Fund Right for You?

This fund may be right for you if you are seeking:

•	long-term total return potential from global energy and natural resources companies;

•	exposure to both U.S. and non-U.S. securities; or

•	to meet long-term financial goals.

You should not invest in this fund if you are:

•	unwilling to accept share price fluctuation, including the possibility of sharp price declines;

•	unwilling to accept the risks associated with investing in non-U.S. securities; or

•	investing to meet short-term financial goals.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses1

Paid Directly from your Investment

Share Class	A		B		C		R2
Maximum Sales Charge Imposed on Purchases	5.75%	[3]	None		None		None

Maximum Sales Charge Imposed on Reinvested	None		None		None		None

Dividends

Exchange Fees	None		None		None		None

Deferred Sales Charge[4]	None	[3]	5%	[5]	1%	[6]	None

Redemption Fee[7]	2%		2%		2%		2%

1	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
2	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can Buy and Sell Shares.”
3

Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”

ANNUAL FUND OPERATING EXPENSES

Paid From Fund Assets

Share Class	A	B	C	R
Management Fees	.98%	.98%	.98%	.98%

12b-1 Distribution and Service Fees[8]	.25%	1.00%	1.00%	—

Other Expenses	6.56%	6.55%	6.55%	6.54%

Total Annual Fund Operating Expenses—Gross	7.79%	8.53%	8.53%	7.52%

Expense Reimbursement	(6.21%)	(6.19%)	(6.19%)	(6.19%)

Custodian Fee Credits[9]	(.27%)	(.28%)	(.28%)	(.28%)

Total Annual Fund Operating Expenses—Net*	1.31%	2.06%	2.06%	1.05%

*	The Total Annual Fund Operating Expenses - Net reflect the contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses. The investment adviser has agreed to waive fees and reimburse expenses, through November 30, 2010, in order to prevent Total Annual Fund Operating Expenses-Net (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% (and 1.60% after November 30, 2010) of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee.

The following example is intended to help you compare the estimated cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses-Net are 1.35% through November 30, 2010, and 1.60% after November 30, 2010 (excluding 12b-1 distribution and service fees, interest, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.) Your actual returns and costs may be higher or lower.

	Redemption				No Redemption
Share Class	A	B	C	R	A	B	C	R
1 Year	$728	$638	$238	$137	$728	$238	$238	$137

3 Years	$1,051	$1,033	$733	$428	$1,051	$733	$733	$428

5 Years	$1,449	$1,409	$1,309	$796	$1,449	$1,309	$1,309	$796

10 Years	$2,558	$2,691	$2,875	$1,833	$2,558	$2,691	$2,875	$1,833

4	As a percentage of the lesser of purchase price or redemption proceeds.
5	The fund will issue Class B shares only upon exchange of Class B shares of another Nuveen Fund or for purposes of dividend reinvestment. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
6	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
7	As a percentage of total redemption or exchange proceeds. The fund imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. The redemption fee may be waived in certain circumstances. See “How to Sell Shares” for more information.
8

Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

9	The fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. There is no guarantee that the fund will earn such credits in the future.

Section 1    The Fund

3

Section 2    How We Manage Your Money

To help you better understand the fund, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

NAM, the fund’s investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM has overall responsibility for management of the fund. NAM oversees the management of the fund’s portfolios, managing the fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $170 billion in assets under management, as of September 30, 2007.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The investor group led by Madison Dearborn includes affiliates of Merrill Lynch. As a result of the merger, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the 1940 Act) of the fund. As a result, the fund will generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM and the fund do not believe that any such prohibition or limitation will have a materially adverse effect on the fund’s ability to pursue its investment objective and policies.

NAM has selected Tradewinds Global Investors, LLC (“Tradewinds”), 2049 Century Park East, 20th Floor, Los Angeles, California 90067, an affiliate of NAM, as sub-adviser to manage the investment portfolios of the fund. Tradewinds manages and supervises the investment of the fund’s assets on a discretionary basis, subject to the supervision of NAM. Most of Tradewinds’ personnel, including the fund’s portfolio manager, were affiliated with NWQ Investment Management Company, LLC (“NWQ”) until March 2006, when NWQ reorganized into two distinct entities: NWQ and Tradewinds. NWQ, a specialized, value-oriented investment manager, has provided investment management services to institutions and high net worth individuals since 1982, and was acquired by Nuveen Investments on August 1, 2002.

Tradewinds specializes in international, global all-cap and small- and mid-cap value equity strategies. Tradewinds serves as sub-adviser to four other Nuveen mutual funds, with combined assets of more than $33 billion as of March 31, 2007.

Both NWQ and Tradewinds are organized as a member-managed limited liability company, with Nuveen Investments as its sole managing member. At such time as the fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the fund may, without obtaining approval of shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on behalf of the fund.

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4

David B. Iben, CFA, Chief Investment Officer, Managing Director and Portfolio Manager at Tradewinds since March 2006, is the portfolio manager of the Fund. Prior to March 2006, Mr. Iben was a Managing Director and Portfolio Manager at NWQ since November 2000. From October 1998 through November 2000, Mr. Iben was Founder, Chief Investment Officer and lead portfolio manager at Palladian Capital Management. Mr. Iben also manages the Nuveen Tradewinds Value Opportunities Fund, the Nuveen Tradewinds Global All-Cap Fund, which are open-end management investment companies, and the Nuveen Global Value Opportunities Fund (NYSE: JGV), a closed-end management investment company.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund, is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com/MF/resources/eReports.aspx.

How Tradewinds Has Performed

The tables below illustrate the historical performance of Tradewinds Global Natural Resources Composite, which consists of one institutional account that has essentially the same investment objective and policies as Nuveen Tradewinds Global Resources Fund. The institutional account reflected below is not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the fund, which affect fund performance. The account is not subject to the diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected performance. Of course, past performance is no indication of future results, and the tables and charts presented here represent the performance of this institutional composite and not the performance of the Nuveen Tradewinds Global Resources Fund.

Tradewinds Global Resources Composite Returns

	Average Annual Total Returns as of September 30, 2007
	1 Year	Since Inception (03/24/06)
Tradewinds Global Resources Composite (NAV)	48.07%	35.85%

Tradewinds Global Resources Composite (Offer)	39.56%	28.04%

MSCI All-Country World Index	24.01%	18.23%

Market Benchmark	51.03%	32.08%

Lipper Natural Resources Fund Index	45.80%	23.32%

As of September 30, 2007, the Tradewinds Global Resources Composite consisted of one account totaling approximately $1.4 billion in assets. Performance represents the Composite’s gross-of-fee returns less the Global Resources Fund’s Class A maximum operating expense of 1.85%. Please note that this strategy began on 03/24/06 but wasn’t fully invested until 06/30/06; as a result, the Composite’s performance reflects a higher cash level during this period of negative market performance. Performance on Offer Price also assumes deduction of the maximum Class A sales charge of 5.75%. These returns would be different for Class B, C or R shares because of their different sales charges and operating expenses. The MSCI ACWI (All Country World Index) is a free float-adjust market capitalization index that is designed to measure equity performance in the global developed and emerging markets. The market benchmark is comprised of a 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials

Section 2    How We Manage Your Money

5

Sector Index, The Lipper Natural Resources Fund Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Natural Resources Fund Category. The since inception returns for the indicies were calculated as of March 31, 2006, as returns for these are calculated on a calendar-month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Management Fee

The management fee schedule for the fund is composed of two components—a fund-level component, based only on the amount of assets within the fund, and a complex-level component, based on the aggregate amount of all fund assets managed by NAM and its affiliates.

The annual fund-level fee, payable monthly, for the fund is based upon the average daily net assets of the fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.8000%

For the next $125 million	0.7875%

For the next $250 million	0.7750%

For the next $500 million	0.7625%

For the next $1 billion	0.7500%

For net assets over $2 billion	0.7250%

The complex-level component begins at a maximum rate of 0.20% of the fund’s net assets, based upon complex-level assets of $55 billion with breakpoints for assets above that level. Therefore, the maximum management fee rate for any Nuveen fund is the fund-level component plus 0.20%. As of September 30, 2007, complex-level assets were $73.1 billion and the effective complex-level component for the fund was .1831% of fund net assets.

Information regarding the Board of Trustees’ approval of the investment advisory contract is available in the fund’s annual report for the period ended July 31, 2007.

The fund’s investment objective may not be changed without shareholder approval. The fund’s investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Equity Securities

The fund invests primarily in equity securities of global energy and natural resources companies and companies in associated business, as well as utilities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks; dollar or non-dollar denominated securities of non-U.S. companies and other securities with equity characteristics.

Non-U.S. Securities

The fund may invest in a variety of non-U.S. equity securities including direct investments in stocks of non-U.S. companies traded overseas, as well as ADRs. ADRs are certificates issued by a U.S. bank that represent a bank’s holdings of a stated number of shares of a non-U.S. company. An ADR is typically bought and sold in the same manner as U.S. securities (although investors can also

Section 2    How We Manage Your Money

6

purchase the non-U.S. securities overseas and convert them to ADRs, and likewise can convert an ADR to its underlying non-U.S. security and sell it overseas) and is priced in U.S. dollars. ADRs carry most of the risks of investing directly in non-U.S. equity securities. All non-U.S. investments involve certain risks in addition to those associated with U.S. investments (see “What the Risks Are—Non-U.S. investment risk”). The fund may invest up to 40% in companies domiciled in emerging markets.

In managing the fund, Tradewinds will select non-U.S. securities according to the same standards it applies to U.S. securities.

Cash Equivalents and Short-Term Fixed-Income Securities

Normally, the fund will invest substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with maturities of less than one year, cash equivalents or may hold cash. The percentage invested in such holdings will vary and depends on several factors, including market conditions. For temporary defensive purposes, including during periods of high cash inflows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objectives. The fund intends to adopt a defensive strategy when Tradewinds believes securities in which the fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

Use of Derivatives and Hedging

We may use various investment techniques designed to hedge against changes in the values of securities the fund owns or expects to purchase, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to manage cash flows, to enhance returns, to limit risk of price fluctuations, to limit exposure to losses due to changes to non-U.S. currency exchange rates, to preserve capital or to hedge against interest rate changes.

These strategies include using derivatives, such as futures, options and swaps. These strategies may reduce fund returns and will benefit the fund largely to the extent we are able to use them successfully. However, the fund could lose money on futures transactions or an option can expire worthless.

Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

Portfolio Holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s Statement of Additional Information. Certain portfolio securities information for the fund is available on the fund’s website—www.nuveen.com—by clicking the “Individual Investors—Mutual Funds” section of the home page and following the applicable link for the fund in the “Find A Fund” section. By following these links, you can obtain a top ten list of the fund as of the end of the most recent month. A complete list of portfolio securities holdings information is generally made available on the fund’s website following the end of each month with an approximately one-month lag. This information will remain available on the fund’s website until the fund files with the Securities and Exchange Commission its annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Section 2     How We Manage Your Money

7

We adhere to disciplined, value-driven investment strategies whose aim is to achieve the fund’s investment objective. We emphasize securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

Equity Securities

Tradewinds selects equity securities for the fund through bottom-up fundamental research focusing on both fundamental valuation and qualitative measures. The research-driven investment process seeks to add value through active management and through research focused on selecting companies that possess opportunities underappreciated or misperceived by the market. Tradewinds considers absolute valuation and security pricing in the context of industry and market conditions, and makes use of convertible securities on an opportunistic basis as an alternative to the underlying equity.

Tradewinds applies a sell discipline emphasizing elimination of positions that no longer possess favorable risk/reward characteristics, attractive valuations or when superior investment alternatives are identified. Tradewinds will also reduce positions as price appreciation or less favorable risk/reward characteristics dictate. Tradewinds maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations.

Portfolio Turnover

The fund buys and sells portfolio securities in the normal course of the investment activities. The proportion of the fund’s investment portfolio that is sold and replaced during a year is known as the fund’s portfolio turnover rate. The portfolio turnover rate of the fund will generally be between 30% and 60%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the fund’s performance.

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the fund’s investment style may not be successful in realizing the fund’s investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in this fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

Equity market risk: As mutual funds investing all or a portion of their assets in stocks, the fund is subject to equity market risk. Equity market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

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Small and medium sized company risk: The fund may invest in equity securities of small and medium sized companies. Small and medium sized company equity securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on a smaller management group than large capitalization companies. In addition, such companies are typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

Energy and natural resources company risk: The fund’s strategy of investing primarily in the energy and natural resources companies and companies in associated businesses, including utilities, means that its performance will be closely tied to the performance of a particular market segment. Because the fund is focused in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not focus in such companies. At times, the performance of these companies will lag the performance of other areas or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Utilities risk: The fund invests in the stocks of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

Non-U.S. investment risk: Equity securities of non-U.S. issuers present risks beyond those of domestic securities. The prices of non-U.S. securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in countries other than the U.S. and there may be special problems enforcing claims against non-U.S. governments.

Section 2     How We Manage Your Money

9

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

•

Non-U.S. securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities (“currency risk”). An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the fund’s non-U.S. holdings whose value is tied to the affected non-U.S. currency. ADRs and non-U.S. securities denominated in U.S. dollars are also subject to currency risk.

Emerging markets risk: The fund may invest up to 40% of its assets in companies located in emerging market countries. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in non-U.S. securities described above are heightened by investing in emerging markets countries.

Convertible securities risk: Because the fund may invest in convertible securities, the fund may be subject to interest rate and credit risk. Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity of an interest rate sensitive security, the greater its interest rate risk in general. Credit risk is the risk that an issuer of a bond is unable or unwilling to meet its obligation to make interest and principal payments when due as a result of changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

Section 2     How We Manage Your Money

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Section 3     How You Can Buy and Sell Shares

We offer three classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. For further details, please see the Statement of additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of .25% of your fund’s average daily net assets that compensates your financial advisor and other entities for providing ongoing service to you. Nuveen Investments LLC (“Nuveen”), a wholly-owned subsidiary of Nuveen Investments, Inc., and the distributor of the fund, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price		Sales Charge as % of Net Amount Invested	Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%		6.10%	5.00%

$50,000 but less than $100,000	4.50		4.7	4.00

$100,000 but less than $250,000	3.75		3.90	3.25

$250,000 but less than $500,000	2.75		2.83	2.50

$500,000 but less than $1,00,000	2.00		2.04	1.75

$1,000 and over	—	[1]	—	—	[1]

[1]	You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays financial intermediaries a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a Contingent Deferred Sales Charge (“CDSC”) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

The fund will issue Class B shares only upon exchange of Class B shares from another Nuveen Fund or for purposes of dividend reinvestment. Class B shares will not be offered for new or additional investments in the fund. Class B shares will be offered at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund’s average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year’s service fee. Nuveen retains the service and distribution fees

Section 3    How You Can Buy and Sell Shares

11

on accounts with no financial intermediary of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or redemption price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	6+
CDSC	5.00%	4.00%	4.00%	3.00%	2.00%	1.00%	0.00%

Please note that Class B shares are not available for purchase but may be issued upon exchange of Class B shares from another Nuveen fund or for purposes of dividend reinvestment of another Nuveen fund, subject to certain limitations and conditions. See the Statement of Additional Information for more information.

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund’s average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year’s service and distribution fees to your financial advisor. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

The fund has established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in “How to Reduce Your Sales Charge” (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees.

Class R Shares have lower ongoing expenses than the other classes.

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

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Class A Sales Charge Reductions

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of the fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of the fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group’s aggregate purchases.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies Representing Reinvestment of Nuveen Defined Portfolios and Nuveen Mutual Fund Distributions.

•	Certain Employer-Sponsored Retirement Plans.

•

Certain Employees and Affiliates of Nuveen. Purchases by any officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, and subsidiaries thereof, and such employees’ immediate family members (as defined in the Statement of Additional Information).

•

Financial Intermediary Personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

•

Certain Trust Departments. Purchases by any bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.

•

Additional Categories of Investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

Class R Eligibility

Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:

•	Certain trustees, directors, employees, and affiliates of Nuveen.

•	Certain financial intermediary personnel.

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•	Certain bank or broker-affiliated trust departments.

•	Certain employer—sponsored retirement plans.

•

Certain additional categories of investors, including certain advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen‘s website at www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.

Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the fund or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the fund or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business and normally ends at 4:00 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing on-going investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

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By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

On-line

Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the fund’s website. To access your account, follow the links under “Individual Investors” on www.nuveen.com to “Account Access” and choose “Mutual Funds.” The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction.

By Telephone

Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares via the telephone, you must have established Fund Direct privileges on your account prior to the requested transaction.

Investment Minimums

The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and is lower for accounts opened through certain fee-based programs as described in the Statement of Additional Information. Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in the fund’s systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

From Your Bank Account

You can make systematic investments of $50 or more per month by authorizing us to draw reauthorized checks on your bank account.

From Your Paycheck

With your employer’s consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging

You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

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Benefits of Systematic Investing

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Special Services—Fund Direct”), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The fund may change or cancel their exchange policy at any time upon 60 days’ notice. The fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

See “General Information—Frequent Trading” below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

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An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day’s price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. You may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen.

The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

By Telephone

If you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

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An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days’ written notice if the value of your account falls below an established minimum. The fund has set a minimum balance of $1000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record); and

•	Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

On-Line

You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under “Individual Investors” on www.nuveen.com to “Account Access” and choose “Mutual Funds.” The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

Redemptions In-Kind

The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

Redemption Fee Policy

The fund charges a 2% redemption fee on the proceeds of fund shares redeemed or exchanged within 30 days of acquisition. Investors making purchases into the fund through a systematic investment plan will need to discontinue that plan at least 30 days before redeeming in full in order to avoid the redemption fee on recently purchased shares. The redemption fee is intended to offset the trading costs and fund operating expenses associated with frequent trading. The fund may waive the redemption fee on share redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans only if the plan sponsor or administrator certifies that the plan does not have the operational capability to assess the fee.

The fund also may waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where the fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in fund shares.

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The fund may waive the redemption fee in other specified circumstances reasonably determined by the fund not to relate to inappropriate trading activity, and reserves the right to modify or eliminate redemption fee waivers at any time. For additional information, see “General Information—Frequent Trading” in this prospectus, and “Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs—Frequent Trading Policy” and “Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs—Redemption Fee Policy” in the Statement of Additional Information for more information regarding the fund’s policies.

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Section 4    General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

The fund intends to pay income dividends and any taxable gains annually.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Non-U.S. Income Tax Considerations

Investment income that the fund receives from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the fund holds its assets). Dividends from the fund’s long-term capital gains are taxable as long-term capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

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Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Nuveen serves as the selling agent and distributor of the fund’s shares. In this capacity, Nuveen manages the offering of the fund’s shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to financial intermediaries and other entities, the fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to financial intermediaries, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate financial intermediaries and other entities, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to financial intermediaries as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that Nuveen is willing to provide to a particular financial intermediary firm may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2006, these payments in the aggregate were approximately .015% to .020% of the assets in the Nuveen Funds, although payments to particular financial intermediaries can be significantly higher. The Statement of Additional Information contains additional information about these payments, including the names of the

Section 4    General Information

21

dealer firms to which payments are made. Nuveen may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediary firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The price you pay for your shares is based on the fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of the fund by taking the market value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund’s Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or the NASDAQ National Market are valued at the mean between the bid and asked prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair value based on various factors including prices of comparable securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of securities. See the Statement of Additional Information for details.

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The fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in the fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the fund. However, the fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the fund has adopted a Frequent Trading Policy that seeks to balance the fund’s need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The fund’s Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The Nuveen Funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The fund primarily receives share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the fund with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the fund with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the fund is able to enforce the terms of the Frequent Trading Policy. In addition, the fund may permit certain financial intermediaries, including broker-dealer and retirement plan administrators among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the fund’s Frequent Trading Policy and may be approved for use in instances where the fund reasonably believes that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy.

The fund reserves the right in its sole discretion to waive unintentional or minor violations including transactions below certain dollar thresholds if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the Statement of Additional Information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The fund reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a transaction or a series of transactions involves market timing

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23

or excessive trading that may be detrimental to fund shareholders. The fund also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund’s Frequent Trading Policy and its enforcement, see “Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs—Frequent Trading Policy” in the Statement of Additional Information.

The custodian of the assets of the fund is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the fund. The fund’s transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 85 administrative 30, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and services for the maintenance of shareholder accounts.

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

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24

Section 5    Financial Highlights

The financial highlights table is intended to help you understand the fund’s financial performance for the life of the fund. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the period December 15, 2006 (commencement of operations) through July 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal period, along with the fund’s financial statements, are included in the annual report, which is available upon request.

Nuveen Tradewinds Global Resources Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate

Class A (12/06)
2007(d)	$20.00	$.05	$3.27	$3.32	$—	$—	$—	$23.32	16.65%	$292	1.58	%*	.12	%*	11%

Class B (12/06)
2007(d)	20.00	(.05)	3.28	3.23	—	—	—	23.23	16.15	290	2.34	*	(.64	)*	11

Class C (12/06)
2007(d)	20.00	(.05)	3.28	3.23	—	—	—	23.23	16.15	290	2.34	*	(.64	)*	11

Class R (12/06)
2007(d)	20.00	.09	3.29	3.38	—	—	—	23.38	16.90	292	1.33	*	.37	*	11

*	Annualized.

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the annualized Ratio of Expenses to Average Net Assets for 2007 are 1.31%, 2.06%, 2.06%, and 1.05% for Classes A, B, C, and R, respectively, and the annualized Ratios of Net Investment Income (Loss) to Average Net Assets for 2007 are .40%, (.36%), (.36%), and .65% for Classes A, B, C and R, respectively.

(d)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.

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25

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Value

Nuveen Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

Growth

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Rittenhouse Growth Fund

Core

Nuveen Symphony Optimized Alpha Fund

Balanced

Nuveen Balanced Stock and Bond Fund

Nuveen Balanced Municipal and Stock Fund

Global/International

Nuveen Global Value Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

Taxable Fixed Income

Nuveen Short Duration Bond Fund

Nuveen Multi-Strategy Income Fund

Nuveen High Yield Bond Fund

Nuveen Preferred Securities Fund

Municipal Bond

National Funds

Nuveen High Yield Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Insured Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

State Funds

Arizona	Louisiana	North Carolina
California[1]	Maryland	Ohio
Colorado	Massachusetts[2]	Pennsylvania
Connecticut	Michigan	Tennessee
Florida Preference	Missouri	Virginia
Georgia	New Jersey	Wisconsin
Kansas	New Mexico
Kentucky	New York[2]

Several additional sources of information are available to you, including the codes of ethics adopted by the fund, Nuveen, NAM, and Tradewinds. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the fund included in this prospectus. The fund’s most recent Statement of Additional Information, annual and semi-annual reports and certain other information are available free of charge by calling Nuveen at (800)257-8787, on the fund’s website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The fund is a series of Nuveen Investment Trust II, whose Investment Company Act file number is 811-08333.

1.	Long-term, insured long-term and high-yield portfolios.
2.	Long-term and insured long-term portfolios.

Nuveen Investments

Equity Funds

PROSPECTUS November 28, 2007

For investors seeking long-term capital appreciation.

Nuveen Symphony All-Cap Core Fund

Nuveen Symphony Small-Mid Cap Core Fund

Nuveen Symphony Large-Cap Value Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Large-Cap Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Section 1 The Funds	1

This section provides you with an overview of the funds, including investment objectives, risk factors and expense information.

Introduction	1

Nuveen Symphony All-Cap Core Fund	2

Nuveen Symphony Small-Mid Cap Core Fund	5

Nuveen Symphony Large-Cap Value Fund	8

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Large-Cap Growth Fund	11

Section 2 How We Manage Your Money	14
This section gives you a detailed discussion of our investment and risk management strategies.
Who Manages the Funds	14
What Types of Securities We Invest In	15
How We Select Investments	16
What the Risks Are	17
How We Manage Risk	17
Section 3 How You Can Buy and Sell Shares	19
This section provides the information you need to move money into or out of your account.
What Share Classes We Offer	19
How to Reduce Your Sales Charge	20
How to Buy Shares	22
Systematic Investing	23
Systematic Withdrawal	24
Special Services	25
How to Sell Shares	25
Section 4 General Information	28
This section summarizes the funds’ distribution policies and other general fund information.
Dividends, Distributions and Taxes	28
Distribution and Service Plans	29
Net Asset Value	30
Frequent Trading	30
Fund Service Providers	31
Section 5 Financial Highlights
This section provides the funds’ financial performance	32
Section 6 Glossary	41
This section provides definitions for certain terms included in the prospectus.

November 28, 2007

Section 1 The Funds

Nuveen Symphony All-Cap Core Fund

Nuveen Symphony Small-Mid Cap Core Fund

Nuveen Symphony Large-Cap Value Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Large-Cap Growth Fund

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1 The Funds | 1

Nuveen Symphony All-Cap Core Fund

Fund Overview

Investment Objective

The investment objective of the fund is to seek long-term capital appreciation.

How the Fund Pursues Its Objective

Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 3000 Index.[1]

Nuveen Asset Management (“NAM”), the fund’s investment adviser, has selected Symphony Asset Management (“Symphony”), an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. Fundamental to Symphony’s investment philosophy is the concept that both quantitative and qualitative methods have value. Quantitative methods are disciplined, constrained, and unaffected by emotion, whereas qualitative methods exploit the research, experience, and insights of skilled analysts and portfolio managers. Symphony aims to maximize the potential value of both approaches by applying them at appropriate stages of the investment process.

The goal of Symphony’s unique process as applied to this fund is to construct a well diversified portfolio that generates returns in excess of the Russell 3000 Index without exposing investors to undue risk. By applying specific risk parameters that manage the variances of the portfolio relative to the Russell 3000 Index, Symphony believes it can achieve the desired market exposures and reduce relative risk while preserving the portfolio’s potential to generate returns in excess of the benchmark.

Under normal market conditions, the Fund intends to be fully invested in equity securities, but generally may hold cash equivalents and other short-term fixed-income securities as a byproduct of the investment process and in order to meet fund expenses. During certain temporary periods, in order to keep cash on hand fully invested or as a defensive measure in response to prevailing market conditions, the Fund may invest without limitation in cash equivalents and short-term fixed-income securities.

What Are the Risks of Investing in the Fund?

Equity Market /Small Company Risk—The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are greater for small and medium market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be more dependent on a smaller management group than larger more established companies. These companies are also typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time or price that the fund would like.

As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

• long-term total return potential from a core equity investing strategy;

• exposure to stocks with a wide range of capitalization; or

• to meet long-term financial goals.

You should not invest in this fund if you are:

• unwilling to accept share price fluctuation, including the possibility of sharp price declines; or

• investing to meet short-term financial goals.

[1]

The market capitalizations of companies in this index may fluctuate and may rise above or fall below the Russell 3000 Index’s capitalization range when that index is reconstituted on an annual basis. The Fund will not be forced to sell a stock because it has grown to or fallen below a market capitalization outside of the current range. See “Glossary” for index description.

Section 1 The Funds | 2

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses[1]

Paid Directly From Your Investment

Share Class	A	B	C	R2
Maximum Sales Charge Imposed on Purchases	5.75%[3]	None	None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Deferred Sales Charge[4]	None [3]	5%[5]	1%[6]	None
Annual Fund Operating Expenses
Paid From Fund Assets
Share Class	A	B	C	R
Management Fees	.88%	.88%	.88%	.88%
12b-1 Distribution and Service Fees[7]	.25%	1.00%	1.00%	—
Other Expenses	3.01%	3.01%	3.01%	3.01%

Total Annual Fund Operating Expenses—Gross	4.14%	4.89%	4.89%	3.89%
Expense Reimbursements	(2.76)%	(2.75)%	(2.75)%	(2.76)%
Custodian Fee Credits[8]	(.09)%	(.09)%	(.09)%	(.09)%

Total Annual Fund Operating Expenses—Net*	1.29%	2.05%	2.05%	1.04%

*  The Total Annual Fund Operating Expenses–Net provided in the table reflect the contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses. The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2009, in order to prevent Total Annual Fund Operating Expenses–Net (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.15% (1.40% after November 30, 2009) of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. The expense reimbursements reduce the operating expenses for the fiscal year ended July 31, 2007 to 1.38%, 2.14%, 2.14% and 1.13%, for Class A, B, C and R, respectively.

The following example is intended to help you compare the estimated cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses–Net are 1.15% through November 30, 2009 and 1.40% after November 30, 2009 (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). Your actual returns and costs may be higher or lower.

Section 1 The Funds | 3

NSAC Share Class	Redemption				No Redemption
	A	B	C	R	A	B	C	R
1 Year	$709	$618	$218	$117	$709	$218	$218	$117
3 Years	$1,018	$1,000	$700	$393	$1,018	$700	$700	$393
5 Years	$1,375	$1,334	$1,234	$717	$1,375	$1,234	$1,234	$717
10 Years	$2,376	$2,510	$2,697	$1,635	$2,376	$2,510	$2,697	$1,635

1.	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2.	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can Buy and Sell Shares.”

3.	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”

4.	As a percentage of the lesser of purchase price or redemption proceeds.

5.	Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

6.	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

7.	Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

8.	The fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. There is no guarantee that the fund will earn such credits in the future.

Section 1 The Funds | 4

Nuveen Symphony Small-Mid Cap Core Fund

Fund Overview

Investment Objective

The investment objective of the fund is to seek long-term capital appreciation.

How the Fund Pursues Its Objective

Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 2500 Index.[1]

NAM has selected Symphony, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. Fundamental to Symphony’s investment philosophy is the concept that both quantitative and qualitative methods have value. Quantitative methods are disciplined, constrained, and unaffected by emotion, whereas qualitative methods exploit the research, experience, and insights of skilled analysts and portfolio managers. Symphony aims to maximize the potential value of both approaches by applying them at appropriate stages of the investment process.

The goal of Symphony’s unique process as applied to this fund is to construct a well diversified portfolio that generates returns in excess of the Russell 2500 Index without exposing investors to undue risk. By applying specific risk parameters that manage the variances of the portfolio relative to the Russell 2500 Index, Symphony believes it can achieve the desired market exposures and reduce relative risk while preserving the portfolio’s potential to generate returns in excess of the benchmark.

Under normal market conditions, the Fund intends to be fully invested in equity securities, but generally may hold cash equivalents and other short-term fixed-income securities as a byproduct of the investment process and in order to meet fund expenses. During certain temporary periods, in order to keep cash on hand fully invested or as a defensive measure in response to prevailing market conditions, the Fund may invest without limitation in cash equivalents and short-term fixed-income securities.

What Are the Risks of Investing in the Fund?

Equity Market/Small Company Risk—The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are greater for small and medium market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be more dependent on a smaller management group than larger more established companies. These companies are also typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time or price that the fund would like.

As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

•      long-term total returns from a core equity investing strategy;

•      exposure to small and mid-capitalization stocks; or

•      to meet long-term financial goals.

You should not invest in this fund if you are:

•      unwilling to accept share price fluctuations, including the possibility of sharp price declines; or

•      investing to meet short-term financial goals.

Fund Performance Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

[1]

The market capitalizations of companies in this index may fluctuate and may rise above or fall below the Russell 2500 Index’s capitalization range when that index is reconstituted on an annual basis. The Fund will not be forced to sell a stock because it has grown to or fallen below a market capitalization outside of the current range. See “Glossary” for index description.

Section 1 The Funds | 5

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses[1]

Paid Directly From Your Investment

Share Class	A	B	C	R2
Maximum Sales Charge Imposed on Purchases	5.75%[3]	None	None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Deferred Sales Charge[4]	None [3]	5%[5]	1%[6]	None
Annual Fund Operating Expenses
Paid From Fund Assets
Share Class	A	B	C	R
Management Fees	.98%	.98%	.98%	.98%
12b-1 Distribution and Service Fees[7]	.25%	1.00%	1.00%	—
Other Expenses	3.04%	3.07%	3.07%	3.04%

Total Annual Fund Operating Expenses—Gross	4.27%	5.03%	5.03%	4.02%
Expense Reimbursements	(2.79)%	(2.79)%	(2.79)%	(2.79)%
Custodian Fee Credits[8]	(.11)%	(.12)%	(.12)%	(.11)%

Total Annual Fund Operating Expenses—Net*	1.37%	2.12%	2.12%	1.12%

*  The Total Annual Fund Operating Expenses–Net provided in the table reflect the contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses. The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2009, in order to prevent Total Annual Fund Operating Expenses–Net (excluding 12b-1 distribution and service fees, interest, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.25% (1.50% after November 30, 2009) of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. The expense reimbursements reduce the operating expenses for the fiscal year ended July 31, 2007 to 1.48%, 2.24%, 2.24% and 1.23% for Classes A, B, C and R, respectively.

The following example is intended to help you compare the estimated cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses–Net are 1.25% through November 30, 2009 and 1.50% after November 30, 2009 (excluding 12b-1 distribution and service fees, interest, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). Your actual returns and costs may be higher or lower.

Section 1 The Funds | 6

NSCC Share Class	Redemption				No Redemption
	A	B	C	R	A	B	C	R
1 Year	$719	$628	$228	$127	$719	$228	$228	$127
3 Years	$1,047	$1,030	$730	$424	$1,047	$730	$730	$424
5 Years	$1,424	$1,384	$1,284	$770	$1,424	$1,284	$1,284	$770
10 Years	$2,479	$2,612	$2,797	$1,747	$2,479	$2,612	$2,797	$1,747

1.	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2.	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can
Buy and Sell Shares.”

3.	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”

4.	As a percentage of the lesser of purchase price or redemption proceeds.

5.	Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

6.	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

7.	Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

8.	The fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.
There is no guarantee that the fund will earn such credits in the future.

Section 1 The Funds | 7

Nuveen Symphony Large-Cap Value Fund

Fund Overview

Investment Objective

The investment objective of the fund is to seek long-term capital appreciation.

How the Fund Pursues Its Objective

Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 1000 Value Index.[1]

NAM has selected Symphony, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. Fundamental to Symphony’s investment philosophy is the concept that both quantitative and qualitative methods have value. Quantitative methods are disciplined, constrained, and unaffected by emotion, whereas qualitative methods exploit the research, experience, and insights of skilled analysts and portfolio managers. Symphony aims to maximize the potential value of both approaches by applying them at appropriate stages of the investment process.

The goal of Symphony’s unique process as applied to this fund is to construct a well diversified portfolio that generates returns in excess of the Russell 1000 Value Index without exposing investors to undue risk. By applying specific risk parameters that manage the variances of the portfolio relative to the Russell 1000 Value Index, Symphony believes it can achieve the desired market exposures and reduce relative risk while preserving the portfolio’s potential to generate returns in excess of the benchmark.

Under normal market conditions, the Fund intends to be fully invested in equity securities, but generally may hold cash equivalents and other short-term fixed-income securities as a byproduct of the investment process and in order to meet fund expenses. During certain temporary periods, in order to keep cash on hand fully invested or as a defensive measure in response to prevailing market conditions, the Fund may invest without limitation in cash equivalents and short-term fixed-income securities.

What Are the Risks of Investing in the Fund?

Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

• long-term total return potential from a value-oriented equity investing strategy;

• exposure to large capitalization stocks; or

• to meet long-term financial goals.

You should not invest in this fund if you are:

• unwilling to accept share price fluctuation, including the possibility of sharp price declines; or

• investing to meet short-term financial goals.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

[1]

The market capitalizations of companies in this index may fluctuate and may rise above or fall below the Russell 1000 Value Index’s capitalization range when that index is reconstituted on an annual basis. The Fund will not be forced to sell a stock because it has grown to or fallen below a market capitalization outside of the current range. See “Glossary” for index description.

Section 1 The Funds | 8

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses[1]

Paid Directly From Your Investment

Share Class	A	B	C	R2
Maximum Sales Charge Imposed on Purchases	5.75%[3]	None	None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Deferred Sales Charge[4]	None [3]	5%[5]	1%[6]	None
Annual Fund Operating Expenses
Paid From Fund Assets
Share Class	A	B	C	R
Management Fees	.78%	.78%	.78%	.78%
12b-1 Distribution and Service Fees[7]	.25%	1.00%	1.00%	—
Other Expenses	4.08%	4.08	4.08%	4.08%

Total Annual Fund Operating Expenses—Gross	5.11%	5.86%	5.86%	4.86%
Expense Reimbursements	(3.83)%	(3.82)%	(3.82)%	(3.83)%
Custodian Fee Credits[8]	(.09)%	(.10)%	(.10)%	(.09)%

Total Annual Fund Operating Expenses—Net*	1.19%	1.94%	1.94%	.94%

*  The Total Annual Fund Operating Expenses–Net provided in the table reflect the contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses. The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2009, in order to prevent Total Annual Fund Operating Expenses–Net (excluding 12b-1 distribution and service fees, interest, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.05% (1.30% after November 30, 2009) of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. The expense reimbursements reduce the operating expenses for the fiscal year ended July 31, 2007 to 1.28%, 2.04, 2.04% and 1.03%, for Class A, B, C and R, respectively.

The following example is intended to help you compare the estimated cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses–Net are 1.05% through November 30, 2009 and 1.30% after November 30, 2009 (excluding 12b-1 distribution and service fees, interest, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). Your actual returns and costs may be higher or lower.

Section 1 The Funds | 9

NSLC Share Class	Redemption				No Redemption
	A	B	C	R	A	B	C	R
1 Year	$700	$608	$208	$107	$700	$208	$208	$107
3 Years	$989	$969	$669	$361	$989	$669	$669	$361
5 Years	$1,325	$1,284	$1,184	$664	$1,325	$1,184	$1,184	$664
10 Years	$2,273	$2,407	$2,596	$1,523	$2,273	$2,407	$2,596	$1,523

1.	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2.	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can Buy and Sell Shares.”

3.	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”

4.	As a percentage of the lesser of purchase price or redemption proceeds.

5.	Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

6.	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

7.	Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

8.	The fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. There is no guarantee that the fund will earn such credits in the future.

Section 1 The Funds | 10

Nuveen Symphony Mid-Cap Core Fund

Fund Overview

Investment Objective

The investment objective of the fund is to seek long-term capital appreciation.

How the Fund Pursues Its Objective

Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell Midcap Index.[1]

NAM has selected Symphony, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. Fundamental to Symphony’s investment philosophy is the concept that both quantitative and qualitative methods have value. Quantitative methods are disciplined, constrained, and unaffected by emotion, whereas qualitative methods exploit the research, experience, and insights of skilled analysts and portfolio managers. Symphony aims to maximize the potential value of both approaches by applying them at appropriate stages of the investment process.

The goal of Symphony’s unique process as applied to this fund is to construct a well diversified portfolio that generates returns in excess of the Russell Midcap Index without exposing investors to undue risk. By applying specific risk parameters that manage the variances of the portfolio relative to the Russell Midcap Index, Symphony believes it can achieve the desired market exposures and reduce relative risk while preserving the portfolio’s potential to generate returns in excess of the benchmark.

Under normal market conditions, the Fund intends to be fully invested in equity securities, but generally may hold cash equivalents and other short-term fixed-income securities as a byproduct of the investment process and in order to meet fund expenses. During certain temporary periods, in order to keep cash on hand fully invested or as a defensive measure in response to prevailing market conditions, the Fund may invest without limitation in cash equivalents and short-term fixed-income securities.

What Are the Risks of Investing in the Fund?

Equity Market/Small Company Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are greater for small and medium market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be more dependent on a smaller management group than larger more established companies. These companies are also typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time or price that the fund would like.

As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

• long-term total return potential from a core equity investing strategy;

• exposure to mid-capitalization stocks; or

• to meet long-term financial goals.

You should not invest in this fund if you are:

• unwilling to accept share price fluctuation, including the possibility of sharp price declines; or

• investing to meet short-term financial goals.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

[1]

The market capitalizations of companies in this index may fluctuate and may rise above or fall below the Russell Midcap Index’s capitalization range when that index is reconstituted on an annual basis. The Fund will not be forced to sell a stock because it has grown to or fallen below a market capitalization outside of the current range. See “Glossary” for index description.

Section 1 The Funds | 11

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses[1]

Paid Directly From Your Investment

Share Class	A		B	C	R2
Maximum Sales Charge Imposed on Purchases	5.75	% [3]	None	None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None		None	None	None
Exchange Fees	None		None	None	None
Deferred Sales Charge[4]	None	[3]	5%[5]	1%[6]	None
Annual Fund Operating Expenses
Paid From Fund Assets
Share Class	A		B	C	R
Management Fees	.88%		.88%	.88%	.88%
12b-1 Distribution and Service Fees[7]	.25%		1.00%	1.00%	—
Other Expenses	2.93%		2.93%	2.93%	2.92%

Total Annual Fund Operating Expenses—Gross	4.06%		4.81%	4.81%	3.80%
Expense Reimbursements	(2.68)%		(2.67)%	(2.67)%	(2.67)%
Custodian Fee Credits[8]	(.07)%		(.08)%	(.08)%	(.07)%

Total Annual Fund Operating Expenses—Net*	1.31%		2.06%	2.06%	1.06%

*  The Total Annual Fund Operating Expenses–Net provided in the table reflect the contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses. The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2009, in order to prevent Total Annual Fund Operating Expenses–Net (excluding 12b-1 distribution and service fees, interest, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.15% (1.40% after November 30, 2009) of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. The expense reimbursements reduce the operating expenses for the fiscal year ended July 31, 2007 to 1.38%, 2.14%, 2.14% and 1.13% for Classes A, B, C and R, respectively.

The following example is intended to help you compare the estimated cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses–Net are 1.15% through November 30, 2009 and 1.40% after November 30, 2009 (excluding 12b-1 distribution and service fees, interest, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). Your actual returns and costs may be higher or lower.

Section 1 The Funds | 12

	Redemption				No Redemption
Share Class	A	B	C	R	A	B	C	R
1 Year	$709	$618	$218	$117	$709	$218	$218	$117
3 Years	$1,018	$1,000	$700	$393	$1,018	$700	$700	$393
5 Years	$1,375	$1,334	$1,234	$717	$1,375	$1,234	$1,234	$717
10 Years	$2,376	$2,510	$2,697	$1,635	$2,376	$2,510	$2,697	$1,635

1.	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2.	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can
Buy and Sell Shares.”

3.	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. See
“How You Can Buy and Sell Shares.”

4.	As a percentage of the lesser of purchase price or redemption proceeds.

5.	Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

6.	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

7.	Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

8.	The fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. There is no guarantee that the fund will earn such credits in the future.

Section 1 The Funds | 13

Nuveen Symphony Large-Cap Growth Fund

Fund Overview

Investment Objective

The investment objective of the fund is to seek long-term capital appreciation.

How the Fund Pursues Its Objective

Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Growth Index.[1]

NAM has selected Symphony, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. Fundamental to Symphony’s investment philosophy is the concept that both quantitative and qualitative methods have value. Quantitative methods are disciplined, constrained, and unaffected by emotion, whereas qualitative methods exploit the research, experience, and insights of skilled analysts and portfolio managers. Symphony aims to maximize the potential value of both approaches by applying them at appropriate stages of the investment process.

The goal of Symphony’s unique process as applied to this fund is to construct a well diversified portfolio that generates returns in excess of the Russell 1000 Growth Index without exposing investors to undue risk. By applying specific risk parameters that manage the variances of the portfolio relative to the Russell 1000 Growth Index, Symphony believes it can achieve the desired market exposures and reduce relative risk while preserving the portfolio’s potential to generate returns in excess of the benchmark.

Under normal market conditions, the Fund intends to be fully invested in equity securities, but generally may hold cash equivalents and other short-term fixed-income securities as a byproduct of the investment process and in order to meet fund expenses. During certain temporary periods, in order to keep cash on hand fully invested or as a defensive measure in response to prevailing market conditions, the Fund may invest without limitation in cash equivalents and short-term fixed-income securities.

[1]

The market capitalizations of companies in this index may fluctuate and may rise above or fall below the Russell 1000 Growth Index’s capitalization range when that index is reconstituted on an annual basis. The Fund will not be forced to sell a stock because it has exceeded or fallen below a market capitalization outside of the current range. See “Glossary” for index description.

Section 2 How We Manage Your Money | 14

What Are the Risks of Investing in the Fund?

Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

• long-term total return potential from a core equity investing strategy;

• exposure to mid-capitalization stocks; or

• to meet long-term financial goals.

You should not invest in this fund if you are:

• unwilling to accept share price fluctuation, including the possibility of sharp price declines; or

• investing to meet short-term financial goals.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Section 2 How We Manage Your Money | 15

Shareholder Transaction Expenses[1]

Paid Directly From Your Investment

Share Class	A	B2	C	R3
Maximum Sales Charge Imposed on Purchases	5.75%[4]	None	None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Deferred Sales Charge[5]	None [4]	5%[2]	1%[6]	None
Annual Fund Operating Expenses
Paid From Fund Assets
Share Class	A	B	C	R
Management Fees	.84%	.84%	.84%	.84%
12b-1 Distribution and Service Fees[7]	.25%	1.00%	1.00%	—
Other Expenses	7.12%	7.13%	7.13%	7.11%

1	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2	The fund will issue Class B shares only upon exchange of Class B shares of another Nuveen Fund or for purposes of dividend reinvestment. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

3	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can Buy and Sell Shares.”

4	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”

5	As a percentage of the lesser of purchase price or redemption proceeds.

6	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

7	Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

8	The fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the fund’s cash deposit with the bank. Such deposit arrangements are an alternative to overnight investments. There is no guarantee that the fund will earn such credits in the future.

Section 2 How We Manage Your Money | 16

Share Class	A	B	C	R

Total Annual Fund Operating Expenses - Gross	8.21%	8.97%	8.97%	7.95%
Expense Reimbursement	(6.87%)	(6.87%)	(6.87%)	(6.87%)
Custodian Fee Credits [8]	(.12%)	(.13%)	(.12%)	(.12%)

Total Annual Fund Operating Expenses-Net*	1.22%	1.97%	1.98%	.96%

*	The Total Annual Fund Operating Expenses-Net reflect the contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses. The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2010, in order to prevent Total Annual Fund Operating Expenses-Net (excluding 12b-1 distribution and service fees, interest, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.10% (and 1.35% after November 30, 2010) of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. The expense reimbursements reduce the annualized operating expenses for the period December 15, 2006 (commencement of operations) through July 31, 2007 to 1.34%, 2.10%, 2.10% and 1.08%.

The following example is intended to help you compare the estimated cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses-Net are 1.10% through November 30, 2010 and 1.35% after November 30, 2010 (excluding 12b-1 distribution and service fees, interest, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses.) Your actual returns and costs may be higher or lower.

SLCG	Redemption				No Redemption
Share Class	A	B	C	R	A	B	C	R
1 Year	$ 705	$ 613	$ 213	$ 112	$ 705	$ 213	$ 213	$ 112
3 Year	$1,004	$ 984	$ 684	$ 377	$1,004	$ 684	$ 684	$ 377
5 Years	$1,350	$1,309	$1,209	$ 690	$1,350	$1,209	$1,209	$ 690
10 Years	$2,325	$2,459	$2,647	$1,579	$2,325	$2,459	$2,647	$1,579

Section 2 How We Manage Your Money | 17

Section 2 How We Manage Your Money

To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

NAM, the funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM has overall responsibility for management of the funds. NAM oversees the management of the funds’ portfolios, managing the funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $170 billion in assets under management, as of September 30, 2007.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The investor group led by Madison Dearborn includes affiliates of Merrill Lynch. As a result of the merger, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the 1940 Act) of the funds. As a result, the funds will generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM and the funds do not believe that any such prohibition or limitation will have a materially adverse effect on the funds’ ability to pursue its investment objective and policies.

NAM has selected Symphony Asset Management (“Symphony”), 555 California Street, Suite 2975, San Francisco, CA 94104, an affiliate of NAM, as sub-adviser to manage the investment portfolios of the funds. Symphony manages and supervises the investment of the funds’ assets on a discretionary basis, subject to the supervision of NAM. Symphony has provided investment management services since August 1994. Symphony managed over $10.4 billion in assets as of September 30, 2007. Symphony is organized as a member-managed limited liability company, with Nuveen Investments as its sole managing member. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on behalf of the Fund.

Nuveen Investments purchased Symphony on July 16, 2001. Prior to its acquisition by Nuveen in 2001, Symphony was owned by BARRA, Inc.

David Wang, Equity Portfolio Manager, is the portfolio manager for the Small-Mid Cap Core, Large-Cap Value, All-Cap Core and Mid-Cap Core Funds. David’s responsibilities also include design, research and implementation of Symphony’s long-only equity strategies. David joined Symphony in 1994 from BARRA, Inc., where he was a member of the Active Strategies Group. At BARRA, he was responsible for investment strategy research, portfolio construction and rebalancing of several domestic and global equity funds. David received his MBA from the University of Illinois at Urbana-Champaign and holds a BS degree in Chemical Engineering from Tamkang University in Taipei.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds, is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com/MF/resources/eReports.aspx.

Section 2 How We Manage Your Money | 18

The management fee schedule for each fund is composed of two components—a fund-level component, based only on the amount of assets within each individual fund, and a complex-level component, based on the aggregate amount of all fund assets managed by NAM and its affiliates.

The annual fund-level fee, payable monthly, for each of the funds is based upon the average daily net assets of each fund as follows:

Average Daily Net Assets	Nuveen Symphony All-Cap Core Fund	Nuveen Symphony Small-Mid Cap Core Fund	Nuveen Symphony Large-Cap Value Fund	Nuveen Symphony Mid-Cap Core Fund	Nuveen Symphony Large-Cap Growth Fund
For the first $125 million	.7000%	.8000%	.6000%	.7000%	.6500%
For the next $125 million	.6875%	.7875%	.5875%	.6875%	.6375%
For the next $250 million	.6750%	.7750%	.5750%	.6750%	.6250%
For the next $500 million	.6625%	.7625%	.5625%	.6625%	.6125%
For the next $1 billion	.6500%	.7500%	.5500%	.6500%	.6000%
For net assets over $2 billion	.6250%	.7250%	.5250%	.6250%	.5750%

The complex-level component is the same for each fund and begins at a maximum rate of 0.20% of each fund’s net assets, based upon complex-level assets of $55 billion with breakpoints for assets above that level. Therefore, the maximum management fee rate for any Nuveen fund is the fund-level component at the relevant breakpoint plus 0.20%. As of September 30, 2007, complex-level assets were approximately $73.1 billion and the effective complex-level component for each Nuveen fund was .1831% of fund net assets. NAM waived fees and reimbursed expenses in excess of the management fees earned for the fiscal period ended July 31, 2007.

Information regarding the Board of Trustees’ approval of investment advisory contracts is available in the funds’ annual report for the twelve-month period ending July 31, 2007.

Each fund’s investment objective may not be changed without shareholder approval. The funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Equity Securities

Each fund invests primarily in domestic common stocks.

Short-Term Investments

The funds may invest in short-term investments, including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

Cash Holdings

The funds may also hold cash or money market instruments. The percentage of each fund invested in such holdings will vary and depend on various factors, including market conditions and purchases and redemptions of such fund’s shares. A large percentage of such holdings could negatively affect a fund’s investment results in a period of rising market prices; conversely, it could reduce the magnitude of such fund’s loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

Section 2 How We Manage Your Money | 19

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ Statement of Additional Information. Certain portfolio securities information for each fund is available on the funds’ website—www.nuveen.com—by clicking the “Individual Investors—Mutual Funds” section of the home page and following the applicable link for each fund in the “Find A Fund” section. By following these links, you can obtain a top ten list of each fund as of the end of the most recent month. A complete list of portfolio securities holdings information is generally made available on the funds’ website following the end of each month with an approximately one-month lag. This information will remain available on the funds’ website until the funds file with the Securities and Exchange Commission their annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Fundamental to Symphony’s investment philosophy is the concept that both quantitative and qualitative methods have value. Quantitative methods are disciplined, constrained, and unaffected by emotion, whereas qualitative methods exploit the intuition, experience, and insights of skilled analysts and portfolio managers. Symphony aims to maximize the potential value of both approaches by applying them at the appropriate stage of the investment process.

The goal of Symphony’s unique process is to construct well diversified portfolios that generate returns in excess of a given benchmark without exposing investors to undue risk. By applying specific risk parameters that manage the variances of the portfolios relative to the given benchmark, Symphony believes it can achieve the desired market exposures and reduce relative risk while preserving the portfolio’s potential to generate returns in excess of the given benchmark.

Quantitative analysis serves as a starting point in the investment process by narrowing a strategy’s investable universe to securities Symphony believes are most attractive based on the factors that Symphony has identified and researched over the past 10 years.

Once a company has been identified as attractive by its quantitative models, Symphony conducts qualitative analysis to research that company. Symphony’s team of fundamental analysts considers each company from a broad perspective, validating the quantitative signals and incorporating elements that cannot be captured by financial ratios and other statistics. The overall process helps ensure that the stocks selected for the portfolios are attractive across multiple, uncorrelated dimensions.

Symphony then re-applies its proprietary portfolio construction analytics and risk controls to the edited list of securities identified by its quantitative and qualitative analysis. The goal of the quantitatively-driven portfolio construction process is to build a well-diversified portfolio that reflects the given benchmark in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark.

A security will typically be sold when its risk/return profile becomes unattractive compared with other securities in the investment universe. Changes in a security’s risk/return profile may be identified by Symphony’s quantitative models and/or qualitative analysis.

Section 2 How We Manage Your Money | 20

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund’s investment portfolio that is sold and replaced during a year is known as the fund’s portfolio turnover rate. The portfolio turnover rate of each fund will generally be between 120% and 160%. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the funds of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds’ performance.

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds’ investment style may not be successful in realizing the funds’ investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

Equity market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to equity market risk. Equity market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

Small and medium sized company risk: The funds may invest in equity securities of small and medium sized companies. Small and medium sized company equity securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on a smaller management group than large capitalization companies. In addition, such companies are typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time and the price that the funds would like. The funds may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

A variety of risk management strategies are utilized to help protect your capital during periods of market uncertainty or weakness. These strategies include broad portfolio diversification and investment limitations, and may include hedging. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.

Section 2 How We Manage Your Money | 21

Investment Limitations

Each fund has adopted certain investment limitations (based on a percentage of total assets) that cannot be changed without shareholder approval and that are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

• 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund’s total assets);

• 25% in any one industry (except U.S. government securities).

Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the funds may not achieve their investment objectives.

Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to limit the risk of price fluctuations and to preserve capital.

These hedging strategies include using derivatives, such as financial futures contracts, options on financial futures, or stock index options. These strategies may reduce fund returns and will benefit a fund largely to the extent we are able to use them successfully. However, a fund could lose money on futures transactions or an option can expire worthless.

Section 2 How We Manage Your Money | 22

Section 3 How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. For further details, please see the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of .25% of your fund’s average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen Investments LLC (“Nuveen”), a wholly-owned subsidiary of Nuveen Investments, Inc., and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the funds are as follows:

Amount of Purchase	Sales Charge as% of Public Offering Price		Sales Charge as % of Net Amount Invested	Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%		6.10%	5.00%
$50,000 but less than $100,000	4.50		4.71	4.00
$100,000 but less than $250,000	3.75		3.90	3.25
$250,000 but less than $500,000	2.75		2.83	2.50
$500,000 but less than $1,000,000	2.00		2.04	1.75
$1,000,000 and over	—	[1]	—	—	[1]

[1]           You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays financial intermediaries a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a Contingent Deferred Sales Charge (“CDSC”) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund’s average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year’s service fee. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or redemption price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Section 3 How You Can Buy and Sell Shares | 23

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	4%	4%	3%	2%	1%	None

The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor. See the Statement of Additional Information for more information.

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund’s average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year’s service and distribution fees to your financial advisor. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in “How to Reduce Your Sales Charge” (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge Reductions

•      Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of any fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.

•      Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

• Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group’s aggregate purchases.

Section 3 How You Can Buy and Sell Shares | 24

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

• Purchases of $1,000,000 or more.

• Monies Representing Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions.

• Certain Employer-Sponsored Retirement Plans.

•      Certain Employees and Affiliates of Nuveen. Purchases by any officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, and subsidiaries thereof, and such employees’ immediate family members (as defined in the Statement of Additional Information).

•      Financial Intermediary Personnel. Purchases by any person who, for at least 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

•      Certain Trust Departments. Purchases by any bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.

•      Additional Categories of Investors. Purchases made by: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

Class R Eligibility

Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:

• Certain trustees, directors, employees, and affiliates of Nuveen.

• Certain financial intermediary personnel.

• Certain bank or broker-affiliated trust departments.

• Certain employer-sponsored retirement plans.

•      Certain additional categories of investors, including certain direct advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

Section 3 How You Can Buy and Sell Shares | 25

Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.

Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business and normally ends at 4:00 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing on-going investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

Section 3 How You Can Buy and Sell Shares | 26

On-line

Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds’ website. To access your account, follow the links under “Individual Investors” on www.nuveen.com to “Account Access” and choose “Mutual Funds.” The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction.

By Telephone

Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares via the telephone, you must have established Fund Direct privileges on your account prior to the requested transaction.

Investment Minimums

The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs as described in the Statement of Additional Information. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund’s systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

From Your Bank Account

You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

From Your Paycheck

With your employer’s consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging

You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

Section 3 How You Can Buy and Sell Shares | 27

Benefits of Systematic Investing

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

[GRAPHIC]

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Special Services—Fund Direct”), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Section 3 How You Can Buy and Sell Shares | 28

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The funds may change or cancel their exchange policy at any time upon 60 days’ notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

See “General Information—Frequent Trading” below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day’s price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. You may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen.

Section 3 How You Can Buy and Sell Shares | 29

The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

An Important Note About Telephone Transactions	By Telephone

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.	If you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

• The fund’s name;

• Your name and account number;

• The dollar or share amount you wish to redeem;

• The signature of each owner exactly as it appears on the account;

• The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

• The address where you want your redemption proceeds sent (if other than the address of record);

• Any certificates you have for the shares; and

• Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

Section 3 How You Can Buy and Sell Shares | 30

On-Line

You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under “Individual Investors” on www.nuveen.com to “Account Access” and choose “Mutual Funds.” The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

An Important Note About Involuntary Redemption	Redemptions In-Kind

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days’ written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.	The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

Section 3 How You Can Buy and Sell Shares | 31

Section 4 General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

The funds intend to pay income dividends and any taxable gains annually.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund’s long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Section 4 General Information | 32

Nuveen serves as the selling agent and distributor of the funds’ shares. In this capacity, Nuveen manages the offering of the funds’ shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to financial intermediaries, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to financial intermediaries, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate financial intermediaries, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to financial intermediaries as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that Nuveen is willing to provide to a particular financial intermediary firm may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2005, these payments in the aggregate were approximately .015% to .020% of the assets in the Nuveen Funds. The Statement of Additional Information contains additional information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediary firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

Section 4 General Information | 33

The price you pay for your shares is based on each fund’s net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or the NASDAQ National Market are valued at the mean between the bid and asked prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair value based on various factors including prices of comparable securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of securities. See the Statement of Additional Information for details.

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip trades” in a 12-month period and to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund’s net assets. A purchase transaction identified as being made by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined

Section 4 General Information | 34

by the funds to be related. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade or who are otherwise deemed as such by a fund based on the size, pattern or other characteristics of their trading activity) who do not abide by the special order placement rules, which are described in the Statement of Additional Information, will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder’s account. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy. In addition, the funds may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the Statement of Additional Information. These include, among others, redemptions pursuant to systematic withdrawals plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirements plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs—Frequent Trading Policy” in the Statement of Additional Information.

The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4 General Information | 35

Section 5 Financial Highlights

The financial highlights table is intended to help you understand a fund’s financial performance for the life of the fund. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the life of the Fund has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year end, along with the funds’ financial statements, are included in the annual report, which is available upon request.

Nuveen Symphony All-Cap Core Fund

Class (Inception Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning Net Asset Value	Net Invest- ment Income (Loss) (a)	Net Realized/ Unrealized Invest- ment Gain (Loss)	Total			Total	Ending Net Asset Value	Total Return (b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Port- folio Turn- over Rate
					Net Invest- ment Income	Capital Gains
CLASS A (5/06)
2007	$19.98	$.04	$2.06	$2.10	$(.02)	$-	$(.02)	$22.06	10.51%	$276	1.38%		.09%		138%
2006(d)	20.00	.01	(.03)	(.02)	-	-	-	19.98	(.10)	250	1.39	*	.15	*	17
CLASS B (5/06)
2007	19.96	(.13)	2.06	1.93	-	-	-	21.89	9.67	274	2.14		(.66)		138
2006(d)	20.00	(.02)	(.02)	(.04)	-	-	-	19.96	(.20)	249	2.14	*	(.60	)*	17
CLASS C (5/06)
2007	19.96	(.13)	2.06	1.93	-	-	-	21.89	9.67	274	2.14		(.66)		138
2006(d)	20.00	(.02)	(.02)	(.04)	-	-	-	19.96	(.20)	249	2.14	*	(.60	)*	17
CLASS R (5/06)
2007	19.99	.10	2.06	2.16	(.05)	-	(.05)	22.10	10.81	276	1.13		.34		138
2006(d)	20.00	.02	(.03)	(.01)	-	-	-	19.99	(.05)	250	1.14	*	.40	*	17

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2007 are 1.29%, 2.05%, 2.05% and 1.04% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2007 are .18%, (.57)%, (.57)% and .43% for classes A, B, C and R, respectively.
(d)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.

Section 5 Financial Highlights 36

Nuveen Symphony Small-Mid Cap Core Fund

Class (Inception Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning Net Asset Value	Net Invest- ment Income (Loss) (a)	Net Realized/ Unrealized Invest- ment Gain (Loss)	Total			Total	Ending Net Asset Value	Total Return (b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Port- folio Turn- over Rate
					Net Invest- ment Income	Capital Gains
CLASS A (5/06)
2007	$19.37	$(.04)	$2.64	$2.60	$(.02)	$-	$(.02)	$21.95	$13.45%	$274	1.48%		(.31)%		132%
2006(d)	20.00	.01	(.64)	(.63)	-	-	-	19.37	(3.15)	242	1.49	*	.26	*	13

CLASS B (5/06)
2007	19.34	(.21)	2.65	2.44	-	-	-	21.78	12.62	272	2.24		(1.06)		132
2006(d)	20.00	(.01)	(.65)	(.66)	-	-	-	19.34	(3.30)	242	2.24	*	(.49	)*	13

CLASS C (5/06)
2007	19.34	(.21)	2.65	2.44	-	-	-	21.78	12.62	272	2.24		(1.06)		132
2006(d)	20.00	(.01)	(.65)	(.66)	-	-	-	19.34	(3.30)	242	2.24	*	(.49	)*	13

CLASS R (5/06)
2007	19.38	.01	2.64	2.65	(.05)	-	(.05)	21.98	13.70	275	1.23		(.05)		132
2006(d)	20.00	.02	(.64)	(.62)	-	-	-	19.38	(3.10)	242	1.24	*	.51	*	13

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2007 are 1.37%, 2.12%, 2.12% and 1.12% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2007 are (.19%), (.95)%, (.95)% and .06% for classes A, B, C and R, respectively.
(d)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.

Section 5 Financial Highlights 37

Nuveen Symphony Large-Cap Value Fund

Class (Inception Date)		Investment Operations				Less Distributions					Ratios/Supplemental Data
	Beginning Net Asset Value	Net Invest- ment Income (Loss) (a)		Net Realized/ Unrealized Invest- ment Gain (Loss)	Total			Total	Ending Net Asset Value	Total Return (b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Port- folio Turn- over Rate
						Net Invest- ment Income	Capital Gains
CLASS A (5/06)
2007	$20.80	$.17		$2.12	$2.29	$(.12)	$(.39)	$(.51)	$22.58	11.01%	$282	1.28%		.64%		133%
2006(d)	20.00	.02		.78	.80	-	-	-	20.80	4.00	260	1.29	*	.39	*	10

CLASS B (5/06)
2007	20.78	-	**	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12	281	2.04		(.11)		133
2006(d)	20.00	(.01)		.79	.78	-	-	-	20.78	3.90	260	2.04	*	(.36	)*	10

CLASS C (5/06)
2007	20.78	-	**	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12	281	2.04		(.11)		133
2006(d)	20.00	(.01)		.79	.78	-	-	-	20.78	3.90	260	2.04	*	(.36	)*	10

CLASS R (5/06)
2007	20.81	.22		2.12	2.34	(.15)	(.39)	(.54)	22.61	11.26	283	1.03		.89		133
2006(d)	20.00	.02		.79	.81	-	-	-	20.81	4.05	260	1.04	*	.64	*	10

*	Annualized.
**	Per share Net Investment Income (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2007 are 1.19%, 1.94%, 1.94% and .94% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2007 are .74%, (.01)%, (.01)% and .99% for classes A, B, C and R, respectively.
(d)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.

Section 5 Financial Highlights 38

Nuveen Symphony Mid-Cap Core Fund

Class (Inception Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning Net Asset Value	Net Invest- ment Income (Loss) (a)	Net Realized/ Unrealized Invest- ment Gain (Loss)	Total			Total	Ending Net Asset Value	Total Return (b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Port- folio Turn- over Rate
					Net Invest- ment Income	Capital Gains
CLASS A (5/06)
2007	$20.09	$(.04)	$2.43	$2.39	$(.01)	$(.03)	$(.04)	$22.44	11.90%	$280	1.38%		(.27)%		139%
2006(d)	20.00	-	.09	.09	-	-	-	20.09	.45	251	1.39	*	(.01	)*	21
CLASS B (5/06)
2007	20.07	(.21)	2.42	2.21	-	(.03)	(.03)	22.25	11.03	278	2.14		(1.02)		139
2006(d)	20.00	(.02)	.09	.07	-	-	-	20.07	.35	251	2.14	*	(.75	)*	21
CLASS C (5/06)
2007	20.07	(.21)	2.42	2.21	-	(.03)	(.03)	22.25	11.03	278	2.14		(1.02)		139
2006(d)	20.00	(.02)	.09	.07	-	-	-	20.07	.35	251	2.14	*	(.75	)*	21
CLASS R (5/06)
2007	20.10	.01	2.43	2.44	(.04)	(.03)	(.07)	22.47	12.15	281	1.13		(.02)		139
2006(d)	20.00	.01	.09	.10	-	-	-	20.10	.50	251	1.14	*	.25	*	21

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2007 are 1.31%, 2.06%, 2.06% and 1.06% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2007 are (.19)%, (.95)%, (.95)% and .06% for classes A, B, C and R, respectively.
(d)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.

Section 5 Financial Highlights 39

Nuveen Symphony Large-Cap Growth Fund

Class (Inception Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning Net Asset Value	Net Invest- ment Income (Loss) (a)	Net Realized/ Unrealized Invest- ment Gain (Loss)	Total			Total	Ending Net Asset Value	Total Return (b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Port- folio Turn- over Rate
					Net Invest- ment Income	Capital Gains
CLASS A (12/06)
2007(d)	$20.00	$(.05)	$.83	$.78	$-	$-	$-	$20.78	3.90%	$260	1.34	%*	(.51	)%*	72%

CLASS B (12/06)
2007(d)	20.00	(.15)	.83	.68	-	-	-	20.68	3.40	258	2.10	*	(1.27	)*	72

CLASS C (12/06)
2007(d)	20.00	(.15)	.83	.68	-	-	-	20.68	3.40	258	2.10	*	(1.27	)*	72

CLASS R (12/06)
2007(d)	20.00	(.02)	.83	.81	-	-	-	20.81	4.05	260	1.08	*	(.26	)*	72

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the annualized Ratio of Expenses to Average Net Assets for 2007 are 1.22%, 1.97%, 1.98% and .96% for classes A, B, C and R, respectively, and the annualized Ratios of Net Investment Income (Loss) to Average Net Assets for 2007 are (.39)%, (1.15)%, (1.15)% and (.14)% for classes A, B, C and R, respectively.
(d)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.

Section 5 Financial Highlights 40

Section 6 Glossary

•

Russell 3000 Index: an index constructed of the 3000 largest and most liquid stocks based and traded in the U.S. The Russell 3000 Index provides a comprehensive, unbiased, and stable barometer of the broad market and is completed reconstituted annually to ensure new and growing equities are reflected.

•

Russell 2500 Index: an index constructed of the 2500 smallest securities in the Russell 3000. The Russell 2500 Index provides a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.

•

Russell 1000 Value Index: an index constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager’s opportunity set.

•

Russell 1000 Growth Index: an index constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager’s opportunity set.

•

Russell Mid-Cap Index: an index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000 Index.

•	Russell 1000 Index: a widely used benchmark for large-cap stock performance.

Section 6 Glossary | 41

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Value

Nuveen Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

Growth

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Rittenhouse Growth Fund

Core

Nuveen Symphony Optimized Alpha Fund

Balanced

Nuveen Balanced Stock and Bond Fund

Nuveen Balanced Municipal and Stock Fund

Global/International

Nuveen Global Value Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

Taxable Fixed Income

Nuveen Short Duration Bond Fund

Nuveen Multi-Strategy Income Fund

Nuveen High Yield Bond Fund

Nuveen Preferred Securities Fund

Municipal Bond

National Funds

Nuveen High Yield Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Insured Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

State Funds

Arizona	Louisiana	North Carolina
California[1]	Maryland	Ohio
Colorado	Massachusetts[2]	Pennsylvania
Connecticut	Michigan	Tennessee
Florida Preference	Missouri	Virginia
Georgia	New Jersey	Wisconsin
Kansas	New Mexico
Kentucky	New York[2]

1.	Long-term, insured long-term and high-yield portfolios.

2.	Long-term and insured long-term portfolios.

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen, NAM, and Symphony. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. The funds’ most recent Statement of Additional Information, annual and semi-annual reports and certain other information are available free of charge by calling Nuveen at (800)257-8787, on the funds’ website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The funds are series of Nuveen Investment Trust II, whose Investment Company Act file number is 811-08333.

Distributed by

Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | (800) 257-8787 | www.nuveen.com

November 28, 2007

NUVEEN INVESTMENT TRUST II

333 West Wacker Drive

Chicago, Illinois 60606

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Rittenhouse Growth Fund

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC (“Nuveen”), or from a fund, by written request to the applicable fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund, Nuveen Santa Barbara Growth Opportunities Fund and Nuveen Rittenhouse Growth Fund, dated November 28, 2007.

The audited financial statements for each Fund’s most recent fiscal year appear in the Funds’ Annual Report. The financial statements from such Annual Report are incorporated by reference herein and are available without charge by calling (800) 257-8787.

GENERAL INFORMATION

The Nuveen Santa Barbara Dividend Growth Fund (the “Dividend Growth Fund”), the Nuveen Santa Barbara Growth Fund (the “Growth Fund”), the Nuveen Santa Barbara Growth Opportunities Fund (the “Growth Opportunities Fund”) and the Nuveen Rittenhouse Growth Fund (the “Rittenhouse Fund”) (individually a “Fund” and collectively, the “Funds”) are open-end management investment companies and are series of the Nuveen Investment Trust II (the “Trust”). On July 28, 2003 the Nuveen Innovation Fund reorganized with and into the Rittenhouse Fund. The funds are diversified funds. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, fifteen series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940 (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

The investment objective and certain fundamental investment policies of the Funds are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) With respect to 75% of the total assets of the Funds, individually, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of a Fund’s total assets would be invested in securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) With respect to the Dividend Growth Fund, the Growth Fund and the Growth Opportunities Fund (collectively, the “Santa Barbara Funds”), borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3) With respect to the Rittenhouse Fund, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(4) Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5) With respect to the Santa Barbara Funds, make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(6) With respect to the Rittenhouse Fund, make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities my be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(8) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(9) Issue senior securities, except as permitted under the 1940 Act.

(10) Purchase the securities of any issuer if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry; except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

Except for restriction (3) that relates exclusively to the Rittenhouse Fund, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of each Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Funds may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end and closed-end investment companies except in compliance with the 1940 Act.

(4) Enter into futures contracts or related options if more than 30% of the Fund’s net assets would be represented by such instruments or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contacts and related options.

(5) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in the securities of issuers that engage in these activities.

(6) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of a Fund’s assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(7) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid securities.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, policies, and techniques that are described in the Prospectus for the Funds.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities

The Santa Barbara Funds may invest up to 10% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents, money market funds and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody’s or Fitch, or determined by the portfolio manager to be of comparable quality, and having a maturity of one year or less. For temporary defensive purposes and to keep cash on hand fully invested, the Rittenhouse Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities. Cash equivalents and short-term fixed income securities must be from issuers having a long-term rating of at least A or higher by S&P, Moody’s or Fitch and must have a maturity of one year or less. Short-term taxable fixed income securities are defined to include, without limitation, the following;

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

(2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

(3) Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Santa Barbara Funds may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody’s, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality. The Rittenhouse Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-l or better by Moody’s, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality.

Equity Securities for the Rittenhouse Fund

Under normal market conditions, the Rittenhouse Fund invests primarily in equity securities of high quality companies. Equity Securities for the Rittenhouse Fund include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with equity characteristics. The Rittenhouse Fund generally expects to be fully invested in Equity Securities under normal market conditions, and will invest at least 65% of its total assets in Equity Securities which do not include warrants or rights to purchase common stock.

Convertible securities for the Rittenhouse Fund must be rated A or higher by Moody’s, S&P, or Fitch when purchased. A general description of ratings may be found in Appendix A.

In addition, the Rittenhouse Fund may invest up to 15% of its net assets in equity securities of non-U.S. issuers, either directly in U.S. market-traded securities of those issuers or indirectly through investments in American Depositary Receipts (“ADRs”) or other instruments denominated in U.S. dollars, as described in “Non-U.S. Securities” below.

Non-U.S. Securities

The Santa Barbara Funds may invest directly in dollar-denominated securities of non-U.S. issuers. Each Fund may also invest in non-U.S. securities by purchasing depositary receipts, denominated in U.S. dollars, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), or

Global Depositary Receipts (“GDRs”), or other securities representing indirect ownership interests in the securities of non-U.S. issuers. However, the Rittenhouse Fund may only purchase depositary receipts denominated in U.S. dollars. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying non-U.S. security. For purposes of a Fund’s investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. issuers, such as changes in non-U.S. currency risks. However, by investing in ADRs rather than directly in non-U.S. issuers’ stock, the Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Other types of depositary receipts include American Depositary Shares (“ADSs”), Global Depositary Certificates (“GDCs”), and International Depositary Receipts (“IDRs”). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer’s home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

The Rittenhouse Fund may invest up to 15% of its net assets in equity securities of non-U.S. issuers, either directly in equity securities of those issuers traded in U.S. securities markets, or indirectly in ADRs or other instruments denominated in U.S. dollars that permit indirect investment in non-U.S. securities. The non-U.S. issuers in which the Rittenhouse Fund invests are generally large-capitalization companies having characteristics similar to those the Fund seeks in investments in U.S. issuers listed on U.S. exchanges.

In considering whether to invest in the securities of a non-U.S. company, the portfolio manager considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Currency Risks. To the extent that a Fund invests in non-U.S. securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the non-U.S. currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a non-U.S. currency, a Fund’s investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a non-U.S. currency, a Fund’s investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although each Fund values its assets daily in U.S. dollars, the Funds may not convert its holdings of non-U.S. currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Non-U.S. exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. A Fund may engage in non-U.S. currency exchange transactions in connection with its portfolio investments. Each Fund will conduct its non-U.S. currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the non-U.S. currency exchange market or through forward contracts to purchase or sell non-U.S. contracts.

Small and Medium Market Capitalizations

The Dividend Growth Fund and the Growth Fund may invest in common stock of companies with market capitalizations that are mid-sized compared to other publicly traded companies. The Growth Opportunities Fund may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require a Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

Hedging Strategies

General Description of Hedging Strategies

Each Fund may engage in hedging activities. The portfolio manager may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as “futures”), forward contracts and options on futures contracts to attempt to hedge a Fund’s holdings. The Rittenhouse Fund may also use forward contracts to hedge holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as non-U.S. securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would “traditional” securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association (“NFA”), which regulate trading in the futures markets. As a result of the Trust’s filing with the CFTC and the NFA, the Trust, its officers and directors are not subject to the registration requirements of the Commodity Exchange Act, as amended (“CEA”) and are not subject to regulation as commodity pool operators under the CEA. The Trust reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Trust’s policies.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

Federal Income Tax Treatment of Options

In the case of transactions involving “nonequity options,” as defined in Code Section 1256, a Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A “nonequity option” generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the “1934 Act”)). If such an option as part of a “mixed straddle” under Code Section 1256, a Fund may be able to make certain elections to avoid this requirement.

Stock Index Options

Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

Each Fund’s use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts

Each Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. A Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit is intended to ensure a Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the NASDAQ-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, a Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund’s custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund’s successful use of options on Futures Contracts depends on the portfolio manager’s ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option.

For additional information, see “Futures Contracts.” Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading,” and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts

For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on certain Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are hereinafter referred to as the “Excepted Futures Contracts”), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a “mixed straddle” under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract.

Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund’s other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager’s judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Swaps, Caps, Collars and Floors

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in non-U.S. exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Other Investment Policies and Techniques

Delayed-Delivery Transactions

Each Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of a Fund’s other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

Each Fund will maintain in a segregated account cash, U.S. government securities, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the applicable adviser of a Fund the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the applicable adviser of a Fund to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; the method of soliciting offers; and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box

When the applicable portfolio manager believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. Each Fund will limit its transactions in short sales against the box to 5% of its net assets. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might “sell short” the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants

The Santa Barbara Funds may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. The Rittenhouse Fund does not intend to invest more than 5% of its net assets in warrants. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Lending of Portfolio Securities

Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by “marking to market” daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Investment Companies

Each Fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects the Funds to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Funds or their investment adviser, may subject the Funds to overlapping fees and expenses that may be payable to the adviser or its affiliates.

Portfolio Turnover

A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a Fund’s investment portfolio that is sold and replaced with new securities during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and expenses. For the fiscal year ended July 31, 2007, the portfolio turnover rate for the Growth Fund was 48%, which is significantly higher than the portfolio turnover rate of 6% for the fiscal year ended July 31, 2006. The main reason for the higher portfolio turnover rate of the Growth Fund for the fiscal year ended July 31, 2007 was that the fiscal year ended July 31, 2006 was a shortened fiscal period in that the Growth Fund commenced operations on March 28, 2006. Consequently, the Growth Fund had not had sufficient time to trade as it had during the fiscal year ended July 31, 2007. For the fiscal year ended July 31, 2007, the portfolio turnover rate for the Growth Opportunities Fund was 71%, which is significantly higher than the portfolio turnover rate of 14% for the fiscal year ended July 31, 2006. The main reason for the higher portfolio turnover rate of the Growth Opportunities Fund for the fiscal year ended July 31, 2007 was that the fiscal year ended July 31, 2006 was a shortened fiscal period in that the Growth Opportunities Fund commenced operations on March 28, 2006. Consequently, the Growth Opportunities Fund had not had sufficient time to trade as it had during the fiscal year ended July 31, 2007.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is eight, one of whom is an “interested person” (as the term “interested person” is defined in the Investment Company Act of 1940) seven of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Trustees who are not interested persons of the Funds

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Lead Independent Trustee	Term—Indefinite* Length of Service— Since 2003	Private Investor and Management Consultant.	178	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Indefinite* Length of Service— Since inception

President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Counsil of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).

				178	See Principal Occupation description

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—Indefinite* Length of Service— Since 2004	Dean (since July 2006) Tippie College of Business, University of Iowa, formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, May 2005-October 2005, of SS&C Technologies, Inc.	178	See Principal Occupation description

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Indefinite* Length of Service— Since 2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	176	See Principal Occupation description

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—Indefinite* Length of Service— Since 2003	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, December 2004) Miller-Valentine Partners Ltd., a real estate investment company; formerly, Vice President, Miller-Valentine Realty, a construction company; Chair of the Finance Committee and member of the Audit Committee, Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director and Past Chair, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio; and Business Advisory Council, Cleveland Federal Reserve Bank.	178	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Indefinite* Length of Service— Since 2003	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	178	N/A

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Indefinite* Length of Service— Since 2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	178	See Principal Occupation description

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Trustee who is an interested person of the Funds

Timothy R. Schwertfeger** 333 West Wacker Drive Chicago, IL 60606 (3/28/49)	Chairman of the Board and Trustee	Term—Indefinite* Length of Service— Since inception	Former Director (1994-November 12, 2007), Chairman (1996-June 30, 2007) Non-Executive Chairman (July 1, 2007-November 12, 2007) and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1996-2006) of Institutional Capital Corporation.	178	See Principal Occupation description

*	Trustees serve an indefinite term until his/her successor is elected.
**	“Interested person” as defined in the Investment Company Act of 1940, as amended, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

The following table sets forth information with respect to each officer of the Funds, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Funds receive no compensation from the Funds. The terms of office of all officers will expire in July 2008.

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Officers of the Funds

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until July 2008 Length of Service— Since inception

Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.

				178

Julia L. Antonatos 333 West Wacker Drive Chicago, IL 60606 (9/22/63)	Vice President	Term—Until July 2008 Length of Service—Since 2004	Managing Director (since 2005), formerly, Vice President (since 2002); formerly, Assistant Vice President (since 2000) of Nuveen Investments, LLC; Chartered Financial Analyst.	178

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President	Term—Until July 2008 Length of Service—Since 2002	Vice President (since 2002); of Nuveen Investments, LLC.	178

Alan A. Brown 333 West Wacker Drive Chicago, IL 60606 (8/1/62)	Vice President	Term—Until July 2008 Length of Service—Since 2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	58

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606 (11/28/67)	Vice President and Treasurer	Term—Until July 2008 Length of Service—Since inception

Vice President and Treasurer of Nuveen Investments, LLC and Nuveen Investments, Inc.; Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Vice President and Treasurer (since 2002) of Nuveen Asset Management, Nuveen Investments Advisers Inc., NWQ Investments Management Company, LLC. (since 2002), Rittenhouse Asset Management, Inc. (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasurer of Symphony Asset Management LLC (since 2003); Chartered Financial Analyst.

				178

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until July 2008 Length of Service—Since inception	Managing Director (since 2004), formerly Vice President of Nuveen Investments, LLC; Managing Director (2004), formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Managing Director (since 2005) of Nuveen Asset Management.	178

William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606 (3/2/64)	Vice President	Term—Until July 2008 Length of Service—Since inception	Managing Director (since 2002) of Nuveen Investments, LLC; Managing Director of Nuveen Asset Management (since 2001); Vice President of Nuveen Investments Advisers, Inc. (since 2002); formerly, Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.	178

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until July 2008 Length of Service—Since inception	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller of Nuveen Investments, Inc. (1998-2004); Certified Public Accountant.	178

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/1970)	Chief Compliance Officer and Vice President	Term—Until July 2008 Length of Service—Since 2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Vice President (since 2006), formerly Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) formerly Assistant Vice President of Nuveen Asset Management; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	178

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term—Until July 2008 Length of Service—Since inception	Vice President of Nuveen Investments, LLC (since 2000); Certified Public Accountant.	178

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (6/27/61)	Vice President	Term—Until July 2008 Length of Service—Since 2002	Vice President of Nuveen Investments, LLC (since 1999).	178

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until July 2008 Length of Service—Since inception

Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*

				178

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until July 2008 Length of Service—Since 2007	Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	178

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term—Until July 2008 Length of Service—Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2006), of Nuveen Investments, LLC; Chartered Financial Analyst.	178

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term—Until July, 2008 Length of Service— Since 2007	Vice President, Nuveen Investments since 2007; prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	178

John S. White 333 West Wacker Drive Chicago, IL 60606 (5/12/67)	Vice President	Term—Until July 2008 Length of Service—Since 2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	58

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Trustees of the Trust are directors or trustees, as the case may be, of 178 open-end and closed-end funds, except Mr. Kundert is director or trustee of 176 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates.

The following table shows, for each Trustee who is not affiliated with Nuveen or NAM, (1) the aggregate compensation paid by the Trust for its fiscal year ended 7/31/07, (2) the amount of total compensation each Trustee elected to defer from the Trust for its fiscal year ended 7/31/07, and (3) the total compensation paid to each Trustee by the Nuveen fund complex during the fiscal year ended 7/31/07. The Trust has no retirement or pension plans.

Name of Person, Position	Aggregate Compensation From the Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation from Funds and Fund Complex Paid to Trustees[3]
Timothy R. Schwertfeger, Trustee	$—	$—	$—
Robert P. Bremner, Trustee	5,607	407	206,400
Lawrence H. Brown, Trustee[4]	6,344	—	193,500

Name of Person, Position	Aggregate Compensation From the Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation from Funds and Fund Complex Paid to Trustees[3]
Jack B. Evans, Trustee	5,339	628	201,000
William C. Hunter, Trustee	2,195	1,645	153,500
David J. Kundert, Trustee	2,502	1,936	171,000
William J. Schneider, Trustee	3,302	2,607	193,000
Judith M. Stockdale, Trustee	3,372	1,134	164,800
Carole E. Stone, Trustee[4]	1,320	—	79,000
Eugene S. Sunshine, Trustee [4]	2,767	2,148	174,500

[1]	The compensation paid to the independent trustees for the fiscal year ended 7/31/07 for services to the Trust.
[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending 7/31/07 for services to the open-end and closed-end funds.
[4]

Trustee Brown served on the Board of Trustees through July 31, 2007; Trustee Stone was appointed to the Board of the Nuveen Funds effective January 1, 2007; Trustee Sunshine served on the Board of Trustees through July 31, 2007.

Compensation

The trustee affiliated with Nuveen and NAM serves without any compensation from the Funds. Trustees who are not affiliated with Nuveen, NAM or Santa Barbara (“Independent Trustees”) receive a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid so such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2006:

	Dollar Range of Equity Securities in the Funds				Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Name of Trustee	Dividend Growth Fund	Growth Fund	Growth Opportunities Fund	Rittenhouse Fund
Robert P. Bremner	$0	$0	$0	$1-$10,000	Over $100,000
Jack B. Evans	$0	$0	$0	Over $100,000	Over $100,000
William C. Hunter	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	Over $100,000
William S. Schneider	$0	$0	$0	$50,001-$100,000	Over $100,000
Timothy R. Schwertfeger	$0	$0	$0	Over $100,000	Over $100,000
Judith M. Stockdale	$0	$0	$0	$10,001-$50,000	Over $100,000
Carole E. Stone[1]	$0	$0	$0	$0	$0

[1]	Ms. Stone was appointed to the Board effective January 1, 2007.

The independent trustees who are not interested persons of the Trust have represented that they do not own beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Santa Barbara Asset Management (“SBAM”), Rittenhouse Asset Management, Inc. (“Rittenhouse”), or Nuveen.

As of November 19, 2007, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each Fund. As of November 19, 2007, Nuveen Investments owns a large percentage of the shares of the Santa Barbara Funds and as a result has the ability to significantly affect the outcome of any matter requiring a shareholder vote.

The following table sets forth the percentage ownership of each person, who, as of November 19, 2007, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of the Rittenhouse Growth Fund’s Shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
Nuveen Santa Barbara Growth Fund Class A Shares	MERRILL, LYNCH, PIERCE, FENNER & SMITH FOR THE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/ 97NB2 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	60.9%
	NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR CHICAGO IL 60606-1220	11.78%
	FIRST CLEARING, LLC GERALD BERGER AND 7778 NILE RIVER RD WEST PALM BEACH FL 33411-5769	7.01%
	FIRST CLEARING, LLC RAYMOND R ONEGLIA 112 WALL ST TORRINGTON CT 06790-5416	5.01%

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
Nuveen Santa Barbara Growth Fund Class B Shares	NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR CHICAGO IL 60606-1220	80.72%
	MERRILL, LYNCH, PIERCE, FENNER & SMITH FOR THE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/ 97NB2 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.23%
Nuveen Santa Barbara Growth Fund Class C Shares	MERRILL, LYNCH, PIERCE, FENNER & SMITH FOR THE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/ 97NB2 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	78.24%
	NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR CHICAGO IL 60606-1220	10.57%
Nuveen Santa Barbara Growth Fund Class R Shares	NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR CHICAGO IL 60606-1220	53.7%
	CHARLES SCHWAB & CO INC FOR THE BENEFIT OF THEIR CUSTOMERS 4500 CHERRY CREEK DR S DENVER CO 80018	19.82%
	ATWELL & CO 050 P.O. BOX 456 WALL STREET STATION NEW YORK NY 10005	16.51%
	ATWELL & CO 052 P.O. BOX 2044 PECK SLIP STATION NEW YORK NY 10038	9.87%
Nuveen Santa Barbara Growth Opportunities Fund Class A Shares	NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR CHICAGO IL 60606-1220	77.54%

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
Nuveen Santa Barbara Growth Opportunities Fund Class B Shares	NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR CHICAGO IL 60606-1220	94.11%
Nuveen Santa Barbara Growth Opportunities Fund Class C Shares	NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR CHICAGO IL 60606-1220	73.37%
	FIRST CLEARING, LLC EILEEN N SALMON 309 S BOULDER CT GILBERT AZ 85296-1952	11.27%
	RBC DAIN RAUSCHER INC FBO LANCE J WATKINS TTEE, BLAINE E WATKINS & LANCE J WATKINS FAM LIV TR DTD 2/13/07 5120 EDINA INDUSTRIAL BLVD EDINA, MN 55439	5.75%
Nuveen Santa Barbara Growth Opportunities Fund Class R Shares	NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR CHICAGO IL 60606-1220	100%
Nuveen Santa Barbara Dividend Growth Fund Class A Shares	NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR CHICAGO IL 60606-1220	22.74%
	MERRILL, LYNCH, PIERCE, FENNER & SMITH FOR THE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/ 97NB2 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	17.31%
	UBS FINANCIAL SERVICES INC. FBO UBS-FINSVC CDN FBO MRS RACHEL M FURLONG 1000 HARBOR BLVD WEEHAWKEN NJ 07086-8154	5.72%

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
Nuveen Santa Barbara Dividend Growth Fund Class B Shares	NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR CHICAGO IL 60606-1220	31.35%
	MERRILL, LYNCH, PIERCE, FENNER & SMITH FOR THE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/ 97NB2 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.94%
Nuveen Santa Barbara Dividend Growth Fund Class C Shares	MERRILL, LYNCH, PIERCE, FENNER & SMITH FOR THE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/ 97NB2 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	43.99%
	NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR CHICAGO IL 60606-1220	12.75%
	FIRST CLEARING, LLC THE MAGUIRE RESIDUARY TRUST ELVERA C MAGUIRE TTEE 2107 34TH AVE SAN FRANCISCO CA 94116-1608	5.13%
Nuveen Santa Barbara Dividend Growth Fund Class R Shares	CHARLES SCHWAB & CO INC FOR THE BENEFIT OF THEIR CUSTOMERS 4500 CHERRY CREEK DR S DENVER CO 80018	58.28%
	NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR CHICAGO IL 60606-1220	18.98%
Nuveen Rittenhouse Growth Fund Class A Shares	MERRILL, LYNCH, PIERCE, FENNER & SMITH FOR THE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27.14%
	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	8.93%

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
Nuveen Rittenhouse Growth Fund Class B Shares	MERRILL, LYNCH, PIERCE, FENNER & SMITH FOR THE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	32.89%
	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	6.98%
Nuveen Rittenhouse Growth Fund Class C Shares	MERRILL, LYNCH, PIERCE, FENNER & SMITH FOR THE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	35.95%
	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	12.23%
Nuveen Rittenhouse Growth Fund Class R Shares	WACHOVIA BANK FBO NUVEEN INVESTMENTS 401(k) 1525 WEST WT HARRIS BLVD. CHARLOTTE NC 28288-0001	56.48%
	NUVEEN INVESTMENTS INC RITTENHOUSE LONG TERM COMP PLAN 2003 333 W WACKER DR CHICAGO IL 60606-1220	12.27%

Committees

The Board of Trustees of the Trust has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

Robert P. Bremner, Judith M. Stockdale, and Timothy R. Schwertfeger, Chair, serve as the current members of the Executive Committee of each Fund’s Board of Trustees. Each Fund’s Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended July 31, 2007, the Executive Committee of the Trust did not meet.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Jack B. Evans, and Judith M. Stockdale. During the fiscal year ended July 31, 2007, the Dividend Committee of the Trust met three times.

The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Chair, and William J. Schneider, trustees of the Trust who are not interested persons of the Trust. During the fiscal year ended July 31, 2007, the Audit Committee met four times.

Nomination of those trustees who are not “interested persons” of the Trust is committed to a Nominating and Governance Committee composed of the trustees who are not “interested persons” of the Trust. The Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities—including retaining special counsel and other experts or consultants at the expense of each Fund. In the event of a vacancy on the Board, the Nominating and Governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, Judith M. Stockdale and Carole E. Stone. During the fiscal year ended July 31, 2007, the Nominating and Governance Committee met four times.

The Trust has appointed a lead director who will serve as the chairman of the Nomination and Governance Committee. The purpose of the lead director role is one of coordination and assuring the appropriate and efficient functioning of the Board and the Board process. The lead director (i) organizes and leads independent directors sessions scheduled in connection with regular Board meetings, (ii) ensures an appropriate level and amount of communication among independent directors between scheduled meetings, (iii) works with external counsel and management staff in connection with Board meetings, including the contract renewal process, (iv) leads the process of annual Board self-assessment and follows up on recommendations, and (v) oversees Board operations as it relates to the independent directors.

The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Trust that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are William C. Hunter, William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended July 31, 2007, the Compliance, Risk Management and Regulatory Oversight Committee met four times.

Proxy Voting Procedures

Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of each Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities and taxable-fixed income securities, SBAM has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by each Fund and managed by SBAM. ISS provides voting recommendations based upon established guidelines and practices. SBAM reviews ISS recommendations and frequently follow the ISS recommendations. However, on selected issues, SBAM may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If SBAM manages the assets of a company or its pension plan and any of SBAM’s clients hold any securities of that company, SBAM will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. For clients that are registered investment companies where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, SBAM shall disclose the conflict and the Proxy Voting Committee’s determination of the manner in which to vote to the Fund’s Board or its designated committee.

Although SBAM has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, they do not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of their investment products) or the directors, officers and employees of such affiliates. Therefore, SBAM is unable to consider such information in its process of determining whether there are material conflicts of interests.

Rittenhouse votes proxies in a manner that, in its judgment, is in the best interest of clients. Rittenhouse has adopted proxy voting guidelines that are designed to provide guidance on how to address specific proposals as they arise. Rittenhouse developed its guidelines internally, with the assistance of third party consultants. Rittenhouse has established a Corporate Governance Committee for oversight of the proxy.

Rittenhouse’s Corporate Governance Committee supervises the proxy voting process, including determining how to vote proxies relating to issues not covered by the Guidelines, determining when Rittenhouse may deviate from the Guidelines and identifying material conflicts of interest involving Rittenhouse in connection with voting proxies of securities owned by Rittenhouse’s clients. The Corporate Governance Committee also authorizes the voting of proxies, reviews and approves any amendments to the Proxy Voting Policy and Guidelines and oversees recordkeeping and reporting in accordance applicable law.

Unless the Corporate Governance Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, proxies shall be voted in a manner consistent with the guidelines contained herein. Where a material conflict of interest has been identified and the matter is addressed in the Guidelines, the proxies shall be voted in accordance with the Guidelines. Where a material conflict of interest has been identified and the matter is not covered in the Guidelines, the Corporate Governance Committee shall follow the recommendation of, or delegate voting to, a third party proxy service provider, or disclose the conflict to the client and advise the client that its securities will be voted upon the client’s written direction.

When required by applicable regulations, information regarding how each Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

FUND MANAGER AND SUB-ADVISERS

Fund Manager

NAM acts as the manager of each Fund, with responsibility for the overall management of each Fund. NAM is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Santa Barbara Funds, NAM has entered into a Sub-Advisory Agreement with SBAM under which SBAM, subject to NAM’s supervision, manages the Funds’ investment portfolios. For the Rittenhouse Fund, NAM has entered into a Sub-Advisory Agreement with Rittenhouse under which Rittenhouse, subject to NAM’s supervision, manages the Rittenhouse Fund’s investment portfolio. NAM is also responsible for managing each Fund’s business affairs and providing day-to-day administrative services to each Fund. For additional information regarding the management services performed by NAM and SBAM, see “Who Manages the Funds” in the Prospectus.

NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of each Fund’s shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NAM are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC which is a private equity investment firm based in Chicago, Illinois.

The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the 1940 Act) of NAM and the funds. As a result, the funds will generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM and the funds do not believe that any such prohibition or limitation will have a materially adverse effect on the funds’ ability to pursue their investment objectives and policies.

For the fund management services and facilities furnished by NAM, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under “Who Manages the Funds.” In addition, NAM agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current expense waivers and expense reimbursements for the Funds.

Each fund’s management fee is divided into two components—a complex-level component, based on the aggregate amount of all funds assets managed by NAM and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. The pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NAM and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each of the Funds has agreed to pay an annual fund-level management fee payable monthly, based upon the average daily net assets of each Fund as set forth in the prospectus.

The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below.

Complex-Level Asset Breakpoint Level[1]	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

[1]

The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The following tables set forth the management fees (net of expenses reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NAM for the specified periods.

	Amount of Management Fees (Net of Expense Reimbursements by NAM)		Amount of Fees Waived and Expenses Reimbursed by NAM
	3/28/06- 7/31/06	8/01/06- 7/31/07	3/28/06- 7/31/06	8/01/06- 7/31/07
Nuveen Santa Barbara Dividend Growth Fund	$—	$—	$15,593	$50,267
Nuveen Santa Barbara Growth Fund	—	—	22,213	76,738
Nuveen Santa Barbara Growth Opportunities Fund	—	—	16,246	52,346

	Amount of Management Fees (Net of Expense Reimbursements by NAM)			Amount of Fees Waived and Expenses Reimbursed by NAM
	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07
Nuveen Rittenhouse Growth Fund	$1,960,795	$1,372,781	$988,384	$—	$75	$64,972

In addition to the management fee, each Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Funds, the other Nuveen funds, NAM, the sub-advisers and other related entities have adopted codes of ethics which essentially prohibit all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund’s anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Advisers

NAM has selected SBAM, 200 E. Carrillo St., Santa Barbara, California 93101, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the Growth and Dividend Growth Funds. SBAM manages and supervises the investment of the Growth and Dividend Growth Funds’ assets on a discretionary basis, subject to the supervision of NAM. Nuveen Investments purchased SBAM in October 2005. SBAM is organized as a Delaware-managed limited liability company, and its sole managing member is Nuveen Investments.

Prior to its purchase by Nuveen Investments, SBAM was owned by the principals of the firm. SBAM has provided investment management services since 1988. SBAM managed over $5 billion in assets as of September 30, 2007.

Out of the fund management fee, for each Fund, NAM pays SBAM a portfolio management fee equal to 50% of the advisory fee paid to NAM for its services to the Funds (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Funds).

SBAM provides continuous advice and recommendations concerning the Funds’ investments, and is responsible for selecting the broker/dealers who execute the transactions of the portfolio.

The following table sets forth the fees paid by NAM to Santa Barbara for the funds for which it serves as sub-adviser:

	Amount Paid by NAM to Santa Barbara
	3/28/06- 7/31/06	8/01/06- 7/31/07
Nuveen Santa Barbara Dividend Growth Fund	$—	$—
Nuveen Santa Barbara Growth Fund	—	435
Nuveen Santa Barbara Growth Opportunities Fund	—	482

NAM has selected Rittenhouse, Five Radnor Corporate Center, Suite 300, Radnor, PA 19087-9570, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the Rittenhouse Fund. Rittenhouse manages and supervises the investment of the Rittenhouse Fund’s assets on a discretionary basis, subject to the supervision of NAM. Rittenhouse is an investment management firm with over 20 years of experience and approximately $3.26 billion in assets under management as of September 30, 2007. Rittenhouse is a wholly-owned subsidiary of Nuveen Investments. Under the Sub-Advisory Agreement, Rittenhouse is compensated by NAM for its investment advisory services to the Rittenhouse Fund.

Out of the fund management fee, NAM pays Rittenhouse a portfolio management fee based on the daily net assets of the Nuveen Rittenhouse Growth Fund at an annual rate as set forth below:

Daily Net Assets	Nuveen Rittenhouse Growth Fund
For the first $500 million.	0.35%
For assets over $500 million	0.30%

Rittenhouse provides continuous advice and recommendations concerning the Rittenhouse Fund’s investments, and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Rittenhouse seeks to obtain the best net result for the Rittenhouse Fund. Rittenhouse also serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors.

The following table sets forth the fees paid by NAM to Rittenhouse for the fund for which it serves as sub-adviser:

	Amount Paid by NAM to Rittenhouse
	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07
Nuveen Rittenhouse Growth Fund	$820,494	$574,491	$442,211

Portfolio Managers

Unless otherwise indicated, the information below is provided as of September 30, 2007.

The following individuals have primary responsibility for the day-to-day implementation of investment strategies of the Funds:

Name	Funds
James Boothe, CFA	Growth Fund, Dividend Growth Fund
Michael Mayfield	Growth Fund
Britton Smith, CFA	Growth Fund
George Tharakan, CFA	Growth Fund, Growth Opportunities Fund
Nancy M. Crouse, CFA	Rittenhouse Fund
James J. Jolinger	Rittenhouse Fund
Robert A. Norton, Jr., CFA	Rittenhouse Fund
Daniel C. Roarty, CFA	Rittenhouse Fund

Other Accounts Managed. In addition to managing the Funds, certain portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of July 31, 2007 unless otherwise indicated:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
George Tharakan	Other Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 376	0 0 $1.654 Billion

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Michael Mayfield	Other Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 288	$86.4 Million 0 $834.9 Million
James Boothe	Other Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 180	$196.5 Million 0 $191 Million
Britton Smith	Other Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 438	0 0 $338.2 Million
Nancy M. Crouse	Other Registered Investment Companies	3	$136 Million**
	Other Pooled Investment Vehicles	7	$101 Million**
	Other Accounts	11,267	$2.939 Billion**
James J. Jolinger	Other Registered Investment Companies	3	$136 Million**
	Other Pooled Investment Vehicles	7	$101 Million**
	Other Accounts	11,269	$2.937 Billion**
Robert A. Norton, Jr.	Other Registered Investment Companies	3	$136 Million**
	Other Pooled Investment Vehicles	7	$101 Million**
	Other Accounts	11,266	$2.936 Billion**
Daniel C. Roarty	Other Registered Investment Companies	3	$136 Million**
	Other Pooled Investment Vehicles	7	$101 Million**
	Other Accounts	11,267	$2.936 Billion**

*	None of the assets in these accounts are subject to an advisory fee based on performance.
**	Assets are as of September 30, 2007.

SBAM Compensation. SBAM’s portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy’s general benchmark for multiyear periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes the availability of an equity like incentive for purchase (whose value is determined by the increase in profitability of SBAM over time) made to most investment professionals. SBAM is a subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments, Inc., and the SBAM executive committee.

Rittenhouse Compensation. Compensation for the investment team consists of three basic elements—base salary, cash bonus, and long-term incentive compensation. The Sub-Adviser’s compensation strategy is to annually compare overall compensation including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining the team’s compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the team, the investment performance of the accounts managed by the team, and the overall performance of Nuveen Investments, (the parent company of the Sub-Adviser). Although investment performance and assets under management are factors in determining the team’s compensation, they are not necessarily decisive factors. Additionally, although the Sub-Adviser will use certain benchmarks to evaluate the team’s performance, (specifically the composite of the

Rittenhouse Large-Cap Growth Portfolio; the composite of the Russell 1000 Growth Index; and the Rittenhouse Strategy Portfolio, a proprietary benchmark consisting of certain equity securities in Rittenhouse’s universe that reflect Rittenhouse’s conservative large-cap growth equity strategy) these benchmarks are only some of the factors considered in determining compensation.

Base Salary. Each member of the investment team is paid a base salary that is set at a level determined by the Sub-Adviser in accordance with its overall compensation strategy discussed above. The Sub-Adviser is not under any current contractual obligation to increase the base salaries of any team members.

Cash Bonus. Each member of the investment team is eligible to receive an annual cash bonus. The level of these bonuses are based upon evaluations and determinations made by the team’s direct management, including the CEO and President of the Sub-Adviser’s parent company, Nuveen Investments. These reviews and evaluations take into account a number of factors, including the effectiveness of the team’s investment strategies, the performance of the accounts for which the team serves as portfolio management relative to any benchmarks established for the accounts, the team’s effectiveness in communicating investment performance to shareholders and their representatives, and the team’s contribution to the Sub-Adviser’s investment process and execution of investment strategies. The cash bonus component is also impacted by the overall performance of the parent company in achieving its business objectives. The Sub-Adviser is not under any current contractual obligation with respect to the payment of cash bonuses to any of the team members.

Long-Term Incentive Compensation. Each member of the investment team is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in long-term potential with the firm. The Sub-Adviser is not under any current contractual obligation with respect to the granting of equity-based compensation to any of the team members.

Deferred Retention Program. Certain members of the investment team, John Waterman, Daniel Roarty, James Jolinger, Robert Norton and Nancy Crouse, also participate in a Deferred Retention Award program, as part of their compensation for the management of the Rittenhouse Large-Cap Growth Portfolio. Awards granted under this program cliff vest over five years, and are adjusted over the vesting period on a quarterly basis for investment gains/losses to reflect the actual performance of the composite of the Rittenhouse Large-Cap Growth Portfolio, thereby linking compensation with the portfolio’s success.

Material Conflicts of Interest. Rittenhouse’s portfolio management team’s simultaneous management of the Portfolio and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Portfolio and the other accounts. Rittenhouse has adopted several policies that it believes addresses and mitigates potential conflicts of interest, including Best Execution Policy and Trading Rotation Policy and Procedures (including allocation) that are designed (1) to ensure that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) to promote fair and equitable allocation of investment opportunities among accounts over time and (3) to comply with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, Rittenhouse has adopted a Code of Conduct that sets forth policies regarding conflicts of interest. The code contains provisions reasonably necessary to prevent access persons, investment personnel, and the Rittenhouse’s portfolio management team from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1 under the ICA (such as fraud, material misstatements or omissions and manipulative practices).

Santa Barbara Material Conflicts of Interest. SBAM’s portfolio management team’s simultaneous management of the Portfolio and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Portfolio and the other accounts. SBAM has adopted several policies that it believes addresses and mitigates potential conflicts of interest, including Best Execution Policy and Trading Policy and Procedures (including allocation) that are designed (1) to ensure that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) to promote fair and equitable allocation of investment opportunities among accounts over time and (3) to comply with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, SBAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest. The code contains provisions reasonably necessary to prevent access persons, investment personnel, and SBAM’s portfolio management team from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1 under the ICA (such as fraud, material misstatements or omissions and manipulative practices).

Beneficial Ownership of Securities. As of September 30, 2007, each Rittenhouse Fund portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund:

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund
Nancy C. Crouse	Rittenhouse Fund	$100,001-$500,000
James J. Jolinger	Rittenhouse Fund	$10,001-$50,000
Robert A. Norton, Jr.	Rittenhouse Fund	$100,001-$500,000
Daniel C. Roarty	Rittenhouse Fund	$50,001-$100,000

As of July 31, 2007, no portfolio manager of any of the Santa Barbara Funds beneficially owned any stock issued by the Funds.

PORTFOLIO TRANSACTIONS

SBAM is responsible for such decisions for the Santa Barbara Funds and Rittenhouse is responsible for decisions to buy and sell securities for the Rittenhouse Fund. Each of SBAM and Rittenhouse is also responsible with respect to the applicable Fund, for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities (as applicable), and the allocation of portfolio brokerage and principal business. It is the policy of SBAM and Rittenhouse to seek the best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the respective advisor and its advisees. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, SBAM and Rittenhouse may consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund’s shares.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, SBAM and Rittenhouse may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if SBAM or Rittenhouse determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to SBAM, Rittenhouse or a Fund. SBAM and Rittenhouse believe that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement, if applicable, provide that such higher commissions will not be paid by a Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to NAM under the Management Agreement or the subadvisory fees paid by NAM to SBAM or Rittenhouse under the Sub-Advisory Agreement are not reduced as a result of receipt by either NAM, SBAM or Rittenhouse of research services.

Each of SBAM and Rittenhouse place portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which each Fund effects its securities transactions may be used by SBAM and Rittenhouse in servicing all of their accounts; not all of such services may be used by SBAM or Rittenhouse in connection with a Fund. SBAM and Rittenhouse believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, SBAM and Rittenhouse believe such costs to each Fund will not be disproportionate to the benefits received by a Fund on a continuing basis. SBAM and Rittenhouse seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by SBAM and Rittenhouse are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the specified periods:

	Aggregate Amount of Brokerage Commissions
	3/28/06- 7/31/06	8/01/06- 7/31/07
Nuveen Santa Barbara Dividend Growth Fund	$1,524	$1,850
Nuveen Santa Barbara Growth Fund	2,394	5,215
Nuveen Santa Barbara Growth Opportunities Fund	2,725	2,375

	Aggregate Amount of Brokerage Commissions
	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07
Nuveen Rittenhouse Growth Fund	$169,825	$241,527	$105,109

During the fiscal year ended July 31, 2007, the Dividend Growth Fund, the Growth Fund, the Growth Opportunities Fund and the Rittenhouse Fund paid to brokers as commissions in return for research services $954, $3,041, $1,895 and $74,449, respectively, and the aggregate amount of those transactions on which such commissions were paid was $641,393, $2,428,850, $961,629 and $71,806,740, respectively.

The Rittenhouse Fund has acquired during the fiscal year ended July 31, 2007 securities of its regular brokers or dealers as defined in rule 10b-1 under the Investment Company Act of 1940 or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended July 31, 2007:

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of July 31, 2007)
Nuveen Rittenhouse Growth Fund	Merrill Lynch	Merrill Lynch & Co., Inc.	$1,558,200

Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

Each Fund’s net asset value per share is determined separately for each class of the applicable Fund’s shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for trading on New Year’s Day, Washington’s Birthday, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund’s net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund’s total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class’s pro rata portion of the Fund’s liabilities), and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and asked prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund’s Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day’s calculated value.

If a Fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

TAX MATTERS

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Trust.

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. taxes. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by a Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Deductibility of Fund Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit. If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2008, distributions from a Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees, for those classes that pay such fees.

The minimum initial investment is $3,000 per fund share class ($1,000 for individual retirement accounts, $500 for educational individual retirement accounts, $50 if you establish a systematic investment plan, and $250 for accounts opened through fee-based programs). The Funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission (“SEC”) and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on July 31, 2007 of Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

	Nuveen Santa Barbara Dividend Growth Fund	Nuveen Santa Barbara Growth Fund	Nuveen Santa Barbara Growth Opportunities Fund	Nuveen Rittenhouse Growth Fund
Net Asset Value per share	$23.78	$21.08	$22.30	$23.87
Per Share Sales Charge—5.75% of public offering price (6.10%, 6.12%, 6.10% and 6.12% of net asset value per share)	1.45	1.29	1.36	1.46

Per Share Offering Price to the Public	$25.23	$22.37	23.66	$25.33

Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation

You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify Nuveen or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to a financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions

You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Group Purchase Programs

If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group’s purchases taken as a whole. A “qualified group” is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any Fund or portfolio by each participant is $50. No certificate will be issued for any participant’s account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group’s financial advisor or by calling Nuveen toll-free at 800-257-8787.

Elimination of Sales Charge on Class A Shares

Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

•	investors purchasing $1,000,000 or more; Nuveen may pay financial intermediaries on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts;

•	officers, trustees and former trustees of the Nuveen and former Flagship Funds;

•

bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•

with respect to purchases by employer-sponsored retirement plans with at least 25 employees and that either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay financial intermediaries a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the financial intermediary elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your financial advisor must notify Nuveen or the Fund’s transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.

Class R Share Purchase Eligibility

Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

•

officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

•	bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.)

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Intermediate Duration Municipal Bond Fund, formerly called Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A Shares.

The reduced sales charge programs may be modified or discontinued by the Funds at any time.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate financial intermediaries for providing you with ongoing financial advice and other account services. Each Fund has established a maximum purchase amount for the Class B shares of the Funds. Class B Shares purchase orders equaling or exceeding $100,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A or Class C Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval.

You may be subject to a Contingent Deferred Sales Charge (“CDSC”) if you redeem your Class B shares prior to the end of the sixth year after purchase. See “Reduction or Elimination of Contingent Deferred Sales Charge” below. Nuveen compensates financial intermediaries for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year’s annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate financial intermediaries for providing you with on-going financial advice and other account services. Nuveen compensates financial intermediaries for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year’s distribution fee of .75% plus an advance on the first year’s annual service fee of .25%. See “Distribution and Service Plans.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval.

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and (xi) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year’s fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code (“Code”) from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege

You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. (See “Frequent Trading Policy” below.)

Reinstatement Privilege

If you redeemed Class A, Class B or Class C Shares of one of the Funds or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In-Kind

Each Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although each Fund has no present intention to redeem in-kind. Each Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Program is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; and (ix) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code (“Code”) from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55;

(ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

General Matters

Each Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

Upon notice to all financial intermediaries, Nuveen may reallow to financial intermediaries electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds’ Prospectus, Nuveen may from time to time make additional reallowances only to certain financial intermediaries who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such financial intermediaries’ representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating financial intermediary for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the financial intermediary and Nuveen Funds. Nuveen may reimburse a participating financial intermediary for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the financial intermediary and Nuveen Funds.

Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amount of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of a Fund, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, each Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use a Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. A Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds’ net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor’s behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see “How to Buy Shares” and “Systematic Investing” in the applicable Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services (“BFDS”), the Funds’ shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds will not issue share certificates.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds’ shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plans.” Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following tables set forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the specified periods. All figures are to the nearest thousand.

	Amount of Underwriting Commissions		Amount Retained by Nuveen		Amount of Compensation on Redemptions and Repurchases
	3/28/06- 7/31/06	8/01/06- 7/31/07	3/28/06- 7/31/06	8/01/06- 7/31/07	3/28/06- 7/31/06	8/01/06- 7/31/07
Nuveen Santa Barbara Dividend Growth Fund	$—	$4	$—	$—	$—	$—
Nuveen Santa Barbara Growth Fund	—	3	—	—	—	—
Nuveen Santa Barbara Growth Opportunities Fund	—	—	—	—	—	—

	Amount of Underwriting Commissions			Amount Retained by Nuveen			Amount of Compensation on Redemptions and Repurchases
	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07
Nuveen Rittenhouse Growth Fund	$32	$38	$49	$3	$3	$4	$355	$194	$69

Other compensation to certain dealers

NAM, at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer;

and/or (b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm’s financial advisors about the features and benefits of Nuveen Funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.

In 2007, NAM expects that it will pay additional compensation to the following dealers:

A.G. Edwards & Sons, Inc.

Ameriprise Financial

Banc of America Investment Services, Inc.

Linsco—Private Ledger

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Morgan Stanley DW Inc.

Raymond James Financial

Smith Barney

UBS Financial Services Inc.

Wachovia Securities LLC

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a policy on the disclosure of portfolio holdings which provides that a Fund, (including its investment adviser, distributor, any subadviser, and agents and employees thereof) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. Under the policy, persons associated with the Funds may not solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Portfolio holdings information may be provided to third parties if such information has been included in the Funds’ public filings with the SEC or is disclosed on the Funds’ publicly accessible Web site, www.nuveen.com. Information posted on the website may be separately provided to any person commencing the day after it is first posted. For Municipal Funds, this information is posted monthly approximately 5 business days after the end of the month as of which the information is current. For other Funds this information is posted monthly approximately 5 business days after the end of the month following the month as of which the information is current. Additionally, each Fund posts on the website a list of top ten holdings as of the end of each month, approximately 5 business days after the end of the month as of which the information is current. The Funds reserve the right to revise this posting schedule in the future. The information posted will remain available on the website at least until a Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties if the recipient is required to keep the information confidential and not misuse it, either by virtue of the recipient’s duties to the Funds as an agent or service provider or by explicit agreement. In this connection, portfolio holdings information will be disclosed on an ongoing basis in the normal course of investment and administrative operations to service providers, including the Funds’ investment adviser, subadvisers, distributor, independent registered public accounting firm, custodian and fund accounting agent. Portfolio holdings information will also be provided to financial printers (including R.R. Donnelley Financial, Financial Graphic Services), proxy voting services (including Institutional Shareholder Services, ADP Investor Communication Services and Glass, Lewis & Co.), vendors that assist with the pricing of portfolio holdings (including Interactive Data Corporation and Standard & Poor’s), firms that have been retained by the Fund or its adviser or subadviser to process corporate actions or file proof of claims (including Securities Class Action Services), and legal counsel to the Funds, the Funds’ independent directors, or investment advisers (including Bell, Boyd & Lloyd LLC and Chapman and Cutler LLP). The Funds’ investment adviser or subadvisers may also provide portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of information, including limitations on the scope of the portfolio holdings information disclosed.

A Fund or its investment adviser or sub-adviser(s) may also provide portfolio holdings information on an ongoing basis to third parties that provide portfolio analytical tools or assistance with portfolio accounting, straight-through processing or trade order management (including Vestek Systems, Thompson Financial, Factset Research Systems and Advent Software), trading cost analysis (including Elkins/McSherry, LLC and Abel/Noser Corp.) or other portfolio management services; third parties that supply their analyses of holdings information, but not the holdings information itself, to their clients (including retirement plan sponsors or their consultants); and certain independent rating and ranking organizations (including Standard & Poor’s, Moody’s Investor Services and Lipper, Inc.). A Fund or its investment adviser, subadviser or distributor may also provide portfolio holdings information to third party firms for due diligence purposes in connection with the firm’s decision to offer or continue to offer Fund shares to customers or in anticipation of a merger involving a Fund, or in other circumstances. To the extent that these disclosures are made prior to the posting of the information on the publicly available website, designated officers of the Funds must first make a determination that there is a legitimate business purpose for doing so and the recipient is subject to a duty to maintain the confidentiality of the information and not misuse it.

Portfolio holdings information will also be disclosed as required by law to regulatory agencies, listing authorities or in connection with litigation.

Compliance personnel of the Funds and their investment adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policy. Reports are made periodically to the Funds’ Board.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

DISTRIBUTION AND SERVICE PLANS

The Funds have adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under each Fund’s Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to financial intermediaries, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund’s Plan will be payable to financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

During the fiscal year ended July 31, 2007, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plan in the amounts set forth in the tables below. For this period, all or substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to financial intermediaries.

12b-1 Fees Incurred by the Fund for the fiscal year ended July 31, 2007
Nuveen Santa Barbara Dividend Growth Fund
Class A	$980
Class B	3,063
Class C	3,943

Total	$7,986

Nuveen Santa Barbara Growth Fund
Class A	$1,644
Class B	2,806
Class C	8,293

Total	$12,743

Nuveen Santa Barbara Growth Opportunities Fund
Class A	$676
Class B	2,687
Class C	2,687

Total	$6,050

Nuveen Rittenhouse Growth Fund
Class A	$106,498
Class B	307,171
Class C	385,665

Total	$799,334

Under each Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not “interested persons” and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for the Trust. In addition to audit services, the auditors will provide assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under “Financial Highlights” in the Prospectus have been audited by the respective auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those auditors in giving their reports.

The custodian of the assets of the Funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

The Funds’ transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Fund’s Annual Report. Each Fund’s Annual Report is incorporated by reference into this Statement of Additional Information and is available without charge by calling (800) 257-8787.

GENERAL TRUST INFORMATION

Each Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or “Funds,” which may be divided into classes of shares. Currently, there are fifteen series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A

Ratings of Investments

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days–including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (—): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long Term Ratings: Bonds and Preferred Stock

Aaa	Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A	Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not

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exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Short-Term Ratings

MIG/VMIG Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

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Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: “investment-grade” ratings (international long-term ‘AAA’–’BBB’ categories; short-term ‘F1’–’F3’) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international long-term ‘BB’–’D’; short-term ‘B’–’D’) either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on ‘AAA’ rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for ‘BBB’ rated bonds was 0.35%, and for ‘B’ rated bonds, 3.0%.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information

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obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

International Long-Term Credit Ratings

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DD, DDD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

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International Short-Term Credit Ratings

The following ratings scale applies to non-U.S. currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “—” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A-7

MAI-SANTB-1007D

November 28, 2007

NUVEEN INVESTMENT TRUST II

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC (“Nuveen”), or from a fund, by written request to the applicable fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Nuveen Tradewinds Global All-Cap Fund, and Nuveen Tradewinds International Value Fund dated November 28, 2007.

The audited financial statements for each Fund appear in the Funds’ Annual Report. The financial statements from such Annual Report are incorporated herein by reference and are available without charge by calling (800) 257-8787.

GENERAL INFORMATION

The Nuveen Tradewinds International Value Fund (the “International Fund”) and Nuveen Tradewinds Global All-Cap Fund (the “Global All-Cap Fund”) (individually a “Fund” and collectively, the “Funds”) are open-end management investment companies and are series of the Nuveen Investment Trust II (the “Trust”). The Nuveen Tradewinds Global All-Cap Fund was formerly named Nuveen NWQ Global All-Cap Fund. The Nuveen Tradewinds International Value Fund was formerly named Nuveen NWQ International Value Fund and prior to that was named the Nuveen International Growth Fund. The initial name change and the investment strategy change occurred on October 7, 2002. In addition, on June 13, 2003, the Nuveen European Value Fund reorganized with and into the International Fund. The International Fund and Global All-Cap Fund are diversified funds. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, fifteen series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940 (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of a Fund’s total assets would be invested in securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3) Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

(8) Purchase the securities of any issuer if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry; except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of each of the Funds and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

(3) With respect to the International Fund, pledge, mortgage or hypothecate any assets owned by a Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of a Fund’s total assets at the time of the borrowing or investment.

(4) With respect to the International Fund, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and applicable state law.

(5) With respect to the Global All-Cap Fund, purchase securities of open-end and closed-end investment companies except in compliance with the 1940 Act.

(6) Enter into futures contracts or related options if more than 30% of a Fund’s net assets would be represented by futures contracts or more than 5% of a Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(7) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in the securities of issuers that engage in these activities.

(8) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of a Fund’s assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(9) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid securities.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, policies, and techniques that are described in the Prospectus for each Fund.

Equity Securities

The Funds invest in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures and other securities with equity characteristics. The Funds may also invest in pooled investment vehicles. Any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”), or Fitch Ratings (“Fitch”)) when purchased.

Under normal market conditions, the Global All-Cap Fund will invest at least 80% of its assets in equity securities of companies as stated in its prospectus. In addition, the Global All-Cap Fund may invest up to 75% of its net assets in equity securities of non-U.S. companies that are denominated in local currencies or U.S. dollars, including American Depositary Receipts (“ADRs”) of such companies.

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

The Funds’ investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid—that is, the Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. The Funds’ investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described in the Prospectus.

In addition, the credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered “junior” securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

General Risks of Investing in Stocks. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities

The Funds may invest up to 100% of their total assets for temporary defensive purposes or to keep cash on hand fully in cash equivalents, and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody’s or Fitch and having a maturity of one year or less. Short-term taxable fixed income securities are defined to include, without limitation, the following;

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Funds may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

(2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

(3) Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Funds may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody’s, or F2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality.

Fund Investments

Certain risk factors associated with some of the securities the Funds may invest in are set forth below.

Non-U.S. Securities

The Funds may invest in non-U.S. securities. Investments in securities of non-U.S. issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

The Funds may invest directly in non-U.S. securities that are denominated in non-U.S. currencies or in dollar-denominated securities of non-U.S. issuers. Each Fund may also invest in non-U.S. securities by purchasing depositary receipts, denominated in U.S. dollars, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), or Global Depositary Receipts (“GDRs”), or other securities representing indirect ownership interests in the securities of non-U.S. issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying non-U.S. security. ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. issuers, such as changes in non-U.S. currency risks. However, by investing in ADRs rather than directly in non-U.S. issuers’ stock, the Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Other types of depositary receipts include American Depositary Shares (“ADSs”), Global Depositary Certificates (“GDCs”), and International Depositary Receipts (“IDRs”). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer’s home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

In considering whether to invest in the securities of a non-U.S. company, the portfolio manager considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

The Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentalities. Such Fund also may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the “World Bank”), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, the Funds may purchase debt obligations of non-U.S. corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the country) of the issuer).

Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Currency Risks. To the extent that a Fund invests in non-U.S. securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the non-U.S. currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a non-U.S. currency, a Fund’s investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a non-U.S. currency, a Fund’s investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of non-U.S. currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Non-U.S. exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. A Fund may engage in non-U.S. currency exchange transactions in connection with its portfolio investments. A Fund will conduct its non-U.S. currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the non-U.S. currency exchange market or through forward contracts to purchase or sell non-U.S. contracts.

Small and Medium Market Capitalizations

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Funds may be more suitable for long-term investors who can bear the risk of these fluctuations. The Funds may invest in securities of issuers with small or medium market capitalizations. Any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Over-the-Counter Market

The Funds may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which a Fund invests may not be as great as that of other securities and, if a Fund was to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Initial Public Offerings (“IPO”)

The Funds may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund. The impact of IPOs on the Funds’ performance likely will decrease as the Funds’ asset size increases, which could reduce the Funds’ total returns. IPOs may not be consistently available to the Funds for investing, particularly as a Fund’s asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds’ investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Hedging Strategies

General Description of Hedging Strategies

Each Fund may engage in hedging activities. The Funds’ Sub-Adviser, Tradewinds NWQ Global Advisers, LLC (“Tradewinds”) may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as “futures”), forward contracts and options on futures contracts to attempt to hedge the Fund’s holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that a Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as debt and non-U.S. securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would “traditional” securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of regulations under the Commodity Exchange Act, as amended (“CEA”) the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund’s total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Federal Income Tax Treatment of Options

In the case of transactions involving “nonequity options,” as defined in Code Section 1256, a Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A “nonequity option” generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the “1934 Act”)). If such an option is part of a “mixed straddle” under Code Section 1256, a Fund may be able to make certain elections to avoid this requirement.

Stock Index Options

Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

A Fund’s use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of Tradewinds to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts

Each Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. A Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit is intended to ensure a Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the NASDAQ-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, a Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund’s custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund’s successful use of options on Futures Contracts depends on Tradewinds’ ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option.

For additional information, see “Futures Contracts.” Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading,” and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts

For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Future Contracts are hereinafter referred to as the “Excepted Futures Contracts”), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a “mixed straddle” under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract.

Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund’s other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager’s judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts to make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Non-U.S. Hedging Instruments

Non-U.S. Currency Transactions. Each Fund may engage in non-U.S. currency forward contracts, options, and futures transactions. Each Fund will enter into non-U.S. currency transactions for hedging and other permissible risk management purposes only. Non-U.S. currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If a Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the International Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the Funds may segregate assets to cover their futures contracts obligations.

Forward Non-U.S. Currency Exchange Contracts. Each Fund may enter into forward non-U.S. currency exchange contracts. Forward non-U.S. currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is important to have the flexibility to enter into forward non-U.S. currency exchange contracts whenever it determines that it is in a Fund’s best interest to do so. The Funds will not speculate in non-U.S. currency exchange.

The Funds will not enter into forward non-U.S. currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of non-U.S. currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a “cross-hedge,” denominated in a currency or currencies that the portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, a Fund will not enter into a forward non-U.S. currency exchange contract with a term longer than one year.

Non-U.S. Currency Options. A non-U.S. currency option provides the option buyer with the right to buy or sell a stated amount of non-U.S. currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on non-U.S. currency generally rises in value if the underlying currency appreciates in value, and a put option on a non-U.S. currency generally rises in value if the underlying currency depreciates in value. Although purchasing a non-U.S. currency option can protect a Fund against an adverse movement in the value of a non-U.S. currency, the option will not limit the movement in the value of such currency. For example, if a Fund held securities denominated in a non-U.S. currency that was appreciating and had purchased a non-U.S. currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund entered into a contract to purchase a security denominated in non-U.S. currency and, in conjunction with that purchase, purchased a non-U.S. currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, a Fund would not have to exercise its call. Instead, a Fund could acquire in the spot market the amount of non-U.S. currency needed for settlement.

Special Risks Associated with Non-U.S. Currency Options. Buyers and sellers of non-U.S. currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with non-U.S. currency options. The markets in non-U.S. currency options are relatively new, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on non-U.S. currencies are affected by all of those factors that influence non-U.S. exchange rates and investments generally. The value of a non-U.S. currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a non-U.S. security. Because non-U.S. currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of non-U.S. currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in non-U.S. currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Non-U.S. Currency Futures Transactions. By using non-U.S. currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward non-U.S. currency exchange contracts. A Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward non-U.S. currency exchange contracts.

Special Risks Associated with Non-U.S. Currency Futures Contracts and Related Options. Buyers and sellers of non-U.S. currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, there are risks associated with non-U.S. currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on non-U.S. currency futures contracts may involve certain additional risks. Trading options on non-U.S. currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on non-U.S. currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying non-U.S. currency futures contracts. Compared to the purchase or sale of non-U.S. currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Swaps, Caps, Collars and Floors

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in non-U.S. exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Other Investment Policies and Techniques

Delayed-Delivery Transactions

Each Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of a Fund’s other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

Each Fund will maintain in a segregated account cash, U.S. government securities, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days.

However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to Tradewinds the day-to-day determination of the illiquidity of any security held by the Funds, although Nuveen Asset Management, Inc. (“NAM”) has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Tradewinds to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box

When Tradewinds believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. Each Fund will limit its transactions in short sales against the box to 5% of its net assets. In addition, the International Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund’s net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might “sell short” the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants

The International Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. For the International Fund, of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. The Rittenhouse Fund does not intend to invest more than 5% of its net assets in warrants. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Lending of Portfolio Securities

Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by “marking to market” daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Investment Companies

Each Fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects the Funds to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Funds or its investment adviser, may subject the Funds to overlapping fees and expenses that may be payable to the adviser or its affiliates.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is eight, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act and seven of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Trustees who are not interested persons of the Funds:

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 8/22/40	Lead Independent Trustee	Term—Indefinite* Length of Service— Since 2003	Private Investor and Management Consultant.	178	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 10/22/48	Trustee	Term—Indefinite* Length of Service— Since inception

President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Counsil of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).

				178	See Principal Occupation description

Name, Birthdate and Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 3/6/48	Trustee	Term—Indefinite* Length of Service— Since 2004	Dean (since July 2006) Tippie College of Business, University of lowa, formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director (May 2005-October 2005) of SS&C Technologies, Inc.	178	See Principal Occupation description

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 10/28/42	Trustee	Term—Indefinite* Length of Service— Since 2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	176	See Principal Occupation description

Name, Birthdate and Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 9/24/44	Trustee	Term—Indefinite* Length of Service— Since 2003	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, December 2004) Miller-Valentine Partners Ltd., a real estate investment company; formerly, Vice President, Miller-Valentine Realty; Chair of the Finance Committee and member of the Audit Committee, Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member Regional Leaders Forum, which promotes cooperation on economic development issues; Director and Past Chair, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio; and Business Advisory Council, Cleveland Federal Reserve Bank.	178	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 12/29/47	Trustee	Term—Indefinite* Length of Service— Since 2003	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	178	N/A

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 6/28/47	Trustee	Term—Indefinite* Length of Service— Since 2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	178	See Principal Occupation description

Name, Birthdate and Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Trustee who is an interested person of the Funds

Timothy R. Schwertfeger** 333 West Wacker Drive Chicago, IL 60606 3/28/49	Chairman of the Board and Trustee	Term—Indefinite* Length of Service— Since inception	Former Director (1994-November 12, 2007), Chairman (1996-June 30, 2007) Non-Executive Chairman (July 1, 2007-November 12, 2007) and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1996-2006) of Institutional Capital Corporation.	178	See Principal Occupation description

*	Trustees serve an indefinite term until his/her successor is elected.
**	“Interested person” as defined in the Investment Company Act of 1940, as amended, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

The following table sets forth information with respect to each officer of the Funds, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Funds receive no compensation from the Funds. The terms of office of all officers will expire in July 2007.

Name, Birthdate and Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Officers of the Funds

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 9/9/56	Chief Administrative Officer	Term—Until July 2008 Length of Service—Since inception

Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.

				178

Julia L. Antonatos 333 West Wacker Drive Chicago, IL 60606 9/22/63	Vice President	Term—Until July 2008 Length of Service—Since 2004	Managing Director (since 2005), formerly, Vice President (since 2002); formerly, Assistant Vice President (since 2000) of Nuveen Investments, LLC; Chartered Financial Analyst.	178

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 2/3/66	Vice President	Term—Until July 2008 Length of Service—Since 2002	Vice President (since 2002) of Nuveen Investments, LLC.	178

Alan A. Brown 333 West Wacker Drive Chicago, IL 60606 (8/1/62)	Vice President	Term—Until July 2008 Length of Service—Since 2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	58

Name, Birthdate and Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606 11/28/67	Vice President and Treasurer	Term—Until July 2008 Length of Service—Since inception	Vice President and Treasurer of Nuveen Investments, LLC and Nuveen Investments, Inc.; Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Vice President and Treasurer (since 2002) of Nuveen Asset Management, Nuveen Investments Advisers Inc., NWQ Investments Management Company, LLC. (since 2002), Rittenhouse Asset Management, Inc. (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasurer of Symphony Asset Management LLC (since 2003); Chartered Financial Analyst.	178

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 10/24/45	Vice President	Term—Until July 2008 Length of Service—Since inception	Managing Director (since 2004), formerly Vice President of Nuveen Investments, LLC; Managing Director (2004), formerly Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Managing Director (since 2005) of Nuveen Asset Management.	178

William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606 3/2/64	Vice President	Term—Until July 2008 Length of Service—Since inception	Managing Director (since 2002) formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Managing Director of Nuveen Asset Management (since 2001); Vice President of Nuveen Investments Advisers, Inc. (since 2002); Chartered Financial Analyst.	178

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 5/31/54	Vice President and Controller	Term—Until July 2008 Length of Service—Since inception	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller of Nuveen Investments, Inc. (1998-2004); Certified Public Accountant.	178

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 2/24/70	Chief Compliance Officer and Assistant Vice President	Term—Until July 2008 Length of Service—Since 2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Vice President (since 2006), formerly Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) formerly Assistant Vice President of Nuveen Asset Management; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	178

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 3/22/63	Vice President	Term—Until July 2008 Length of Service—Since inception	Vice President of Nuveen Investments, LLC (since 2000); Certified Public Accountant.	178

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 6/27/61	Vice President	Term—Until July 2008 Length of Service—Since 2002	Vice President of Nuveen Investments, LLC (since 1999).	178

Name, Birthdate and Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 7/27/51	Vice President and Assistant Secretary	Term—Until July 2008 Length of Service—Since inception

Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*

				178

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until July 2008 Length of Service—Since 2007	Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	178

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term—Until July 2008 Length of Service—Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2006), of Nuveen Investments, LLC; Chartered Financial Analyst.	178

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term—Until July 2008 Length of Service—Since 2007	Vice President, Nuveen Investments since 2007; prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	178

John S. White 333 West Wacker Drive Chicago, IL 60606 (5/12/67)	Vice President	Term—Until July 2008 Length of Service—Since 2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	58

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Trustees of the Trust are directors or trustees, as the case may be, of 178 open-end and closed-end funds, except Mr. Kundert is director or trustee of 176 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates.

The following table shows, for each Trustee who is not affiliated with Nuveen or NAM, (1) the aggregate compensation paid by the Trust for its fiscal year ended July 31, 2007, (2) the amount of total compensation each Trustee elected to defer from the Trust for its fiscal year ended July 31, 2007, and (3) the total compensation paid to each Trustee by the Nuveen fund complex during the fiscal year ended July 31, 2007. The Trust has no retirement or pension plans.

Name of Person, Position	Aggregate Compensation From the Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Funds and Fund Complex Paid to Trustees[3]
Timothy R. Schwertfeger, Trustee	$—	$—	$—
Robert P. Bremner, Trustee	5,607	407	206,400
Lawrence H. Brown, Trustee[4]	6,344	—	193,500
Jack B. Evans, Trustee	5,339	628	201,000
William C. Hunter, Trustee	2,195	1,645	153,500
David J. Kundert, Trustee	2,502	1,936	171,000
William J. Schneider, Trustee	3,302	2,607	193,000
Judith M. Stockdale, Trustee[4]	3,372	1,134	164,800
Carole E. Stone, Trustee[4]	1,320	—	79,000
Eugene S. Sunshine, Trustee	2,767	2,148	174,500

[1]	The compensation paid to the independent trustees for the fiscal year ended July 31, 2007 for services to the Trust.

[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending July 31, 2007 for services to the open-end and closed-end funds.

[4]

Trustee Brown served on the Board of Trustees through July 31, 2007; Trustee Stone was appointed to the Board of the Nuveen Fund Company effective January 1, 2007; Trustee Sunshine served on the Board of Trustees through July 31, 2007.

Compensation

Trustees who are not affiliated with Nuveen, NAM or Tradewinds (“Independent Trustees”) receive a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid so such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2006:

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Name of Trustee	International Fund	Global All-Cap Fund
Robert P. Bremner	$10,001-$50,000	$0	over $100,000
Jack B. Evans	over $100,000	$0	over $100,000
William C. Hunter	over $100,000	$0	over $100,000
David J. Kundert	$0	$0	over $100,000
William S. Schneider	$0	$0	over $100,000
Timothy R. Schwertfeger	over $100,000	$0	over $100,000
Judith M. Stockdale	$10,001-$50,000	$0	over $100,000
Carole E. Stone	$0		$0

The independent trustees who are not interested persons of the Trust have represented that they do not own beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Tradewinds Global Investors, LLC (“Tradewinds”) or Nuveen.

As of November 19, 2007, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each Fund.

The following table sets forth the percentage ownership of each person, who, as of November 19, 2007, owned of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
Nuveen Tradewinds Global All-Cap Fund
Class A Shares	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers Attn: Fund Administration 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	82.33%

Class B Shares	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers Attn: Fund Administration 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	21.58%

Class C Shares	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers Attn: Fund Administration 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	65.51%

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership

Class R Shares	Charles Schwab & Co Inc For the benefit of their customers P O Box 173797 Denver, CO 80217-3797	29.68%

	Morgan Stanley & Co FBO Jack M. Gill IRA Tradewinds Global All-Cap 1330 Post Oak Blvd. Houston, TX 77056-3073	7.22%

	NFS LLC FEBO Black Swan Multi-Strategy A Partnership Black Swan Advisors LP 112 E Pecan St STE 900 San Antonio, TX 78205-1533	5.71%

	NFS LLC FEBO Black Swan Multi-Strategy Tax Fund A Partnership Black Swan Advisors LP 112 E Pecan St STE 900 San Antonio, TX 78205-1533	5.52%

Nuveen Tradewinds International Value Fund
Class A Shares	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City, NJ 07311	30.7%

	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers Attn: Fund Administration 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246-6484	18.37%

	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	6.54%

	Charles Schwab & Co Inc For the benefit of their customers 4500 Cherry Creek Dr. S Denver, CO 80018	5.56%

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership

Class B Shares	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers Attn: Fund Administration 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246-6484	28.53%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City, NJ 07311	16.35%

	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	7.67%

Class C Shares	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers Attn: Fund Administration 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246-6484	32.82%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City, NJ 07311	15.03%

	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	12.44%

Class R Shares	Prudential Investment Management FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin, NJ 08830-2710	51.24%

	SEI Private Trust Co c/o Hale and Dorr One Freedom Valley Drive Oaks, PA 19456	10.75%

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership

	T Rowe Price Ret Pl Services Inc. 4515 Painters Mill Rd Owings Mills, MD 21117-4903	10.28%

	Charles Schwab & Co Inc For the benefit of their customers P.O. Box 173797 Denver, CO 80217-3797	8.33%

Committees

The Board of Trustees of the Trust has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

Robert P. Bremner, Judith M. Stockdale, and Timothy R. Schwertfeger, Chair, serve as the current members of the Executive Committee of each Fund’s Board of Trustees. Each Fund’s Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended July 31, 2007, the Executive Committee did not meet.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, and Jack B. Evans. During the fiscal year ended July 31, 2007, the Dividend Committee of the Trust met 3 times.

The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, Lawrence H. Brown, William J. Schneider and Eugene S. Sunshine, trustees of the Trust who are not interested persons of the Trust. During the fiscal year ended July 31, 2007, the Audit Committee met 4 times.

Nomination of those trustees who are not “interested persons” of the Trust is committed to a Nominating and Governance Committee composed of the trustees who are not “interested persons” of the Trust. The Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities—including retaining special counsel and other experts or consultants at the expense of each Fund. In the event of a vacancy on the Board, the Nominating and Governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, Judith M. Stockdale and Eugene S. Sunshine. During the fiscal year ended July 31, 2007, the Nominating and Governance Committee met 4 times.

The Trust has appointed a lead director who will serve as the chairman of the Nomination and Governance Committee. The purpose of the lead director role is one of coordination and assuring the appropriate and efficient functioning of the Board and the Board process. The lead director (i) organizes and leads independent directors sessions scheduled in connection with regular Board meetings,

(ii) ensures an appropriate level and amount of communication among independent directors between scheduled meetings, (iii) works with external counsel and management staff in connection with Board meetings, including the contract renewal process, (iv) leads the process of annual Board self-assessment and follows up on recommendations, and (v) oversees Board operations as it relates to the independent directors.

The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Trust that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of each Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended July 31, 2007, the Compliance, Risk Management and Regulatory Oversight Committee met 4 times.

Proxy Voting Procedures

Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of each Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities and taxable-fixed income securities, Tradewinds has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by each Fund and managed by Tradewinds. ISS provides voting recommendations based upon established guidelines and practices. Tradewinds reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Tradewinds may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If Tradewinds manages the assets of a company or its pension plan and any of Tradewind’s clients hold any securities of that company, Tradewinds will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. For clients that are registered investment companies where a material conflict of interest has been identified by Tradewinds and ISS does not offer a recommendation for the matter, Tradewinds shall disclose the conflict and Tradewinds’ Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board or its designated committee.

Tradewinds has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the sub-adviser’s general voting policies.

Although Tradewinds has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, it does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of their investment products) or the directors, officers and employees of such affiliates. Therefore, Tradewinds is unable to consider such information in its process of determining whether there are material conflicts of interests.

When required by applicable regulations, information regarding how each Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

FUND MANAGER AND SUB-ADVISER

Fund Manager

NAM acts as the manager of each Fund, with responsibility for the overall management of each Fund. NAM is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For each Fund, NAM has entered into a Sub-Advisory Agreement with Tradewinds under which Tradewinds, subject to NAM’s supervision, manages each of the Fund’s investment portfolio. NAM is also responsible for managing each Fund’s business affairs and providing day-to-day administrative services to each Fund. For additional information regarding the management services performed by NAM and Tradewinds, see “Who Manages the Funds” in the Prospectus.

NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of each Fund’s shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NAM are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), which is a private equity investment firm based in Chicago, Illinois.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the 1940 Act of the investment management agreement between each fund and NAM, investment manager to each fund, and the sub-advisory agreements of each fund with Tradewinds. The merger resulted in the automatic termination of each agreement. The new investment management and sub-advisory agreements have been submitted to shareholders of the funds and will take effect upon shareholder approval, which has not yet occurred. Interim agreements for each of these funds are in effect until such approval is obtained.

The investor group led by Madison Dearborn includes affiliates of Merrill Lynch. As a result of the merger, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the 1940 Act) of NAM and the funds. As a result, the funds will generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM and the funds do not believe that any such prohibition or limitation will have a materially adverse effect on the funds’ ability to pursue their investment objectives and policies.

For the fund management services and facilities furnished by NAM, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under “Who Manages the Funds.” In addition, NAM agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current expense waivers and expense reimbursements for the Funds.

Each fund’s management fee is divided into two components—a complex-level component, based on the aggregate amount of all funds assets managed by NAM and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. The pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NAM and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each of the Funds has agreed to pay an annual fund-level management fee payable monthly, based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Nuveen Tradewinds International Value Fund	Nuveen Tradewinds Global All-Cap Fund
For the first $125 million	.8500%	.7500%
For the next $125 million	.8375%	.7375%
For the next $250 million	.8250%	.7250%
For the next $500 million	.8125%	.7125%
For the next $1 billion	.8000%	.7000%
For net assets over $2 billion	.7750%	.6750%

The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

(1)

The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The following table sets forth the management fees (net of expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NAM for the specified periods.

	Amount of Management Fees (Net of Expense Reimbursements by NAM)			Amount of Fees Waived and Expenses Reimbursed by NAM
	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07
Nuveen Tradewinds International Value Fund	$858,712	$4,111,921	$9,657,682	$—	$443	$—

	Amount of Management Fees (Net of Expense Reimbursements by NAM)		Amount of Fees Waived and Expenses Reimbursed by NAM
	3/28/06-7/31/06	8/01/06-7/31/07	3/28/06-7/31/06	8/01/06-7/31/07
Nuveen Tradewinds Global All-Cap Fund	$114,314	$1,481,180	$3,209	$—

In addition to the management fee, each Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Funds, the other Nuveen funds, NAM, the sub-advisers and other related entities have adopted codes of ethics which essentially prohibit all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund’s anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Adviser

NAM has selected Tradewinds, 2049 Century Park East, 20th Floor, Los Angeles, California 90067, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the Funds. Tradewinds manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to the supervision of NAM. Tradewinds is organized as a member-managed Delaware limited liability company, and its sole managing member is JNC. Most of Tradewinds’ personnel, including each Fund’s portfolio manager, were affiliated with NWQ Investment Management Company, LLC (“NWQ”) until March 2006, when NWQ reorganized into two distinct entities: NWQ and Tradewinds.

Out of the fund management fee NAM pays Tradewinds a portfolio management fee equal to 50% of the advisory fee paid to NAM for its services to each of the Funds (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Funds).

Tradewinds provides continuous advice and recommendations concerning the Funds’ investments, and is responsible for selecting the broker/dealers who execute the transactions of each portfolio.

The following tables set forth the fees paid by NAM to Tradewinds for the funds for which they serve as sub-advisers:

	Amount Paid by NAM to Sub-Adviser
	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07
Nuveen Tradewinds International Value Fund	$394,832	$1,997,976	$4,722,900

	Amount Paid by NAM to Sub-Adviser
	3/28/06- 7/31/06	8/01/06- 7/31/07
Nuveen Tradewinds Global All-Cap Fund	$57,268	$725,506

Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this SAI.

The following individuals have primary responsibility for the day-to-day implementation of investment strategies of the Funds:

Name	Funds
Paul J. Hechmer	International Fund
David B. Iben, CFA	Global All-Cap Fund

Other Accounts Managed. In addition to managing the Funds, certain portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of July 31, 2007 unless otherwise indicated:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Paul J. Hechmer	Registered Investment Company Other Pooled Investment Vehicles Other Accounts	4 7 66,586	171 million 339 million 20.9 billion
David B. Iben	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts Accounts subject to an advisory fee based on performance	7 6 6,356 3	1.79 billion 663 million 7.22 billion 1.59 billion

Tradewinds Compensation. Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall investment performance of client portfolios in the strategy he manages relative to the strategy’s general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package for portfolio managers includes an equity-like incentive for purchase (whose value is determined by various factors including the increase in profitability of Tradewinds over time). Additionally, the portfolios managers have been provided compensation in conjunction with signing long-term employment agreements. Tradewinds is a subsidiary of JNC, which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between JNC and the Tradewinds executive committee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

The Funds are subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Funds may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities. As of September 30, 2007, each portfolio manager beneficially owns the following dollar range of equity securities issued by the Fund:

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund
Paul J. Hechmer	International Fund	$100,001-$500,000
David B. Iben	Global All-Cap Fund	0

PORTFOLIO TRANSACTIONS

Tradewinds is responsible for decisions to buy and sell securities for the Funds. Tradewinds is also responsible for the applicable Fund, for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Tradewinds to seek the best execution at the best security price available with respect to transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective advisor and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups and mark-downs on transactions. In selecting broker-dealers and in negotiating commissions, Tradewinds may consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund’s shares.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, Tradewinds may consider investment and market information and other research, such as economic and securities research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Tradewinds determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Tradewinds or a Fund. Tradewinds believes that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement, if applicable, provide that such higher commissions will not be paid by a Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to NAM under the Management Agreement or the subadvisory fees paid by NAM to Tradewinds under the Sub-Advisory Agreement are not reduced as a result of receipt by either NAM or Tradewinds of research services.

Tradewinds places portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which each Fund effects its securities transactions may be used by Tradewinds in servicing all of their accounts; not all of such services may be used by Tradewinds in connection with a Fund. Tradewinds believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Tradewinds believes such costs to each Fund will not be disproportionate to the benefits received by a Fund on a continuing basis. Tradewinds seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by Tradewinds are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following tables set forth the aggregate amount of brokerage commissions paid by the Funds for the specified periods.

	Aggregate Amount of Brokerage Commissions
	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07
Nuveen Tradewinds International Value Fund	$130,951	$1,039,600	$1,558,999

	Aggregate Amount of Brokerage Commissions
	3/28/06- 7/31/06	8/01/06- 7/31/07
Nuveen Tradewinds Global All-Cap Fund	$107,571	$277,174

The brokerage commissions paid by the Nuveen Tradewinds International Value Fund were higher during the fiscal years ended July 31, 2006 and July 31, 2007 than in the previous fiscal year due to a significant increase in net assets under management and resulting increase in portfolio activity.

During the fiscal year ended July 31, 2007, the Nuveen Tradewinds International Value Fund and the Nuveen Tradewinds Global All-Cap Fund paid to brokers as commissions in return for research services $1,311,247 and $226,410, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid was $868,532,524 and $159,562,444, respectively.

During the fiscal year ended July 31, 2007, the Funds did not acquire any securities of their regular brokers or dealers as defined in rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers.

Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

Each Fund’s net asset value per share is determined separately for each class of the applicable Fund’s shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for trading on New Year’s Day, Washington’s Birthday, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund’s net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund’s total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class’s pro rata portion of the Fund’s liabilities), and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and asked prices. Prices of certain U.S.-traded American Depositary Receipts (ADRs) held by the International Fund or Global All-Cap Fund that trade in only limited volume in the U.S. are valued based on the mean between the most recent bid and ask price of the underlying non-U.S.-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and non-U.S. exchange rate, and from time to time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund’s Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day’s calculated value.

If a Fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

TAX MATTERS

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Trust.

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. taxes. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by a Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Deductibility of Portfolio Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit. If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees, for those classes that pay such fees.

The minimum initial investment is $3,000 per fund share class ($1,000 for individual retirement accounts, $500 for educational individual retirement accounts, $50 if you establish a systematic investment plan, and $250 for accounts opened through fee-based programs). The Funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission (“SEC”) and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on July 31, 2007 of Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

	Nuveen Tradewinds International Value Fund	Nuveen Tradewinds Global All-Cap Fund
Net Asset Value per share	$34.42	$25.54
Per Share Sales Charge—5.75% of public offering price (6.10% and 6.11% of net asset value per share)	2.10	1.56

Per Share Offering Price to the Public	$36.52	$27.10

Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation

You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify Nuveen or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to a financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions

You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Group Purchase Programs

If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group’s purchases taken as a whole. A “qualified group” is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any Fund or portfolio by each participant is $50. No certificate will be issued for any participant’s account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group’s financial advisor or by calling Nuveen toll-free at 800-257-8787.

Elimination of Sales Charge on Class A Shares

Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

•	investors purchasing $1,000,000 or more (Nuveen may pay financial intermediaries on Class A sales of $1 million and above up to an additional 0.25% of the purchase amounts);

•	officers, trustees and former trustees of the Nuveen and former Flagship Funds;

•

bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•

with respect to purchases by employer-sponsored retirement plans with at least 25 employees and that either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay financial intermediaries a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the financial intermediary elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your financial advisor must notify Nuveen or the Fund’s transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.

Class R Share Purchase Eligibility

Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

•

officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);

•	bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.)

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Intermediate Duration Municipal Bond Fund, formerly called Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A Shares.

The reduced sales charge programs may be modified or discontinued by the Funds at any time.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate financial intermediaries for providing you with ongoing financial advice and other account services. Each Fund has established a maximum purchase limit for the Class B shares of the Funds. Class B Shares purchase orders equaling or exceeding $100,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A or Class C Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval.

You may be subject to a Contingent Deferred Sales Charge (“CDSC”) if you redeem your Class B shares prior to the end of the sixth year after purchase. See “Reduction or Elimination of Contingent Deferred Sales Charge” below. Nuveen compensates financial intermediaries for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year’s annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate financial intermediaries for providing you with on-going financial advice and other account services. Nuveen compensates financial intermediaries for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year’s distribution fee of .75% plus an advance on the first year’s annual service fee of .25%. See “Distribution and Service Plans.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval.

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and

(xi) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year’s fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code (“Code”) from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1 /2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege

You may exchange shares of a class of any of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. (See “Frequent Trading Policy” below.)

Reinstatement Privilege

If you redeemed Class A, Class B or Class C Shares of one of the Funds or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In-Kind

Each Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although each Fund has no present intention to redeem in-kind. Each Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations

(including transactions below certain dollar thresholds) if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; and (ix) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code (“Code”) from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

Redemption Fee Policy

The Funds will assess a 2% fee on the proceeds of Fund shares redeemed or exchanged within 30 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and paid directly to the Fund. The fee is intended to offset the trading costs and Fund operating expenses associated with frequent trading. When an investor redeems or exchanges Fund shares subject to the redemption fee, the Fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order. The Funds reserve the right, in their sole discretion, to waive any redemption fee charged to shareholders.

The redemption fee may be waived under the following circumstances: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where the Fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Fund confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; (viii) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; and (ix) redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans, only if the plan sponsor or administrator certifies that the plan does not have the operational capability to assess the fee.

In addition, the redemption fee will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code (“Code”) from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The redemption fee will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

The Funds reserve the right to modify or eliminate redemption fee waivers at any time.

General Matters

Each Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

Upon notice to all financial intermediaries, Nuveen may reallow to financial intermediaries electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds’ Prospectus, Nuveen may from time to time make additional reallowances only to certain financial intermediaries who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such financial intermediaries’ representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating financial intermediary for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the financial intermediary and Nuveen Funds. Nuveen may reimburse a participating financial intermediary for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the financial intermediary and Nuveen Funds.

Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amount of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of a Fund, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, each Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use a Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. A Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds’ net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor’s behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see “How to Buy Shares” and “Systematic Investing” in the Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services (“BFDS”), the Funds’ shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds’ shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plans.” Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following tables set forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the specified periods. All figures are to the nearest thousand.

	Amount of Underwriting Commissions			Amount Retained by Nuveen			Amount of Compensation on Redemptions and Repurchases
	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07	8/01/04- 7/31/05	8/01/05- 7/31/06	8/01/06- 7/31/07
Nuveen Tradewinds International Value Fund	$433	$1,340	$460	$50	$155	$56	$16	$43	$91

	Amount of Underwriting Commissions		Amount Retained by Nuveen		Amount of Compensation on Redemptions and Repurchases
	3/28/06- 7/31/06	8/01/06- 7/31/07	3/28/06- 7/31/06	8/01/06- 7/31/07	3/28/06- 7/31/06	8/01/06- 7/31/07
Nuveen Tradewinds Global All-Cap Fund	$482	$447	$6	$22	$1	$47

Other compensation to certain dealers

NAM, at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or (b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm’s financial advisors about the features and benefits of Nuveen Funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.

In 2007, NAM expects that it will pay additional compensation to the following dealers;

A.G. Edwards & Sons, Inc.

Ameriprise Financial

Banc of America Investment Services, Inc.

Linsco-Private Ledger

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Morgan Stanley DW Inc.

Raymond James Financial

Smith Barney

UBS Financial Services Inc.

Wachovia Securities, LLC

DISCLOSURE OF PORTFOLIO HOLDINGS

Disclosure of Portfolio Holdings

The Nuveen Mutual Funds have adopted a policy on the disclosure of portfolio holdings which provides that a Fund, (including its investment adviser, distributor, any sub-adviser, and agents and employees thereof) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. Under the policy, persons associated with the Funds may not solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Portfolio holdings information may be provided to third parties if such information has been included in the Funds’ public filings with the SEC or is disclosed on the Funds’ publicly accessible Web site, www.nuveen.com. Information posted on the website may be separately provided to any person commencing the day after it is first posted. For Municipal Funds, this information is posted monthly approximately 5 business days after the end of the month as of which the information is current. For other Funds this information is posted monthly approximately 5 business days after the end of the month following the month as of which the information is current. Additionally, each Fund posts on the website a list of top ten holdings as of the end of each month, approximately 5 business days after the end of the month as of which the information is current. The Funds reserve the right to revise this posting schedule in the future. The information posted will remain available on the website at least until a Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Portfolio-holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties if the recipient is required to keep the information confidential and not misuse it, either by virtue of the recipient’s duties to the Funds as an agent or service provider or by explicit agreement. In this connection, portfolio holdings information will be disclosed on an ongoing basis in the normal course of investment and administrative operations to service providers, including the Funds’ investment adviser, sub-advisers, distributor, independent registered public accounting firm, custodian and fund accounting agent. Portfolio holdings information will also be provided to financial printers (including R.R. Donnelley Financial, Financial Graphic Services), proxy voting services (including Institutional Shareholder Services, ADP Investor Communication Services and Glass, Lewis & Co.), vendors that assist with the pricing of portfolio holdings (including Interactive Data Corporation and Standard & Poor’s), firms that have been retained by the Fund or its adviser or sub-adviser to process corporate actions or file proof of claims (including Securities Class Action Services), and legal counsel to the Funds, the Funds’ independent directors, or investment advisers (including Bell, Boyd & Lloyd LLC and Chapman and Cutler LLP). The Funds’ investment adviser or sub-advisers may also provide portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of information, including limitations on the scope of the portfolio holdings information disclosed.

A Fund or its investment adviser or sub-adviser(s) may also provide portfolio holdings information on an ongoing basis to third parties that provide portfolio analytical tools or assistance with portfolio accounting, straight-through processing or trade order management (including Vestek Systems, Thompson Financial, Factset Research Systems and Advent Software), trading cost analysis (including Elkins/McSherry, LLC and Abel/Noser Corp.) or other portfolio management services; third parties that supply their analyses of holdings information, but not the holdings information itself, to their clients (including retirement plan sponsors or their consultants); and certain independent rating and ranking organizations (including Standard & Poor’s, Moody’s Investor Services and Lipper, Inc.). A Fund or its investment adviser, sub-adviser or distributor may also provide portfolio holdings information to third party firms for due diligence purposes in connection with the firm’s decision to offer or continue to offer Fund shares to customers or in anticipation of a merger involving a Fund, or in other circumstances. To the extent that these disclosures are made prior to the posting of the information on the publicly available website, designated officers of the Funds must first make a determination that there is a legitimate business purpose for doing so and the recipient is subject to a duty to maintain the confidentiality of the information and not misuse it.

Portfolio holdings information will also be disclosed as required by law to regulatory agencies, listing authorities or in connection with litigation.

Compliance personnel of the Funds and their investment adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policy. Reports are made periodically to the Funds’ Board.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

DISTRIBUTION AND SERVICE PLANS

The Funds have adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under each Fund’s Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to financial intermediaries, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund’s Plan will be payable to financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

During the fiscal year ended July 31, 2007, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to financial intermediaries.

12b-1 Fees Incurred by Each Fund for the Fiscal Year Ended July 31, 2007
Nuveen Tradewinds International Value Fund
Class A	$812,667
Class B	160,740
Class C	1,415,606

Total	$2,389,013

Nuveen Tradewinds Global All-Cap Fund
Class A	$352,756
Class B	4,415
Class C	150,396

Total	$507,567

Under each Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not “interested persons” and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP (“PWC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, PWC will provide assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under “Financial Highlights” in the Prospectus have been audited by the respective auditors as indicated in the their reports with respect thereto and are included in reliance upon the authority of those auditors in giving their reports.

The custodian of the assets of the Funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

The Funds’ transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

FINANCIAL STATEMENTS

The audited financial statements for each Fund appear in the each Fund’s Annual Report and the financial statements from such Annual Report are incorporated herein by reference and are available free of charge by calling (800) 257-8787.

GENERAL TRUST INFORMATION

Each Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or “Funds,” which may be divided into classes of shares. Currently, there are fifteen series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A—RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days–including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long Term Ratings: Bonds and Preferred Stock

Aaa	Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A	Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Short-Term Ratings

MIG/VMIG Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: “investment-grade” ratings (international long-term ‘AAA’–‘BBB’ categories; short-term ‘F1’–‘F3’) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international long-term ‘BB’–‘D’; short-term ‘B’–‘D’) either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on ‘AAA’ rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for ‘BBB’ rated bonds was 0.35%, and for ‘B’ rated bonds, 3.0%.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

International Long-Term Credit Ratings

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DD, DDD, D	Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ’D’ have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

The following ratings scale applies to non-U.S. currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

STANDARD & POOR’S EARNINGS AND DIVIDEND RANKINGS

FOR COMMON STOCKS

The investment process involves assessment of various factors—such as products and industry position, corporate resources and financial policy—with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor’s believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor’s earnings and dividend rankings for common stocks which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years—a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic changes in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

In addition, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for exceptions when the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+	Highest
A	High
A-	Above Average
B+	Average
B	Below Average
B-	Lower
C	Lowest
D	In Reorganization

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-scoring stock may at times be so overpriced as to justify its sale, while a low-scoring stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects on management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

VALUE LINE FINANCIAL STRENGTH RATINGS CRITERIA

Value Line—Financial Strength Rating (A++, A+, A, B++, B+, C++, C+, C)—The financial strength of each of the more than 1,600 companies in the VS II data base is rated relative to all the others. The ratings range from A++ to C in nine steps. (For screening purposes, think of an A rating as “greater than” a B). Companies that have the best relative financial strength are given an A++ rating, indicating an ability to weather hard times better than the vast majority of other companies. Those who don’t quite merit the top rating are given an A+ grade, and so on. A rating as low as C++ is considered satisfactory. A rating of C+ is well below average, and C is reserved for companies with very serious financial problems. The ratings are based upon a computer analysis of a number of key variables that determine (a) financial leverage, (b) business risk, and (c) company size, plus the judgment of Value Line’s analysts and senior editors regarding factors that cannot be quantified across-the-board for all companies. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, “quick ratio”, accounting methods, variability of return, fixed charge coverage, stock price stability, and company size.

MAI-GRW-1106D

STATEMENT OF ADDITIONAL INFORMATION

November 28, 2007

Nuveen Investment Trust II

333 West Wacker Drive

Chicago, Illinois 60606

Nuveen Tradewinds Global Resources Fund

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC (“Nuveen”), or from the Fund by written request to the Tradewinds Global Resources Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Nuveen Tradewinds Global Resources Fund dated November 28, 2007.

The audited financial statements for the Fund appear in the Fund’s Annual Report. The financial statements from such Annual Report are incorporated herein by reference and are available without charge by calling (800) 257-8787.

General Information

The Nuveen Tradewinds Global Resources Fund (the “Fund”) is an open-end management investment company and is a series of the Nuveen Investment Trust II (the “Trust”). The Fund is a diversified fund. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, 15 series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940 (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

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INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) With respect to 75% of the total assets of the Fund, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry; except that this restriction shall not be applicable to issued securities by energy and natural resources companies and companies in associated businesses, including utilities, or securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection

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with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end and closed-end investment companies except in compliance with the 1940 Act.

(4) Enter into futures contracts or related options if more than 30% of the Fund’s net assets would be represented by such instruments or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contacts and related options.

(5) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(6) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund’s assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(7) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”) whereby the Fund, under normal circumstances, will invest at least 80% of its net assets in accordance with its name. As a result, the Fund must provide shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to any change of the Fund’s name policy. For purpose of each Name Policy, the Fund considers the term “investments” to include both direct investments and indirect investments (e.g., investments in an underlying Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investment or indirect investments.

Investment Policies and Techniques

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus for the Fund.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities

Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with maturities of less than one year, cash equivalents or may hold cash. The percentage invested in such holdings will vary and depends on several factors, including market conditions. For temporary defensive purposes, including during periods of high cash inflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. The Fund intends to adopt a defensive strategy when Tradewinds believes securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. Short-term fixed income securities are defined to include, without limitation, the following;

(1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are

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supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

(2) The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the

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corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody’s, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality.

Small and Medium Market Capitalizations

The Fund may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Whether a U.S. issuer’s market capitalization is small is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalizations of companies included in the Russell 2000 Index may be regarded as issuers with small market capitalizations. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with ore established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer’s market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalizations of companies included in the Russell Midcap Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Hedging and Derivatives Strategies

General Description of Hedging and Derivatives Strategies

The Fund may use various investment techniques designed to hedge against changes in the values of securities the Fund owns or expects to purchase, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to manage cash flows, to enhance returns, to limit risk of price fluctuations, to limit exposure to losses due to changes to non-U.S. currency exchange rates, to preserve capital or to hedge against interest rate changes.

These strategies include using derivatives, such as futures, options and swaps. These strategies may reduce Fund returns and will benefit the Fund largely to the extent we are able to use them successfully. However, the Fund could lose money on futures transactions or an option can expire worthless.

Hedging of derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio securities. Derivative instruments on stock indices, in contrast, generally are used to hedge against price

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movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as non-U.S. securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for the Fund to invest than would “traditional” securities (i.e., stocks or bonds). The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association (“NFA”), which regulate trading in the futures markets. As a result of the Trust’s filing with the CFTC and the NFA, the Trust, its officers and directors are not subject to the registration requirements of the Commodity Exchange Act, as amended (“CEA”) and are not subject to regulation as commodity pool operators under the CEA. The Trust reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Trust’s policies.

The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs for the Fund.

Federal Income Tax Treatment of Options

In the case of transactions involving “nonequity options,” as defined in Code Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60%

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long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A “nonequity option” generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the “1934 Act”)).

Stock Index Options

The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

The Fund’s use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs for the Fund.

Futures Contracts

The Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund’s hedging may include sales of Futures as an

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offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit is intended to ensure the Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a

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trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the Nasdaq-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund’s custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked- to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on Futures Contracts depends on the portfolio manager’s ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option.

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For additional information, see “Futures Contracts.” Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading,” and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are hereinafter referred to as the “Excepted Futures Contracts”), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a “mixed straddle” under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund’s other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager’s judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

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(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction my try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Swaps, Caps, Collars and Floors

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

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Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Other Investment Policies and Techniques

Delayed-Delivery Transactions

The Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

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The Fund will maintain in a segregated account cash, U.S. government securities, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the adviser of the Fund the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the adviser of the Fund to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; the method of soliciting offers; and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box

When the applicable portfolio manager believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will limit its transactions in short sales against the box to 5% of its net assets. If, for example, the Fund bought 100 hares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might “sell short” the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. The Fund may also be required to pay a premium for short sales which would partially offset any gain.

Lending of Portfolio Securities

The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of

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the securities lent by “marking to market” daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Investment Companies

The Fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Fund or its investment adviser, may subject the Fund to overlapping fees and expenses that may be payable to the adviser or its affiliates.

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MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is eight, one of whom is an “interested person” (as the term “interested person” is defined in the Investment Company Act of 1940) seven of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Trustees who are not interested persons of the Fund

Robert P. Bremner, 333 West Wacker Drive, Chicago, IL 60606 (8/22/40)	Lead Independent Trustee	Term—Indefinite* Length of Service—Since 2003	Private Investor and Management Consultant	178	N/A

Jack B. Evans, 333 West Wacker Drive, Chicago, IL 60606 (10/22/48)	Trustee	Term—Indefinite* Length of Service—since inception	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Adjunct Faculty Member, University of Iowa; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	178	See Principal Occupation description

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Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William C. Hunter, 333 West Wacker Drive, Chicago, IL 60606 (3/6/48)	Trustee	Term—Indefinite* Length of Service— Since 2004	Dean (since July 2006) Tippie College of Business, University of Iowa, formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005 - October 2005).	178	See Principal Occupation description

David J. Kundert, 333 West Wacker Drive, Chicago, IL 60606 (10/28/42)	Trustee	Term—Indefinite* Length of Service— Since 2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Gardens; member of Board of Directors, Milwaukee Repertory Theater.	176	See Principal Occupation description

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Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William J. Schneider, 333 West Wacker Drive, Chicago, IL 60606 (9/24/44)	Trustee	Term—Indefinite* Length of Service— Since 2003	Chairman formerly, Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Vice President, Miller- Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee, Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	178	See Principal Occupation description

Judith M. Stockdale, 333 West Wacker Drive, Chicago, IL 60606 (12/29/47)	Trustee	Term—Indefinite* Length of service— Since 2003	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	178	N/A

Carole E. Stone 333 West Wacker Drive, Chicago, IL 60606 (6/28/47)	Trustee	Term—Indefinite* Length of Service— Since 2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	178	See Principal Occupation Description

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Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Trustee who is an interested person of the Fund

Timothy R. Schwertfeger**, 333 West Wacker Drive, Chicago, IL 60606 (3/28/49)	Chairman of the Board and Trustee	Term—Indefinite* Length of Service— Since inception	Former Director (1994-November 12, 2007), Chairman (1996-June 30, 2007) Non-Executive Chairman (July 1, 2007-November 12, 2007) and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1996-2006) of Institutional Capital Corporation.	178	See Principal Occupation description

*	Trustees serve an indefinite term until his/her successor is elected.
**	“Interested person” as defined in the Investment Company Act of 1940, as amended, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

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Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Officers of the Fund

Gifford R. Zimmerman, 333 West Wacker Drive, Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—until July 2008 Length of Service—Since inception

Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.

				178

Julia L. Antonatos, 333 West Wacker Drive, Chicago, IL 60606 (9/22/63)	Vice President	Term—Until July 2008 Length of Service—Since 2004	Managing Director (since 2005), formerly, Vice President (since 2002); formerly, Assistant Vice President (since 2000) of Nuveen Investments, LLC; Chartered Financial Analyst.	178

Michael T. Atkinson, 333 West Wacker Drive, Chicago, IL 60606 (2/3/66)	Vice President	Term—Until July 2008 Length of Service—Since 2002	Vice President (since 2002); formerly, Assistant Vice President (since 2000) of Nuveen Investments, LLC.	178

Alan A. Brown 333 West Wacker Drive Chicago, IL 60606 (8/1/62)	Vice President	Term—Until July 2008 Length of Service—Since 2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	58

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Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Peter H. D’Arrigo, 333 West Wacker Drive, Chicago, IL 60606 (11/28/67)	Vice President and Treasurer	Term—Until July 2008 Length of Service—Since inception

Vice President and Treasurer of Nuveen Investments, LLC and Nuveen Investments, Inc.; Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Vice President and Treasurer (since 2002) of Nuveen Asset Management, Nuveen Investments Advisers Inc., NWQ Investments Management Company, LLC. (since 2002), Rittenhouse Asset Management, Inc. (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasurer of Symphony Asset Management LLC (since 2003); Chartered Financial Analyst.

				178

Lorna C. Ferguson, 333 West Wacker Drive, Chicago, IL 60606 (10/24/45)	Vice President	Term—Until July 2008—Length of Service—Since inception	Managing Director (since 2004), formerly Vice President of Nuveen Investments, LLC; Managing Director (2004), formerly Vice President (1998- 2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Managing Director (since 2005) of Nuveen Asset Management.	178

William M. Fitzgerald, 333 West Wacker Drive, Chicago, IL 60606 (3/2/64)	Vice President	Term—Until July 2008 Length of Service—Since inception	Managing Director (since 2002) formerly, Vice President of Nuveen Investments, LLC; formerly, Managing Director (1997- 2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Managing Director of Nuveen Asset Management (since 2001); Vice President of Nuveen Investments Advisers, Inc. (since 2002); Chartered Financial Analyst.	178

Stephen D. Foy, 333 West Wacker Drive, Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until July 2008 —Length of Service— Since inception	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller of Nuveen Investments, Inc. (1998-2004); Certified Public Accountant.	178

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 2/24/70	Chief Compliance Officer and Vice President	Term—Until July 2008 —Length of Service— Since 2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Vice President (since 2006), formerly Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) formerly Assistant Vice President of Nuveen Asset Management; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	178

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Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

David J. Lamb, 333 West Wacker Drive, Chicago, IL 60606 (3/22/63)	Vice President	Term—Until July 2008 —Length of Service— Since inception	Vice President of Nuveen Investments, LLC (since 2000); Certified Public Accountant.	178

Tina M. Lazar, 333 West Wacker Drive, Chicago, IL 60606 (6/27/61)	Vice President	Term—Until July 2008 —Length of Service— Since 2002	Vice President of Nuveen Investments, LLC (since 1999).	178

Larry W. Martin, (7/27/51) 333 West Wacker Drive, Chicago, IL 60606	Vice President and Assistant Secretary	Term—Until July 2008 Length of Service— Since inception

Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*

				178

Kevin J. McCarthy, 333 West Wacker Drive Chicago, IL 60606	3/26/66	Term—Until July 2008 Vice President, 2007

Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				178

John V. Miller, 333 West Wacker Drive Chicago, IL 60606	4/10/67	Term—Until July 2008 Vice President, 2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	178

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Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term—Until July 2008 Length of Service—Since 2007	Vice President, Nuveen Investments since 2007; prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	178

John S. White 333 West Wacker Drive Chicago, IL 60606 (5/12/67)	Vice President	Term—Until July 2008 Length of Service—Since 2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	58

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

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The Trustees of the Trust are directors or trustees, as the case may be, of 178 open-end and closed-end funds, except Mr. Kundert is director or trustee of 176 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen, Tradewinds Global Investors LLC (“Tradewinds”) or their affiliates.

The following table shows, for each Trustee who is not affiliated with Nuveen, NAM or Tradewinds, (1) the aggregate compensation paid by the Trust for its fiscal year ended July 31, 2007, (2) the amount of total compensation each Trustee elected to defer from the Trust for its fiscal year ended July 31, 2007, and (3) the total compensation paid to each Trustee by the Nuveen fund complex during the fiscal year ended July 31, 2007. The Trust has no retirement or pension plans.

Name of Person, Position	Aggregate Compensation from the Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Fund and Fund Complex Paid to Trustees[3]
Timothy R. Schwertfeger, Trustee	$—	$—	$—
Robert P. Bremner, Trustee	5,607	407	206,400
Lawrence H. Brown, Trustee[4]	6,344	—	193,500
Jack B. Evans, Trustee	5,339	628	201,000
William C. Hunter, Trustee	2,195	1,645	153,500
David J. Kundert, Trustee	2,502	1,936	171,000
William S. Schneider, Trustee	3,302	2,607	193,000
Judith M. Stockdale, Trustee	3,372	1,134	164,800
Carole E. Stone, Trustee[4]	1,320	—	79,000
Eugene S. Sunshine, Trustee[4]	2,767	2,148	174,500

[1]	The compensation paid to the independent trustees for the fiscal year ended July 31, 2007 for services to the Trust.

[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending July 31, 2007 for services to the open-end and closed-end funds.

[4]

Trustee Brown served on the Board of Trustees through July 31, 2007; Trustee Stone was appointed to the Board of the Nuveen Fund Complex effective January 1, 2007; Trustee Sunshine served on the Board of Trustees through July 31, 2007.

Compensation

The trustee affiliated with Nuveen, NAM and Tradewinds serves without any compensation from the Fund. Trustees who are not affiliated with Nuveen, NAM or Tradewinds (“Independent Trustees”) receive a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead

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Independent Director receives $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid so such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Robert P. Bremner	$0	Over $	100,000
Jack B. Evans	$0	Over $	100,000
William C. Hunter	$0	Over $	100,000
David J. Kundert	$0	Over $	100,000
William S. Schneider	$0	Over $	100,000
Timothy R. Schwertfeger	$0	Over $	100,000
Judith M. Stockdale	$0	Over $	100,000
Carole E. Stone	$0		$0

The independent trustees who are not interested persons of the Trust have represented that they do not own beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Tradewinds or Nuveen.

As of November 26, 2007, the officers and trustees of the Fund, in the aggregate, own none of the shares of the Fund.

Committees

The Board of Trustees of the Trust has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

Robert P. Bremner, Judith M. Stockdale, and Timothy R. Schwertfeger, Chair, serve as the current members of the Executive Committee of the Trust’s Board of Trustees. The Fund’s executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended July 31, 2007, the Executive Committee did not meet.

The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, Jack B. Evans and Judith M. Stockdale. During the fiscal year ended July 31, 2007, the Dividend Committee of the Trust met three times.

The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors.

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The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, and William J. Schneider, trustees of the Trust who are not interested persons of the Trust. During the fiscal year ended July 31, 2007, the Audit Committee met four times.

Nomination of those trustees who are not “interested persons” of the Trust is committed to a Nominating and Governance Committee composed of the trustees who are not “interested persons” of the Trust. The Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities—including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the Nominating and Governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, Judith M. Stockdale, and Carole E. Stone. During the fiscal year ended July 31, 2007, the Nominating and Governance Committee met four times.

The Trust has appointed a lead director who will serve as the chairman of the Nomination and Governance Committee. The purpose of the lead director role is one of coordination and assuring the appropriate and efficient functioning of the Board and the Board process. The lead director (i) organizes and leads independent directors sessions scheduled in connection with regular Board meetings, (ii) ensures an appropriate level and amount of communication among independent directors between scheduled meetings, (iii) works with external counsel and management staff in connection with Board meetings, including the contract renewal process, (iv) leads the process of annual Board self-assessment and follows up on recommendations, and (v) oversees Board operations as it relates to the independent directors.

The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Trust that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Trust and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are William C. Hunter, David J. Kundert, William J. Schneider, Chair, Carole E. Stone and Judith M. Stockdale. The Committee has adopted a written charter. During the fiscal year ended July 31, 2007, the Compliance, Risk Management and Regulatory Oversight Committee met four times.

Proxy Voting Procedures

The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of the Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, Tradewinds has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Fund and managed by Tradewinds. ISS provides voting recommendations based upon established guidelines and practices. Tradewinds reviews ISS recommendations and frequently follow the ISS recommendations. However, on selected issues, Tradewinds may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If Tradewinds manages the assets of a company or its pension plan and any of Tradewinds’ clients hold any securities of that company, Tradewinds will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. For clients that are registered investment companies where a material conflict of interest has been identified by Tradewinds and ISS does not offer a recommendation for the matter, Tradewinds shall disclose the conflict and Tradewinds’ Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board or its designated committee.

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Although Tradewinds has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, they do not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of their investment products) or the directors, officers and employees of such affiliates. Therefore, Tradewinds is unable to consider such information in its process of determining whether there are material conflicts of interests.

Tradewinds has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the sub-adviser’s general voting policies.

When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

FUND MANAGER AND SUB-ADVISER

Fund Manager

NAM acts as the manager of the Fund, with responsibility for the overall management of the Fund. NAM is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Fund, NAM has entered into a Sub-Advisory Agreement with Tradewinds under which Tradewinds, subject to NAM’s supervision, manages the Fund’s investment portfolios. NAM is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NAM and Tradewinds, see “Who Manages the Fund” in the Prospectus.

NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Fund’s shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NAM are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC which is a private equity investment firm based in Chicago, Illinois.

The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch. Due to the merger, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the 1940 Act) of NAM and the funds. As a result, the funds are generally prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM and the funds do not believe that any such prohibition or limitation will have a materially adverse effect on the funds’ ability to pursue their investment objectives and policies.

For the fund management services and facilities furnished by NAM, the Fund has agreed to pay an annual management fee at rates set forth in the Prospectus under “Who Manages the Fund.” In addition, NAM agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund. The Prospectus includes current expense waivers and expense reimbursements for the Fund.

The Fund’s management fee is divided into two components—a complex-level component, based on the aggregate amount of all fund assets managed by NAM and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. The pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NAM and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

The Fund has agreed to pay an annual fund-level management fee payable monthly, based upon the average daily net assets of the Fund as set forth in the prospectus.

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The annual complex-level management fee for the Fund, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

Complex-Level Asset Breakpoint Level[1]	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

[1]

The complex-level fee component of the management fee for the fund is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The following table sets forth the management fees (net of expense reimbursements) paid by the Fund and the fees waived and expenses reimbursed by NAM for the specified period.

Amount of Management Fees (Net of Expense Reimbursements by NAM)	Amount of Fees waived and Expenses Reimbursed by NAM
12/15/06- 7/31/07	12/15/06- 7/31/07
$—	$42,584

In addition to the management fee, the Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Fund, the other Nuveen funds, NAM, the sub-advisers and other related entities have adopted codes of ethics which essentially prohibit all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of the Fund’s anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Adviser

NAM has selected Tradewinds, 2049 Century Park East, 20th Floor, Los Angeles, California 90067, an affiliate of NAM, as sub-adviser to manage the investment portfolios of the Fund. Tradewinds manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of NAM. Tradewinds is organized as a member-managed limited liability company, and its sole managing member is Nuveen Investments.

Out of the fund management fee, for the Fund, NAM pays Tradewinds a portfolio management fee equal to 50% of the advisory fee paid to NAM for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund).

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Tradewinds provides continuous advice and recommendations concerning the Fund’s investments, and is responsible for selecting the broker/dealers who execute the transactions of the portfolio.

The following table sets forth the fees paid by NAM to Tradewinds:

Amount Paid by NAM to Tradewinds
12/15/06- 7/31/07
Nuveen Tradewinds Global Resources Fund	$206

Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this SAI.

David Iben has primary responsibility for the day-to-day implementation of investment strategies of the Fund:

Other Accounts Managed. In addition to managing the Fund, Mr. Iben is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of July 31, 2007 unless otherwise indicated:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
David Iben	Other Registered Investment Companies	7	1.79 Billion
	Other Pooled Investment Vehicles	6	663 Million
	Other Accounts	6,356	7.219 Billion
	Accounts subject to an advisory fee based on performance	3	1.593 Billion

Tradewinds Compensation. Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall investment performance of client portfolios in the strategy he manages relative to the strategy’s general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package for portfolio managers includes an equity-like incentive for purchase (whose value is determined by various factors including the increase in profitability of Tradewinds over time). Additionally, the portfolios managers have been provided compensation in conjunction with signing long-term employment agreements. Tradewinds is a subsidiary of Nuveen Investments, which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the Tradewinds executive committee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

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•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities. As of the date of the Statement of Additional Information, the portfolio manager does not beneficially own any stock issued of the Fund.

PORTFOLIO TRANSACTIONS

Tradewinds is responsible for decisions to buy and sell securities for the Fund. Tradewinds is also responsible for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Tradewinds to seek the best execution at the best security price available with respect to transaction and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective advisor and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups and mark-doors on principal transactions. In selecting broker-dealers and in negotiating commissions, Tradewinds may consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund’s shares.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, Tradewinds may consider investment and market information and other research, such as economic, securities and performance measurement research,

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provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Tradewinds determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Tradewinds or the Fund. Tradewinds believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement, if applicable, provide that such higher commissions will not be paid by the Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to NAM under the Management Agreement or the subadvisory fees paid by NAM to Tradewinds under the Sub-Advisory Agreement are not reduced as a result of receipt by either NAM or Tradewinds of research services.

Tradewinds places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by Tradewinds in servicing all of its accounts; not all of such services may be used by Tradewinds in connection with the Fund. Tradewinds believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Tradewinds believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Tradewinds seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Tradewinds are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified period:

Aggregate Amount of Brokerage Commissions
12/15/06- 7/31/07
Nuveen Tradewinds Global Resources Fund	$1,528

For the period December 15, 2006 (commencement of operations) through July 31, 2007, the Fund paid to brokers as commissions in return for research services $1,224, and the aggregate amount of those transactions on which such commissions were paid was $976,041.

The Fund has not acquired during the fiscal period ended July 31, 2007 any securities of its regular brokers or dealers as defined in rule 10b-1 under the Investment Company Act of 1940 or of the parents of the brokers or dealers.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

The Fund’s net asset value per share is determined separately for each class of the Fund’s shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for trading on New Year’s Day, Washington’s

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Birthday, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of the Fund is calculated by taking the value of the pro rata portion of the Fund’s total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class’s pro rata portion of the Fund’s liabilities), and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and asked prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day’s calculated value.

TAX MATTERS

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Trust.

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not

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describe your state, local or non-U.S. taxes. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by

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the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Deductibility of Fund Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit. If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each Class Bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees, for those classes that pay such fees.

The minimum initial investment is $3,000 per fund share class ($1,000 for individual retirement accounts, $500 for educational individual retirement accounts, $50 if you establish a systematic investment plan, and $250 for accounts opened through fee-based programs). The Fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

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The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission (“SEC”) and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify or a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on July 31, 2007 of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A Shares.

Net Asset Value per share	$23.32
Per Share Sales Charge—5.75% of public offering price (6.09% of net asset value per share)	1.42

Per Share Offering Price to the Public	$24.74

The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Financial Intermediaries.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation

You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify Nuveen or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of the Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Financial Intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase

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without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Fund’s transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions

You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Group Purchase Programs

If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group’s purchases taken as a whole. A “qualified group” is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of the Fund or portfolio for each participant in the program is $50 provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant is $50. No certificate will be issued for any participant’s account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the Fund. No participant may utilize a systematic withdrawal program.

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To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group’s financial advisor or by calling Nuveen toll-free at 800-257-8787.

Elimination of Sales Charge on Class A Shares

Class A Shares of the Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

•	investors purchasing $1,000,000 or more (Nuveen may pay Financial Intermediaries on Class A sales of $1 million and above up to an additional 0.25% of the purchase amounts);

•	officers, trustees and former trustees of the Nuveen and former Flagship Funds;

•

bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any Financial Intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans, and

•

with respect to purchases by employer-sponsored retirement plans with at least 25 employees and that either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Financial Intermediaries a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the financial intermediary elects to waive the commission, a contingent deferred s les charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial advisor must notify Nuveen or the Fund’s transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

Class R Share Purchase Eligibility Class R Shares are available for purchase of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

•

officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

•	bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

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•

any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any Financial Intermediary, or their immediate family members (any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund);

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Intermediate Duration Municipal Bond Fund, formerly called Nuveen Municipal Bond Fund, shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R The reduced sales charge programs may be modified or discontinued by the Fund at any time.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

The Fund will issue Class B shares only upon exchange of Class B shares from another Nuveen Fund or for purposes of dividend reinvestment. Class B shares will not be offered for new or additional investments in the Fund. Class B Shares will be offered at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Financial Intermediaries for providing you with ongoing financial advice and other account services.

You may be subject to a Contingent Deferred Sales Charge (“CDSC”) if you redeem your Class B shares prior to the end of the sixth year after purchase. See “Reduction or Elimination of Contingent Deferred Sales Charge” below. Nuveen compensates Financial Intermediaries for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year’s annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate.

For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a

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shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Financial Intermediaries for providing you with on-going financial advice and other account services. Nuveen compensates Financial Intermediaries for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year’s distribution fee of .75% plus an advance on the first year’s annual service fee of .25%. See “Distribution and Service Plans.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Financial Intermediary, and the Fund receives written confirmation of such approval.

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the Financial Intermediary did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6%

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semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund’s shares subject to a sales charge are reinvested in shares of the Fund within a specified number of days; (vii) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of the Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and (xi) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year’s fees advanced by Nuveen. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code (“Code”) from a retirement plan: (a) upon attaining age 59/1//2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59/1//2; and (ii) for redemptions to satisfy required minimum distributions after age 70/1//2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege

You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully.

If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account

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from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. (See “Frequent Trading Policy” below.)

Reinstatement Privilege

If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund has no present intention to redeem in-kind. The Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Fund’s Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Fund recognizes the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

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2. Round Trip Trade Limitations

Nuveen Funds limit the frequency of Round Trip trades that may be placed in the Fund. Subject to certain exceptions noted below, the Fund limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Fund and may restrict the investor’s existing account(s) to redemptions only. Nuveen Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Fund. The Fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Fund’s Frequent Trading Policy. In addition, the Fund may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Fund believes that the policy is reasonably designed to prevent market timing that is detrimental to the Fund. Such policy may be more or less restrictive than the Fund’s Policy. The Fund cannot ensure that these financial intermediaries will in all cases apply the Fund’s policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; and (ix) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of the Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code (“Code”) from a retirement plan: (a) upon attaining age 591 /2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55;

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(ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

Redemption Fee Policy

The Fund will assess a 2% fee on the proceeds of Fund shares redeemed or exchanged within 30 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and paid directly to the Fund. The fee is intended to offset the trading costs and Fund operating expenses associated with frequent trading. When an investor redeems or exchanges Fund Shares subject to the redemption fee, the Fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order.

The redemption fee may be waived under the following circumstances: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where the Fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Fund confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; (viii) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of the Fund; and (ix) redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans only if the plan sponsor or administrator certifies that the plan does not have the operational capability to assess the fee.

In addition, the redemption fee will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code (“Code”) from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The redemption fee will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

The Fund reserves the right to modify or eliminate redemption fee waivers at any time.

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General Matters

The Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

Upon notice to all Financial Intermediaries, Nuveen may reallow to Financial Intermediaries electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Fund’s Prospectus, Nuveen may from time to time make additional reallowances only to certain Financial Intermediaries who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Financial Intermediaries’ representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Financial Intermediary for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Financial Intermediary and Nuveen Funds. Nuveen may reimburse a participating Financial Intermediary for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Financial Intermediary and Nuveen Funds.

Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amount of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Fund, and will not change the price an investor pays for shares or the amount that the Fund will receive from such a sale.

To help advisors and investors better understand and more efficiently use the Fund to reach their investment goals, the Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

In addition, you may exchange Class R Shares of the Fund for Class A Shares of the Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of the Fund.

Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor’s behalf.

For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see “How to Buy Shares” and “Systematic Investing” in the applicable Prospectus.

If you choose to invest in the Fund, an account will be opened and maintained for you by Boston Financial Data Services (“BFDS”), the Fund’s shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held

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in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Fund will not issue share certificates.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Fund’s shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plans.” Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following tables set forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for the Fund for the specified period. All figures are to the nearest thousand.

	Amount of Underwriting Commissions	Amount Retained by Nuveen	Amount of Compensation on Redemptions and Repurchases
	12/15/06- 7/31/07	12/15/06- 7/31/07	12/15/06- 7/31/07
Nuveen Tradewinds Global Resources Fund	$—	$—	$—

Other compensation to certain dealers

NAM, at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or (b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm’s financial advisors about the features and benefits of Nuveen Funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.

In 2007, NAM expects that it will pay additional compensation to the following dealers:

A.G. Edwards & Sons, Inc.

Ameriprise Financial

Banc of America Investment Services, Inc.

Linsco-Private Ledger

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Morgan Stanley DW Inc.

Raymond James Financial

Smith Barney

UBS Financial Services Inc.

Wachovia Securities LLC

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, www.nuveen.com. Currently, the Fund generally makes available complete portfolio holdings information on the Fund’s website following the end of each month with an approximately one-month lag. Additionally, the Fund publishes on the website a list of top ten holdings as of the end of each month, approximately 2-5 business days after the end of the month for which the information is current. This information will remain available on the website at least until the Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Fund may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including their investment adviser and/or subadviser(s), independent registered public accounting firm, custodian, financial printer (R.R. Donnelly Financial and Financial Graphic Services), proxy voting service(s) (including Institutional Shareholder Services, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Fund’s independent trustees (Chapman and Cutler LLP). Also, the Fund’s investment adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Fund’s investment adviser and/or sub-advisers may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid potential misuse of the disclosed information.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and their investment adviser and sub-adviser(s) periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

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The distribution fee applicable to Class B Shares and Class C Shares under the Fund’s Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Financial Intermediaries, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Fund’s Plan will be payable to Financial Intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

Under the Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not “interested persons” and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

For the period December 15, 2006 (commencement of operations) through July 31, 2007, the Fund incurred 12b-1 fees pursuant to its 12b-1 Plan in the amounts set forth in the table below. For this period, all of the 12b-1 fees were retained by Nuveen, as the distributor of the Fund.

12b-1 Fees incurred by the Fund for the period December 15, 2006 (commencement of operations) through July 31, 2007
Nuveen Tradewinds Global Resources Fund
Class A	$430
Class B	1,714
Class C	1,714

Total	$3,858

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, have been selected as auditors for the Trust. In addition to audit services, PricewaterhouseCoopers LLP will provide assistance on accounting, internal control, tax and related matters.

The custodian of the assets of the Fund is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

The Fund’s transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Fund’s Annual Report. Each Fund’s Annual Report is incorporated by reference into this Statement of Additional Information and is available without charge by calling (800) 257-8787.

GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or “Funds,” which may be divided into classes of shares. Currently, there are 15 series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

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APPENDIX A

Ratings of Investments

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-1

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Moody’s assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1. Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2. Notes allowing for negative coupons, or negative principal.

3. Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Short-Term Ratings

MIG/VMIG Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash- flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

A-2

Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: “investment-grade” ratings (international long-term ‘AAA’-’BBB’ categories; short-term ‘F1’-’F3’) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international long-term ‘BB’-’D’; short-term ‘B’-’D’) either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on ‘AAA’ rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for ‘BBB’ rated bonds was 0.35%, and for ‘B’ rated bonds, 3.0%.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

A-3

Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

International Short-Term Credit Ratings

The following ratings scale applies to non-U.S. currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Shares of any other Nuveen Fund.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Financial Intermediaries for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Financial Intermediaries. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Financial Intermediaries against the annual service fee imposed upon the Class A Shares.

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Statement of Additional Information

November 28, 2007

Nuveen Investment Trust II

333 West Wacker Drive

Chicago, Illinois 60606

NUVEEN SYMPHONY ALL-CAP CORE FUND

NUVEEN SYMPHONY SMALL-MID CAP CORE FUND

NUVEEN SYMPHONY LARGE-CAP VALUE FUND

NUVEEN SYMPHONY MID-CAP CORE FUND

NUVEEN SYMPHONY LARGE-CAP GROWTH FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC (“Nuveen”), or from a Fund by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Nuveen Symphony All-Cap Core Fund, Nuveen Symphony Small-Mid Cap Core Fund, Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Large-Cap Growth Fund, dated November 28, 2007.

The audited financial statements for each Fund’s most recent fiscal year appear in the Funds’ Annual Report. The financial statements from such Annual Reports are incorporated by reference herein and are available without charge by calling (800) 257-8787.

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GENERAL INFORMATION

The Nuveen Symphony All-Cap Core Fund (the “All-Cap Core Fund”), Nuveen Symphony Small-Mid Cap Core Fund (“Small-Mid Cap Core Fund”) Nuveen Symphony Large-Cap Value Fund (the “Large-Cap Value Fund”), Nuveen Symphony Mid-Cap Core Fund (the “Mid-Cap Core Fund”) and Nuveen Symphony Large-Cap Growth Fund (the “Large-Cap Growth Fund”) (individually a “Fund” and collectively the “Funds”) are open-end management investment companies and are series of the Nuveen Investment Trust II (the “Trust”). The funds are diversified funds. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, fifteen series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940 (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

The investment objective and certain fundamental investment policies of the Funds are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) With respect to 75% of the total assets of the Funds, individually, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of a Fund’s total assets would be invested in securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3) Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

(8) Purchase the securities of any issuer if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry; except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of each Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Funds may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

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(2) Purchase securities on margin, except that a Fund may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end and closed-end investment companies except in compliance with the 1940 Act.

(4) Enter into futures contracts or related options if more than 30% of the Fund’s net assets would be represented by such instruments or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contacts and related options.

(5) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in the securities of issuers that engage in these activities.

(6) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of a Fund’s assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(7) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid securities.

Each Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”) whereby each Fund, under normal circumstances, will invest at least 80% of its net assets in accordance with its name. As a result, a Fund must provide shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to any change of such Fund’s name policy. For purpose of each Name Policy, each Fund considers the term “investments” to include both direct investments and indirect investments (e.g., investments in an underlying Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investment or indirect investments.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, policies, and techniques that are described in the Prospectus for the Funds.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities

Each Fund may invest up to 10% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents, money market funds and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody’s or Fitch, or determined by the portfolio manager to be of comparable quality, and having a maturity of one year or less. Short-term taxable fixed income securities are defined to include, without limitation, the following;

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment

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is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

(2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

(3) Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Funds may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody’s, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality.

Small and Medium Market Capitalizations

Each Fund may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Whether a U.S. issuer’s market capitalization is small is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalizations of companies included in the Russell 2000 Index may be regarded as issuers with small market capitalizations. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited

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product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer’s market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalizations of companies included in the Russell Midcap Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Hedging Strategies

General Description of Hedging Strategies

Each Fund may engage in hedging activities. The portfolio manager may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge a Fund’s holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as non-U.S. securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would “traditional” securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association (“NFA”), which regulate trading in the futures markets. As a result of the Trust’s filing with the CFTC and the NFA, the Trust, its officers and directors are not subject to the registration requirements of the Commodity Exchange Act, as amended (“CEA”) and are not subject to regulation as commodity pool operators under the CEA. The Trust reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Trust’s policies.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

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Certain Considerations Regarding Options

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs for a Fund.

Federal Income Tax Treatment of Options

In the case of transactions involving “nonequity options,” as defined in Code Section 1256, a Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A “nonequity option” generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the “1934 Act”)).

Stock Index Options

Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

Each Fund’s use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs for the Fund.

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Futures Contracts

Each Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. A Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit is intended to ensure a Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

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There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the Nasdaq-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, a Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund’s custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund’s successful use of options on Futures Contracts depends on the portfolio manager’s ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option.

For additional information, see “Futures Contracts.” Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading,” and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts

For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are hereinafter referred to as the “Excepted Futures Contracts”), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a “mixed straddle” under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures

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Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract.

Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund’s other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager’s judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

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(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Swaps, Caps, Collars and Floors

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

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Other Investment Policies and Techniques

Delayed-Delivery Transactions

Each Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of a Fund’s other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

Each Fund will maintain in a segregated account cash, U.S. government securities, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the applicable adviser of a Fund the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the applicable adviser of a Fund to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; the method of soliciting offers; and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box

When the applicable portfolio manager believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. Each Fund will limit its transactions in short sales against the box to 5% of its net assets. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might “sell short” the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

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Lending of Portfolio Securities

Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by “marking to market” daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Investment Companies

Each Fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects the Funds to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Funds or its investment adviser, may subject the Funds to overlapping fees and expenses that may be payable to the adviser or its affiliates.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is eight, one of whom is an “interested person” (as the term “interested person” is defined in the Investment Company Act of 1940) and seven of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Trustees who are not interested persons of the Funds

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Lead Independent Trustee	Term - Indefinite* Length of Service - Since 2003	Private Investor and Management Consultant.	178	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term - Indefinite* Length of Service - Since inception	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Counsil of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	178	See Principal Occupation description

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term - Indefinite* Length of Service - Since 2004	Dean (since July 2006) Tippie College of Business, University of Iowa, formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, May 2005-October 2005, of SS&C Technologies, Inc.	178	See Principal Occupation description

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Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term - Indefinite* Length of Service - Since 2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	176	See Principal Occupation description

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term - Indefinite* Length of Service - Since 2003	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, December 2004) Miller-Valentine Partners Ltd., a real estate investment company; formerly, Vice President, Miller-Valentine Realty, a construction company; Chair of the Finance Committee and member of the Audit Committee, Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director and Past Chair, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio; and Business Advisory Council, Cleveland Federal Reserve Bank.	178	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term - Indefinite* Length of Service - Since 2003	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	178	N/A

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term - Indefinite* Length of Service - Since 2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	178	See Principal Occupation description

Trustee who is an interested person of the Funds

Timothy R. Schwertfeger** 333 West Wacker Drive Chicago, IL 60606 (3/28/49)	Chairman of the Board and Trustee	Term - Indefinite* Length of Service - Since inception	Former Director (1994-November 12, 2007), Chairman (1996-June 30, 2007) Non-Executive Chairman (July 1, 2007-November 12, 2007) and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1996-2006) of Institutional Capital Corporation.	178	See Principal Occupation description

*	Trustees serve an indefinite term until his/her successor is elected.
**	“Interested person” as defined in the Investment Company Act of 1940, as amended, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

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The following table sets forth information with respect to each officer of the Funds, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Funds receive no compensation from the Funds. The terms of office of all officers will expire in July 2008.

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Officers of the Funds

Gifford R. Zimmerman (9/9/56) 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	Term - Until July 2008 Length of Service - Since inception	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.	178

Julia L. Antonatos (9/22/63) 333 West Wacker Drive Chicago, IL 60606	Vice President	Term - Until July 2008 Length of Service - Since 2004	Managing Director (since 2005), formerly, Vice President (since 2002); formerly, Assistant Vice President (since 2000) of Nuveen Investments, LLC; Chartered Financial Analyst.	178

Michael T. Atkinson (2/3/66) 333 West Wacker Drive Chicago, IL 60606	Vice President	Term - Until July 2007 Length of Service - Since 2002	Vice President (since 2002); of Nuveen Investments, LLC.	178

Alan A. Brown (8/1/62) 333 West Wacker Drive Chicago, IL 60606	Vice President	Term - Until July 2008 Length of Service - Since 2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	178

Peter H. D’Arrigo (11/28/67) 333 West Wacker Drive Chicago, IL 60606	Vice President and Treasurer	Term - Until July 2007 Length of Service -Since inception	Vice President and Treasurer of Nuveen Investments, LLC and Nuveen Investments, Inc.; Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Vice President and Treasurer (since 2002) of Nuveen Asset Management, Nuveen Investments Advisers Inc., NWQ Investments Management Company, LLC. (since 2002), Rittenhouse Asset Management, Inc. (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasurer of Symphony Asset Management LLC (since 2003); Chartered Financial Analyst.	178

Lorna C. Ferguson (10/24/45) 333 West Wacker Drive Chicago, IL 60606	Vice President	Term - Until July 2008 Length of Service -Since inception	Managing Director (since 2004), formerly Vice President of Nuveen Investments, LLC; Managing Director (2004), formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Managing Director (since 2005) of Nuveen Asset Management.	178

B-14

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606 (3/2/64)	Vice President	Term - Until July 2008 Length of Service -Since inception	Managing Director (since 2002) of Nuveen Investments, LLC; Managing Director of Nuveen Asset Management (since 2001); Vice President of Nuveen Investments Advisers, Inc. (since 2002); formerly, Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.	178

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term - Until July 2008 Length of Service -Since inception	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller of Nuveen Investments, Inc. (1998-2004); Certified Public Accountant.	178

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/1970)	Chief Compliance Officer and Vice President	Term - Until July 2008 Length of Service -Since 2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Vice President (since 2006), formerly Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) formerly Assistant Vice President of Nuveen Asset Management; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	178

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term - Until July 2008 Length of Service -Since inception	Vice President of Nuveen Investments, LLC (since 2000); Certified Public Accountant.	178

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (6/27/61)	Vice President	Term - Until July 2008 Length of Service - Since 2002	Vice President of Nuveen Investments, LLC (since 1999).	178

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term - Until July 2008 Length of Service -Since inception	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	178

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until July 2008 Length of Service—Since 2007	Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	178

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term—Until July 2008 Length of Service—Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2006), of Nuveen Investments, LLC; Chartered Financial Analyst.	178

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term—Until July, 2008 Length of Service— Since 2007	Vice President, Nuveen Investments since 2007; prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	178

John S. White 333 West Wacker Drive Chicago, IL 60606 (5/12/67)	Vice President	Term—Until July 2008 Length of Service—Since 2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	58

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Trustees of the Trust are directors or trustees, as the case may be, of 178 open-end and closed-end funds, except Mr. Kundert is director or trustee of 176 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen, Symphony Asset Management LLC (“Symphony”) or their affiliates.

The following table shows, for each Trustee who is not affiliated with Nuveen, NAM or Symphony, (1) the aggregate compensation paid by the Trust for its fiscal year ended July 31, 2007, (2) the amount of total compensation each Trustee elected to defer from the Trust for its fiscal year ended July 31, 2007, and (3) the total compensation paid to each Trustee by the Nuveen fund complex during the fiscal year ended July 31, 2007. The Trust has no retirement or pension plans.

Name of Person, Position	Aggregate Compensation From the Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Funds and Fund Complex Paid to Trustees[3]
Timothy R. Schwertfeger, Trustee	$—	$—	$—
Robert P. Bremner, Trustee	5,607	407	206,400
Lawrence H. Brown, Trustee[4]	6,344	—	193,500
Jack B. Evans, Trustee	5,339	628	201,000

B-15

Name of Person, Position	Aggregate Compensation From the Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Funds and Fund Complex Paid to Trustees[3]
William C. Hunter, Trustee	2,195	1,645	153,500
David J. Kundert, Trustee	2,502	1,936	171,000
William J. Schneider, Trustee	3,302	2,607	193,000
Judith M. Stockdale, Trustee	3,372	1,134	164,800
Carole E. Stone, Trustee[4]	1,320	—	79,000
Eugene S. Sunshine, Trustee[4]	2,767	2,148	174,500

[1]	The compensation paid to the independent trustees for the fiscal year ended July 31, 2007 for services to the Trust.
[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending July 31, 2007 for services to the open-end and closed-end funds.
[4]

Trustee Brown served on the Board of Trustees through July 31, 2007; Trustee Stone was appointed to the Board of the Nuveen Fund company effective January 1, 2007; Trustee Sunshine served on the Board of Trustees through July 31, 2007.

Compensation

The trustee affiliated with Nuveen, NAM and Symphony serves without any compensation from the Fund. Trustees who are not affiliated with Nuveen, NAM or Symphony (“Independent Trustees”), effective January 1, 2007, receive a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,500 permitting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid so such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Robert P. Bremner	$0	Over $100,000
Jack B. Evans	$0	Over $100,000
William C. Hunter	$0	Over $100,000
David J. Kundert	$0	Over $100,000
William S. Schneider	$0	Over $100,000
Timorthy R. Schwertfeger	$0	Over $100,000
Judith M. Stockdale	$0	Over $100,000
Carole E. Stone	$0	$0

B-16

The independent trustees who are not interested persons of the Trust have represented that they do not own beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Symphony or Nuveen.

As of November 19, 2007, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each Fund. In addition, as of November 19, 2007, Nuveen Investments was the sole shareholder of the Funds. As sole shareholder Nuveen Investments has the ability to control the outcome on any item presented to shareholders for approval.

B-17

Committees

The Board of Trustees of the Trust has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

Robert P. Bremner, Judith M. Stockdale, and Timothy R. Schwertfeger, Chair, serve as the current members of the Executive Committee of the Trust’s Board of Trustees. Each Fund’s executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended July 31, 2007, the Executive Committee did not meet.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Jack B. Evans and Judith M. Stockdale. During the fiscal year ended July 31, 2007, the Dividend Committee of the Trust met three times.

B-18

The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Chair, and William J. Schneider, trustees of the Trust who are not interested persons of the Trust. During the fiscal year ended July 31, 2007, the Audit Committee met four times.

Nomination of those trustees who are not “interested persons” of the Trust is committed to a Nominating and Governance Committee composed of the trustees who are not “interested persons” of the Trust. The Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities—including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the Nominating and Governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, William J. Schneider, David J. Kundert, Judith M. Stockdale and Carole E. Stone. During the fiscal year ended July 31, 2007, the Nominating and Governance Committee met four times.

The Trust has appointed a lead director who will serve as the chairman of the Nomination and Governance Committee. The purpose of the lead director role is one of coordination and assuring the appropriate and efficient functioning of the Board and the Board process. The lead director (i) organizes and leads independent directors sessions scheduled in connection with regular Board meetings, (ii) ensures an appropriate level and amount of communication among independent directors between scheduled meetings, (iii) works with external counsel and management staff in connection with Board meetings, including the contract renewal process, (iv) leads the process of annual Board self-assessment and follows up on recommendations, and (v) oversees Board operations as it relates to the independent directors.

The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Trust that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Trust and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are William C. Hunter, William J. Schneider, Chair, and Judith M. Stockdale. The Committee has adopted a written charter. During the fiscal year ended July 31, 2007, the Compliance, Risk Management and Regulatory Oversight Committee met four times.

Proxy Voting Procedures

Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of each Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, Symphony has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by each Fund and managed by Symphony. ISS provides voting recommendations based upon established guidelines and practices. Symphony reviews ISS recommendations and frequently follow the ISS recommendations. However, on selected issues, Symphony may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If Symphony manages the assets of a company or its pension plan and any of Symphony’s clients hold any securities of that company, Symphony will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. For clients that are registered investment companies where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, Symphony shall disclose the conflict and the Proxy Voting Committee’s determination of the manner in which to vote to the Fund’s Board or its designated committee.

Although Symphony has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, they do not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of their investment products) or the directors, officers and employees of such affiliates. Therefore, Symphony is unable to consider such information in its process of determining whether there are material conflicts of interests.

B-19

When required by applicable regulations, information regarding how each Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

FUND MANAGER AND SUB-ADVISER

Fund Manager

NAM acts as the manager of each Fund, with responsibility for the overall management of each Fund. NAM is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Funds, NAM has entered into a Sub-Advisory Agreement with Symphony under which Symphony, subject to NAM’s supervision, manages the Funds’ investment portfolios. NAM is also responsible for managing each Fund’s business affairs and providing day-to-day administrative services to each Fund. For additional information regarding the management services performed by NAM and Symphony, see “Who Manages the Funds” in the Prospectus.

NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of each Fund’s shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NAM are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois.

The investor group led by Madison Dearborn includes affiliates of Merrill Lynch. As a result of the merger, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the 1940 Act) of the funds. As a result, the funds will generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM and the funds do not believe that any such prohibition or limitation will have a materially adverse effect on the funds’ ability to pursue its investment objective and policies.

For the fund management services and facilities furnished by NAM, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under “Who Manages the Funds.” In addition, NAM agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current expense waivers and expense reimbursements for the Funds.

Each fund’s management fee is divided into two components—a complex-level component, based on the aggregate amount of all funds assets managed by NAM and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. The pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NAM and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each of the Funds has agreed to pay an annual fund-level management fee payable monthly, based upon the average daily net assets of each Fund as set forth in the prospectus.

The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

Complex-Level Asset Breakpoint Level [1]	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

B-20

[1]

The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The following table sets forth the management fees (net of expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NAM for the specified period.

	Amount of Management Fees (Net of Expense Reimbursements by NAM)		Amount of Fees Waived and Expenses Reimbursed by NAM
	5/31/06- 7/31/06	8/01/06- 7/31/07	5/31/06- 7/31/06	8/01/06- 7/31/07
Nuveen Symphony All-Cap Core Fund	$—	$—	$14,822	$30,512
Nuveen Symphony Small-Mid Cap Core Fund	—	—	14,710	30,399
Nuveen Symphony Large-Cap Value Fund	—	—	14,702	42,916
Nuveen Symphony Mid-Cap Core Fund	—	—	14,706	29,197

	Amount of Management Fees (Net of Expense Reimbursements by NAM)	Amount of Fees Waived and Expenses Reimbursed by NAM
	12/15//06- 7/31/07	12/15/06- 7/31/07
Nuveen Symphony Large-Cap Growth Fund	$—	$44,362

In addition to the management fee, each Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Funds, the other Nuveen funds, NAM, the sub-advisers and other related entities have adopted codes of ethics which essentially prohibit all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund’s anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Adviser

NAM has selected Symphony, 555 California Street, Suite 2975, San Francisco, CA 94104, an affiliate of NAM, as sub-adviser to manage the investment portfolios of the Funds. Symphony manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to the supervision of NAM. Nuveen Investments purchased Symphony on July 16, 2001. Symphony is organized as a member-managed limited liability company, and its sole managing member is Nuveen Investments.

Prior to its acquisition by Nuveen in 2001, Symphony was owned by BARRA, Inc. Symphony has provided investment management services since August, 1994. Symphony managed over $5.67 billion in assets as of December 31, 2005.

Out of the fund management fee, for each Fund, NAM pays Symphony a portfolio management fee equal to 50% of the advisory fee paid to NAM for its services to the Funds (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Funds).

Symphony provides continuous advice and recommendations concerning the Funds’ investments, and is responsible for selecting the broker/dealers who execute the transactions of the portfolio.

The following table sets forth the fees paid by NAM to Symphony for the funds for which it serves as sub-adviser:

	Amount Paid by NAM to Symphony
	5/31/06- 7/31/06	8/01/06- 7/31/07
Nuveen Symphony All-Cap Core Fund	$—	$3,332
Nuveen Symphony Small-Mid Cap Core Fund	—	3,543
Nuveen Symphony Large-Cap Value Fund	—	3,786
Nuveen Symphony Mid-Cap Core Fund	—	3,586

Amount Paid by NAM to Symphony
12/15/06- 7/31/07
Nuveen Symphony Large-Cap Growth Fund	$7,076

Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this SAI.

The following individuals have primary responsibility for the day-to-day implementation of investment strategies of the Funds:

Name	Funds
David Wang	All-Cap Core Fund, Large-Cap Value Fund, Mid-Cap Core Fund, Small-Mid Cap Core Fund, Large-Cap Growth Fund

B-21

Other Accounts Managed. In addition to managing the Funds, certain portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of September 26, 2007 unless otherwise indicated:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
David Wang	Other Registered Investment Companies	20	$264.8 million
	Other Pooled Investment Vehicles	0	0
	Other Accounts	3,699	917.4 million

Symphony Compensation. Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm’s operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.

Material Conflicts of Interest. The portfolio managers may manage other accounts with investment strategies similar to the Funds, including other investment companies and separately managed accounts. Fees earned by the sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Beneficial Ownership of Securities. As of the date of the Statement of Additional Information, no portfolio manager beneficially owns any stock issued by the Fund he manages or co-manages.

PORTFOLIO TRANSACTIONS

Symphony is responsible for decisions to buy and sell securities for the Funds. Symphony is also responsible for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Symphony to seek the best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the respective advisor and its advisees. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, Symphony may consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund’s shares.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, Symphony may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Symphony determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Symphony or a Fund. Symphony believes that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement, if applicable, provide that such higher commissions will not be paid by a Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to NAM under the Management Agreement or the subadvisory fees paid by NAM to Symphony under the Sub-Advisory Agreement are not reduced as a result of receipt by either NAM or Symphony of research services.

Symphony places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which each Fund effects its securities transactions may be used by Symphony in servicing all of its accounts; not all of such services may be used by Symphony in connection with a Fund. Symphony believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Symphony believes such costs to each Fund will not be disproportionate to the benefits received by a Fund on a continuing basis. Symphony

B-22

seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by Symphony are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the specified period.

	Aggregate Amount of Brokerage Commissions
	5/31/06 - 7/31/06	8/01/06 - 7/31/07
Nuveen Symphony All-Cap Core Fund	$428	$804
Nuveen Symphony Small-Mid Cap Core Fund	484	929
Nuveen Symphony Large-Cap Value Fund	372	683
Nuveen Symphony Mid-Cap Core Fund	426	760

Aggregate Amount of Brokerage Commissions
12/15/06 - 7/31/07
Nuveen Symphony Large-Cap Growth Fund	$573

During the fiscal year ended July 31, 2007, the Nuveen Symphony All-Cap Core Fund and the Nuveen Symphony Large-Cap Value Fund paid to brokers as commissions in return for research services $2, and $5, respectively, and the aggregate amount of those transactions on which such commissions were paid was $11,224, and $17,092, respectively. The Nuveen Symphony Small-Mid Cap Core Fund and the Nuveen Symphony Mid-Cap Core Fund did not pay any commissions to brokers in return for research services. For the period December 15, 2006 (commencement of operations) through July 31, 2007, the Nuveen Symphony Large-Cap Growth Fund paid to brokers as commissions in return for research services $15, and the aggregate amount of those transactions on which such commissions were paid was $75,882.

The Nuveen Symphony All-Cap Core Fund and the Nuveen Symphony Large-Cap Value Fund have acquired during the fiscal year ended July 31, 2007 the securities of their regular brokers or dealers as defined in rule 10b-1 under the Investment Company Act of 1940 or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of each Fund’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended July 31, 2007:

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of July 31, 2007)
Nuveen Symphony All-Cap Core Fund	Bank of America	Bank of America Corporation	$—
Nuveen Symphony Large-Cap Value Fund	Bank of America	Bank of America Corporation	$18,731
	Bear Stearns & Co., Inc.	Bear Stearns Companies	—
	Morgan Stanley Co., Inc.	Morgan Stanley Co., Inc.	—

Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

Each Fund’s net asset value per share is determined separately for each class of the applicable Fund’s shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for trading on New Year’s Day, Washington’s Birthday, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund’s net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund’s total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class’s pro rata portion of the Fund’s liabilities), and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and asked prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund’s Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day’s calculated value.

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TAX MATTERS

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Trust.

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. taxes. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by a Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to

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qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Deductibility of Fund Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit. If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

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ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF

FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees, for those classes that pay such fees.

The minimum initial investment is $3,000 per fund share class ($1,000 for individual retirement accounts, $500 for educational individual retirement accounts, $50 if you establish a systematic investment plan, and $250 for accounts opened through fee-based programs).

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission (“SEC”) and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on July 31, 2006 of Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

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	Nuveen Symphony All-Cap Core Fund	Nuveen Symphony Small-Mid Cap Core Fund	Nuveen Symphony Large-Cap Value Fund	Nuveen Symphony Mid-Cap Core Fund	Nuveen Symphony Large-Cap Growth Fund
Net Asset Value per share	$22.06	$21.95	$22.58	$22.44	$20.78
Per Share Sales Charge—5.75% of public offering price (6.12%, 6.10%, 6.11%, 6.11%, and 6.11% of net asset value per share)	1.35	1.34	1.38	1.37	1.27

Per Share Offering Price to the Public	$23.41	$23.29	$23.96	$23.81	$22.05

Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation

You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify Nuveen or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to a financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased

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for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions

You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Group Purchase Programs

If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group’s purchases taken as a whole. A “qualified group” is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any Fund or portfolio by each participant is $50. No certificate will be issued for any participant’s account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group’s financial advisor or by calling Nuveen toll-free at 800-257-8787.

Elimination of Sales Charge on Class A Shares

Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

•	investors purchasing $1,000,000 or more; Nuveen may pay financial intermediaries on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts;

•	officers, trustees and former trustees of the Nuveen and former Flagship Funds;

•

bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);

•	any person who, for at least 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans, and

•

with respect to purchases by employer-sponsored retirement plans with at least 25 employees and that either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay financial intermediaries

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a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the financial intermediary elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your financial advisor must notify Nuveen or the Fund’s transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.

Class R Share Purchase Eligibility

Class R Shares are available for purchase of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

•

officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

•	bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

•

any person who, for at least 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members (any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund);

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Intermediate Duration Municipal Bond Fund, formerly called Nuveen Municipal Bond Fund, shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A Shares.

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The reduced sales charge programs may be modified or discontinued by the Funds at any time.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate financial intermediaries for providing you with ongoing financial advice and other account services. Each Fund has established a maximum purchase amount for the Class B shares of the Funds. Class B Shares purchase orders equaling or exceeding $100,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A or Class C Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval.

You may be subject to a Contingent Deferred Sales Charge (“CDSC”) if you redeem your Class B shares prior to the end of the sixth year after purchase. See “Reduction or Elimination of Contingent Deferred Sales Charge” below. Nuveen compensates financial intermediaries for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year’s annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate financial intermediaries for providing you with on-going financial advice and other account services. Nuveen compensates financial intermediaries for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year’s distribution fee of .75% plus an advance on the first year’s annual service fee of ..25%. See “Distribution and Service Plans.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval.

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Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and (xi) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year’s fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code (“Code”) from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

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Shareholder Programs

Exchange Privilege

You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. (See “Frequent Trading Policy” below.)

Reinstatement Privilege

If you redeemed Class A, Class B or Class C Shares of one of the Funds or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In-Kind

Each Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although each Fund has no present intention to redeem in-kind. Each Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Program is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when

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rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1.	Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder’s account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2.	Round Trip Trade Limitations

Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund’s net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund’s net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the Funds to be related. Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.

3.	Definition of Frequent Trader

An investor (and/or the investor’s financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.

4.	Rules Governing Trades Placed by Frequent Traders

Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1:00 p.m. New York time and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader’s account(s) exceeds 2% of a Fund’s net assets.

5.	Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to (a) interpret the terms and application of these policies, (b) to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and (c) to exclude the application of its provisions to certain classes of redemptions, as set forth in each Fund’s Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts is dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy’s terms.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint

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owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; and (viii) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code (“Code”) from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

B-34

General Matters

Each Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

Upon notice to all financial intermediaries, Nuveen may reallow to financial intermediaries electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds’ Prospectus, Nuveen may from time to time make additional reallowances only to certain financial intermediaries who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such financial intermediaries’ representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating financial intermediary for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the financial intermediary and Nuveen Funds. Nuveen may reimburse a participating financial intermediary for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the financial intermediary and Nuveen Funds.

Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amount of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of a Fund, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, each Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use a Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. A Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds’ net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor’s behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see “How to Buy Shares” and “Systematic Investing” in the applicable Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services (“BFDS”), the Funds’ shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

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Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds’ shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plans.” Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the specified period. All figures are to the nearest thousand.

	Amount of Underwriting Commissions		Amount Retained by Nuveen		Amount of Compensation on Redemptions and Repurchases
	5/31/06 - 7/31/06	8/01/06- 7/31/07	5/31/06- 7/31/06	8/01/06- 7/31/07	5/31/06 - 7/31/06	8/01/06- 7/31/07
Nuveen Symphony All-Cap Core Fund	$—	—	$—	—	$—	—
Nuveen Symphony Small-Mid Cap Core Fund	—	—	—	—	—	—
Nuveen Symphony Large-Cap Value Fund	—	—	—	—	—	—
Nuveen Symphony Mid-Cap Core Fund	—	—	—	—	—	—

	Amount of Underwriting Commissions	Amount Retained by Nuveen	Amount of Compensation on Redemptions and Repurchases
	12/15/06 - 7/31/07	12/15/06 - 7/31/07	12/15/06 - 7/31/07
Nuveen Symphony Large-Cap Growth Fund	$—	$—	$—

Other compensation to certain dealers

NAM, at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or (b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm’s financial advisors about the features and benefits of Nuveen Funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.

In 2007, NAM expects that it will pay additional compensation to the following dealers:

A.G. Edwards & Sons, Inc.

Ameriprise Financial

Banc of America Investment Services, Inc.

Linsco-Private Ledger

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Morgan Stanley DW Inc.

Raymond James Financial

Smith Barney

UBS Financial Services Inc.

Wachovia Securities LLC

Disclosure of Portfolio Holdings

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of each Fund’s portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. Currently, each Fund generally makes available complete portfolio holdings information on each Fund’s website following the end of each month with an approximately one-month lag. Additionally, all Funds publish on the website a list of top ten holdings as of the end of each month, approximately 2-5 business days after the end of the month for which the information is current. This information will remain available on the website at least until a Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including their investment adviser and/or subadviser(s), independent registered public accounting firm, custodian, financial printer (R. R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including Institutional Shareholder Services, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds’ independent trustees (Chapman and Cutler LLP). Also, the Funds’ investment adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Funds’ investment adviser and/or sub-advisers may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid potential misuse of the disclosed information.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and their investment adviser and sub-adviser(s) periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Trustees on an annual basis.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

DISTRIBUTION AND SERVICE PLANS

The Funds have adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under each Fund’s Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to financial intermediaries, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund’s Plan will be payable to financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of

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the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

During the fiscal year ended July 31, 2007, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, all of the 12b-1 fees were retained by Nuveen, as the distributor of the Funds.

	12b-1 Fees Incurred by the Fund for the fiscal year ended July 31, 2007
Nuveen Symphony All-Cap Core Fund
Class A	$693
Class B	2,760
Class C	2,760

Total	$6,213

Nuveen Symphony Small-Mid Cap Core Fund
Class A	$683
Class B	2,719
Class C	2,719

Total	$6,121

Nuveen Symphony Large-Cap Value Fund
Class A	$702
Class B	2,801
Class C	2,801

Total	$6,304

Nuveen Symphony Mid-Cap Core Fund
Class A	$684
Class B	2,724
Class C	2,724

Total	$6,132

Nuveen Symphony Large-Cap Growth Fund
Class A	$406
Class B	1,619
Class C	1,619

Total	$3,644	*

*	For the period December 15, 2006 (commencement of operations) through July 31, 2007.

Under each Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not “interested persons” and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, have been selected as auditors for the Trust. In addition to audit services, PricewaterhouseCoopers LLP will provide assistance on accounting, internal control, tax and related matters.

The custodian of the assets of the Funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

The Funds’ transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Fund’s Annual Report. Each Fund’s Annual Report is incorporated by reference into this Statement of Additional Information and is available without charge by calling (800) 257-8787.

GENERAL TRUST INFORMATION

Each Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or “Funds,” which may be divided into classes of shares. Currently, there are fifteen series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

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APPENDIX A—RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days–including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Moody’s assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated

A-1

rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1)	Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2)	Notes allowing for negative coupons, or negative principal.

3)	Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Short-Term Ratings

MIG/VMIG Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

A-2

Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: “investment-grade” ratings (international long-term ‘AAA’–’BBB’ categories; short-term ‘F1’–’F3’) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international long-term ‘BB’–’D’; short-term ‘B’–’D’) either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on ‘AAA’ rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for ‘BBB’ rated bonds was 0.35%, and for ‘B’ rated bonds, 3.0%.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

A-3

International Short-Term Credit Ratings

The following ratings scale applies to non-U.S. currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A-4